                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6200

                               Schwab Investments
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
       -------------------------------------------------------------------
          (Address of principal executive offices)           (Zip code)

                                 Randall W. Merk
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2002 - August 31, 2003

Item 1: Report(s) to Shareholders.

SCHWAB TAX-FREE BOND FUNDS

      ANNUAL REPORT
      August 31, 2003

      Schwab Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab Long-Term
      Tax-Free Bond Fund(TM)

      Schwab California
      Short/Intermediate
      Tax-Free Bond Fund(TM)

      Schwab California Long-Term
      Tax-Free Bond Fund(TM)

                                                           [CHARLES SCHWAB LOGO]

Four funds designed to offer tax-free income.

    In this report

      Management's Discussion ..............................................   2

         The president of SchwabFunds(R) and the funds' manager take a look at the factors that shaped fund performance during the report period.

         Performance at a Glance ..............   5

      Schwab Short/Intermediate Tax-Free Bond Fund(TM)
         Ticker Symbol: SWITX

         The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

         Performance and Fund Facts ...........   7
         Financial Statements .................  15

      Schwab Long-Term Tax-Free Bond Fund(TM)
         Ticker symbol: SWNTX

         The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 1

         Performance and Fund Facts ...........   9
         Financial Statements .................  25

      Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
         Ticker symbol: SWCSX

         The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

         Performance and Fund Facts ...........  11
         Financial Statements .................  34

      Schwab California Long-Term Tax-Free Bond Fund(TM)
         Ticker symbol: SWCAX

         The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 1

         Performance and Fund Facts ...........  13
         Financial Statements .................  43

      Financial notes ......................................................  52

      Fund Trustees ........................................................  56

      Glossary .............................................................  59

      Fund manager: Charles Schwab Investment Management, Inc. Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

    1 A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income taxes as well.

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

With the stock market showing signs of life, and many expecting bond prices to decline, many investors are wondering whether this is a good time to own bonds. As someone who has faith in the long-term potential of stocks, I certainly understand where this question is coming from. However, the truth is that owning stocks and owning bonds is not an either/or proposition. A well-balanced portfolio contains both.

Perhaps the most important reason to own bonds is to help protect you against the things you can't predict. In 2000, how many U.S. investors expected a three-year stock market downturn? I doubt that in 1990 many people in Japan expected a 12-year downturn, either. Yet both happened. Similarly, we were all caught off-guard by the terrible events of 9/11. In the wake of this tragedy, investors clamored for Treasury securities, bidding up their prices while stocks stumbled.

Can you lose money investing in bond funds? Absolutely. When bond yields increase, prices decline. But the point of owning a diversified portfolio is that it is nearly impossible to successfully time the market. That's why at Schwab we have long advocated a disciplined approach towards asset allocation.

If you have any questions about the allocation of your portfolio, or whether owning bond funds makes sense in your portfolio, I hope you will feel free to draw on the expertise of our professionals. That's why they're there: to help you find answers.

Thank you for your continued trust in SchwabFunds(R).

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION  for the year ended August 31, 2003

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The second half of the report period saw what could be a turning point in the bond markets. After a long decline to historically low levels, interest rates rebounded sharply in June of 2003, which meant lower share prices for many bond funds. On the next few pages we discuss some of the factors that, in our view, contributed to this trend, and what it meant for the funds covered in this report.

With their regular income and historically lower volatility (compared with stocks), bonds do have the potential to help cushion a portfolio against the effects of stock market volatility. It appears unlikely that bonds will continue to post the significant total returns we've seen in recent years. However, the basic reasons for keeping bond investments in a portfolio -- income and lower volatility -- are always worth remembering. I believe these reasons are as valid today as they have been in the past.

Before closing, I want to say a few words about an issue that has been in the headlines recently: mutual fund integrity. Along with management expertise and customer service, integrity is a key element of what we have to offer. All of us at SchwabFunds(R) strive to maintain high standards in our operations. Nevertheless, we continue to scrutinize our operations. We believe that treating all shareholders equally is a basic principle of a mutual fund, and it's a principle we at SchwabFunds take very seriously.

Nothing means more to our business than the trust of our shareholders. We don't take that trust for granted. I want to thank you for investing with us, and I hope you'll let us know if there is anything else we can do to help you reach your financial goals.

Sincerely,

/s/ Randall W. Merk

Past performance does not indicate future results.


2 Schwab Tax-Free Bond Funds

[PHOTO OF JOANNE LARKIN]

JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the funds since their inception. She joined the firm in 1992, and has worked in fixed-income asset management and research since 1984.

THE ECONOMY AND THE MARKET

ECONOMIC UNCERTAINTY GRADUALLY GAVE WAY TO MORE ENCOURAGING ECONOMIC SIGNS TOWARD THE END OF THE REPORT PERIOD. The beginning of the report period saw the U.S. economy behaving more or less as it had since late 2001, with no clear signs of either significant growth or contraction. In March 2003, not long after the conclusion of major hostilities in Iraq, stock prices began to rise, and by the end of the report period, it appeared that the economy was finally beginning to gather strength.

THE FEDERAL RESERVE (THE FED) CUT SHORT-TERM INTEREST RATES TWICE DURING THE PERIOD. The two cuts -- 0.50% in November 2002 and 0.25% in June 2003 -- brought the Fed funds target rate to an historic low of 1.00%. The cuts reflected the Fed's concerns that an economic recovery was not materializing as rapidly as one might have hoped and deflation remained a risk.

THE BOND MARKET REACTED DRAMATICALLY TO THE FED'S JUNE 2003 RATE CUT. Yields of benchmark 10-year Treasury bonds, which had been drifting downward since before the beginning of the report period, suddenly skyrocketed. In keeping with their inverse relationship to yields, market prices of these bonds began the period drifting upward, then plummeted after the June cut.

YIELDS OF MUNICIPAL SECURITIES: Effective Yields of Five-Year and 30-Year Municipal Bonds

[LINE GRAPH]


                     5-Year AAA         30-Year Bond
                      GO Bond          Buyer 40 Index
31-Aug-93               3.92               5.61
30-Sep-93               3.71               5.51
29-Oct-93               3.73               5.59
30-Nov-93               3.97               5.90
31-Dec-93               3.83               5.60
31-Jan-94               3.70               5.51
28-Feb-94               4.02               6.09
31-Mar-94               4.71               7.04
29-Apr-94               4.82               7.02
31-May-94               4.77               6.89
30-Jun-94               4.83               6.92
29-Jul-94               4.69               6.62
31-Aug-94               4.71               6.55
30-Sep-94               4.92               6.93
31-Oct-94               5.11               7.36
30-Nov-94               5.37               7.73
30-Dec-94               5.30               7.28
31-Jan-95               5.12               6.86
28-Feb-95               5.01               6.47
31-Mar-95               4.83               6.40
28-Apr-95               4.84               6.43
31-May-95               4.48               6.04
30-Jun-95               4.57               6.37
31-Jul-95               4.40               6.38
31-Aug-95               4.31               6.30
29-Sep-95               4.30               6.23
31-Oct-95               4.23               5.99
30-Nov-95               4.15               5.74
29-Dec-95               4.14               5.65
31-Jan-96               4.09               5.70
29-Feb-96               4.09               5.99
29-Mar-96               4.38               6.44
30-Apr-96               4.49               6.50
31-May-96               4.64               6.45
28-Jun-96               4.61               6.26
31-Jul-96               4.56               6.18
30-Aug-96               4.57               6.21
30-Sep-96               4.48               6.00
31-Oct-96               4.40               5.94
29-Nov-96               4.18               5.73
31-Dec-96               4.25               5.87
31-Jan-97               4.41               6.02
28-Feb-97               4.34               5.96
31-Mar-97               4.61               6.26
30-Apr-97               4.67               6.15
30-May-97               4.60               5.88
30-Jun-97               4.41               5.79
31-Jul-97               4.10               5.38
29-Aug-97               4.34               5.73
30-Sep-97               4.21               5.61
31-Oct-97               4.16               5.59
28-Nov-97               4.17               5.50
31-Dec-97               4.06               5.35
30-Jan-98               4.04               5.30
27-Feb-98               4.03               5.44
31-Mar-98               4.09               5.46
30-Apr-98               4.23               5.68
29-May-98               4.09               5.34
30-Jun-98               4.10               5.36
31-Jul-98               4.07               5.41
31-Aug-98               3.87               5.19
30-Sep-98               3.77               5.09
30-Oct-98               3.70               5.34
30-Nov-98               3.73               5.25
31-Dec-98               3.77               5.34
29-Jan-99               3.63               5.21
26-Feb-99               3.70               5.33
31-Mar-99               3.86               5.39
30-Apr-99               3.80               5.47
31-May-99               4.00               5.62
30-Jun-99               4.39               5.91
30-Jul-99               4.31               5.94
31-Aug-99               4.39               6.21
30-Sep-99               4.45               6.31
29-Oct-99               4.62               6.53
30-Nov-99               4.55               6.42
31-Dec-99               4.72               6.55
31-Jan-00               4.94               6.68
29-Feb-00               4.94               6.43
31-Mar-00               4.85               6.09
28-Apr-00               4.95               6.21
31-May-00               5.11               6.46
30-Jun-00               4.80               6.02
31-Jul-00               4.62               5.84
31-Aug-00               4.47               5.75
30-Sep-00               4.54               5.93
31-Oct-00               4.49               5.80
30-Nov-00               4.46               5.79
31-Dec-00               4.23               5.40
31-Jan-01               3.85               5.37
28-Feb-01               3.82               5.39
30-Mar-01               3.75               5.39
30-Apr-01               3.95               5.77
31-May-01               3.79               5.61
29-Jun-01               3.74               5.57
31-Jul-01               3.59               5.33
31-Aug-01               3.38               5.11
30-Sep-01               3.31               5.31
31-Oct-01               3.14               5.26
30-Nov-01               3.44               5.45
31-Dec-01               3.76               5.64
31-Jan-02               3.45               5.45
28-Feb-02               3.29               5.33
31-Mar-02               3.95               5.71
30-Apr-02               3.46               5.47
31-May-02               3.40               5.53
30-Jun-02               3.19               5.40
31-Jul-02               2.93               5.27
31-Aug-02               2.83               5.14
30-Sep-02               2.53               4.67
31-Oct-02               2.91               5.09
30-Nov-02               2.92               5.29
31-Dec-02               2.59               4.99
31-Jan-03               2.55               5.14
28-Feb-03               2.37               4.97
31-Mar-03               2.50               4.91
30-Apr-03               2.44               4.84
31-May-03               2.12               4.57
30-Jun-03               2.17               4.66
31-Jul-03               2.83               5.45
31-Aug-03               2.82               5.30

THE SPREAD BETWEEN SHORT- AND LONG-TERM MUNI YIELDS CONTINUED TO WIDEN THROUGHOUT THE REPORT PERIOD, AS SHORT-TERM YIELDS FELL FASTER THAN LONG-TERM YIELDS.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

                                                    Schwab Tax-Free Bond Funds 3

MANAGEMENT'S DISCUSSION continued

      Compared with taxable bonds, the performance of muni bonds generally remained very robust throughout the period.

Why did this particular rate cut -- which, after all, was the 13th made by the Fed since January of 2001 -- have such a significant effect on bond markets? We believe the answer is twofold. First, the bond market seemed to be expecting a cut of half a percent. By lowering the Fed funds rate by only a quarter of a percent, the Fed was seen as signaling that its outlook for the economy was positive.

Second, prior to the cut, many investors appeared to believe the Fed was prepared to resort to unconventional easing methods, since short-term rates could not be cut much further. In particular, the Fed had indicated that it might begin to purchase longer-term Treasury bonds, which would raise their value and therefore lower yields. When, at the time of the June 2003 rate cut, the Fed also stated that it was no longer considering unconventional easing, the price of longer Treasuries, which had risen in anticipation of Fed purchases, fell back again.

THE YIELD SPREADS BETWEEN TREASURIES AND ALL GRADES OF CORPORATES NARROWED DRAMATICALLY. From early within the report period almost until the end, the difference between yields offered by corporate bonds and those offered by benchmark 10-year Treasury bonds narrowed. It was the fastest and largest decline in at least 14 years.

It is our belief that this decline reflected a growing perception on the part of bond investors that most corporations that had survived the difficulties of the past few years were not likely to suffer significant financial

YIELD ADVANTAGE OF MUNIS OVER TREASURIES: For Five-Year Bonds; Tax Brackets Shown are the Highest Applicable

TREMENDOUS INVESTOR DEMAND FOR QUALITY BROUGHT TREASURY YIELDS SO LOW THAT THE YIELD ADVANTAGE OF MUNIS INCREASED SUBSTANTIALLY.

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

[LINE GRAPH]

                       Federal               Federal/CA
                     35.0% Bracket          41.05% Bracket
31-Aug-93                0.81                   1.10
30-Sep-93                0.61                   0.90
29-Oct-93                0.58                   0.87
30-Nov-93                0.62                   0.93
31-Dec-93                0.44                   0.76
31-Jan-94                0.44                   0.74
28-Feb-94                0.40                   0.73
31-Mar-94                0.66                   1.04
29-Apr-94                0.51                   0.91
31-May-94                0.38                   0.78
30-Jun-94                0.31                   0.73
29-Jul-94                0.32                   0.72
31-Aug-94                0.29                   0.70
30-Sep-94                0.19                   0.63
31-Oct-94                0.24                   0.70
30-Nov-94                0.31                   0.78
30-Dec-94                0.21                   0.69
31-Jan-95                0.24                   0.70
28-Feb-95                0.43                   0.86
31-Mar-95                0.23                   0.66
28-Apr-95                0.37                   0.78
31-May-95                0.55                   0.91
30-Jun-95                0.69                   1.05
31-Jul-95                0.40                   0.77
31-Aug-95                0.37                   0.73
29-Sep-95                0.39                   0.75
31-Oct-95                0.45                   0.81
30-Nov-95                0.56                   0.90
29-Dec-95                0.64                   0.97
31-Jan-96                0.69                   1.00
29-Feb-96                0.36                   0.71
29-Mar-96                0.42                   0.79
30-Apr-96                0.32                   0.71
31-May-96                0.33                   0.73
28-Jun-96                0.41                   0.80
31-Jul-96                0.29                   0.69
30-Aug-96                0.20                   0.61
30-Sep-96                0.28                   0.67
31-Oct-96                0.46                   0.82
29-Nov-96                0.39                   0.74
31-Dec-96                0.21                   0.59
31-Jan-97                0.35                   0.73
28-Feb-97                0.19                   0.57
31-Mar-97                0.22                   0.63
30-Apr-97                0.40                   0.80
30-May-97                0.37                   0.77
30-Jun-97                0.26                   0.65
31-Jul-97                0.27                   0.62
29-Aug-97                0.30                   0.67
30-Sep-97                0.32                   0.68
31-Oct-97                0.45                   0.80
28-Nov-97                0.37                   0.73
31-Dec-97                0.35                   0.69
30-Jan-98                0.54                   0.87
27-Feb-98                0.40                   0.74
31-Mar-98                0.44                   0.78
30-Apr-98                0.57                   0.91
29-May-98                0.48                   0.82
30-Jun-98                0.55                   0.88
31-Jul-98                0.50                   0.83
31-Aug-98                0.75                   1.04
30-Sep-98                1.03                   1.29
30-Oct-98                0.95                   1.21
30-Nov-98                0.82                   1.09
31-Dec-98                0.82                   1.09
29-Jan-99                0.67                   0.95
26-Feb-99                0.31                   0.62
31-Mar-99                0.54                   0.85
30-Apr-99                0.41                   0.73
31-May-99                0.37                   0.71
30-Jun-99                0.72                   1.06
30-Jul-99                0.55                   0.90
31-Aug-99                0.58                   0.93
30-Sep-99                0.71                   1.06
29-Oct-99                0.76                   1.11
30-Nov-99                0.58                   0.95
31-Dec-99                0.60                   0.98
31-Jan-00                0.60                   1.00
29-Feb-00                0.65                   1.05
31-Mar-00                0.75                   1.13
28-Apr-00                0.70                   1.10
31-May-00                0.87                   1.27
30-Jun-00                0.78                   1.15
31-Jul-00                0.63                   1.00
31-Aug-00                0.59                   0.95
30-Sep-00                0.74                   1.09
31-Oct-00                0.71                   1.07
30-Nov-00                0.93                   1.26
31-Dec-00                0.99                   1.29
31-Jan-01                0.75                   1.04
28-Feb-01                0.79                   1.07
30-Mar-01                0.79                   1.06
30-Apr-01                0.77                   1.07
31-May-01                0.60                   0.89
29-Jun-01                0.52                   0.82
31-Jul-01                0.65                   0.92
31-Aug-01                0.53                   0.80
30-Sep-01                0.84                   1.07
31-Oct-01                0.88                   1.09
30-Nov-01                0.80                   1.04
31-Dec-01                0.96                   1.22
31-Jan-02                0.61                   0.87
28-Feb-02                0.57                   0.82
31-Mar-02                0.83                   1.12
30-Apr-02                0.60                   0.86
31-May-02                0.57                   0.83
30-Jun-02                0.57                   0.81
31-Jul-02                0.69                   0.90
31-Aug-02                0.74                   0.93
30-Sep-02                0.86                   1.02
31-Oct-02                1.14                   1.30
30-Nov-02                0.79                   0.99
31-Dec-02                0.81                   0.98
31-Jan-03                0.64                   0.82
28-Feb-03                0.64                   0.80
31-Mar-03                0.74                   0.90
30-Apr-03                0.65                   0.82
31-May-03                0.63                   0.77
30-Jun-03                0.60                   0.75
31-Jul-03                0.74                   0.93
31-Aug-03                0.57                   0.78



4 Schwab Tax-Free Bond Funds

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 8/31/03

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM) .........    2.50%
Index ..........................    3.06%
Category Average 1 .............    2.09%

Performance Details ............   page 7

SCHWAB LONG-TERM
TAX-FREE BOND FUND(TM) .........    4.01%
Index ..........................    3.14%
Category Average 2 .............    2.07%

Performance Details ............   page 9

SCHWAB CALIFORNIA
SHORT/INTERMEDIATE
TAX-FREE BOND FUND(TM) .........    2.15%
Index ..........................    3.06%
Category Average 3 .............    1.52%

Performance Details ............  page 11

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(TM).........     2.14%
Index ..........................    3.14%
Category Average 4 .............    1.34%

Performance Details ............  page 13

setbacks going forward. The difference in risk between Treasuries (which are essentially considered risk-free) and corporate bonds was therefore perceived to be substantially less than it had been for the past several years.

MOST SECTORS OF THE BOND MARKET POSTED POSITIVE TOTAL RETURNS FOR THE REPORT PERIOD, BUT LAGGED WELL BEHIND THE ROBUST RETURNS POSTED BY MOST TYPES OF STOCKS. In general, corporate bonds were the stand-out story in terms of bond total return during the period. Muni bonds also performed well, with yields during the period approaching those of Treasuries, even before factoring in the effect of taxes (chart, page 4).

THE FUNDS

ALL OF THE FUNDS POSTED NET GAINS FOR THE REPORT PERIOD AND MET THE GOAL OF PROVIDING TAX-FREE INCOME. Throughout the period, each fund maintained about three-quarters of its assets or more in bonds in the top two credit categories. With muni investors concerned about credit quality in light of many states' well-publicized fiscal woes, high-quality bonds were in demand during the report period, which made a positive contribution to fund performance.

ISSUANCE OF MUNI BONDS RAN AT RECORD-SETTING LEVELS DURING THE REPORT PERIOD. Two reasons contributing to this trend were the eagerness of municipal issuers to bring bonds to market while rates are still relatively low, and the decision of numerous states to resort to bond financing to help cope with budget deficits.

Nationally, the state with the most widely publicized budget problems was California. This affected the two California funds as well as the two national funds, as California's issuance of new bonds was so great that it

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

  A portion of income may be subject to the alternative minimum tax (AMT) and, for the national funds, state and local income tax as well.

1 Source for category information: Morningstar, Inc. As of 8/31/03, there were 96 funds in the Municipal Short Bond Fund category for the one-year period, 73 for the five-year period and 31 for the ten-year period.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 259 funds in the Municipal National Long Bond Fund category for the one-year period, 205 for the five-year period and 110 for the ten-year period.

3 Source for category information: Morningstar, Inc. As of 8/31/03, there were 52 funds in the Municipal California Intermediate/Short Bond Fund category for the one-year period, 34 for the five-year period and 15 for the ten-year period.

4 Source for category information: Morningstar, Inc. As of 8/31/03, there were 132 funds in the Municipal California Long Bond Fund category for the one-year period, 106 for the five-year period and 59 for the ten-year period.

                                                    Schwab Tax-Free Bond Funds 5

      As of the end of the report period, all funds in this report were positioned to take advantage of a modest economic recovery and to weather a degree of volatility.

was noticeable in the muni market nationwide. One result was that the yields on California bonds rose, in part because of the reduction in credit quality but also because the higher volume of issuance meant a plentiful supply at a time when many bond investors already held as many California bonds as they preferred to own.

CREDIT ISSUES ALSO AFFECTED SOME BOND SECTORS. Tobacco settlement bonds and unenhanced airport and airline bonds underperformed during the report period, while enhanced bonds (bonds whose credit is supplemented by a third party) and bonds for essential services outperformed. Performance of all four funds benefited by our decision to avoid tobacco and unenhanced airport or airline bonds.

IN SCHWAB SHORT-INTERMEDIATE TAX-FREE BOND FUND(TM) AND SCHWAB LONG-TERM TAX-FREE BOND FUND(TM), our holdings of California bonds varied during the report period. Given the increase of supply of California General Obligations (a portion of the funds' California holdings), we anticipated them getting cheaper as more came into the market. As a result, we reduced our California General Obligation holdings to zero by the end of the period in the national funds. Our strategy with these holdings was to seek to take advantage of changes in the attractiveness of California bonds relative to other bonds. This strategy allowed us to realize some price appreciation during the period.

On the weighted average maturity front, we kept the short-term fund's maturity close to the long end of its allowable maximum of five years. This helped us to avoid much of the volatility in the short-maturity end of the market.

IN THE SCHWAB CALIFORNIA SHORT-INTERMEDIATE TAX-FREE BOND FUND(TM) AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM), our challenge during the report period was to identify a large, diverse range of muni bonds, all from California issuers, that met our high standards for credit quality. This was an area where, in our opinion, the strength of our in-house credit research group made a significant difference. Because of their extensive knowledge of the many hundreds of California bond issuers, the credit research group was able to identify bonds that offered attractive yields without exposing shareholders to undue credit risk. We will continue to monitor the state's changing fiscal situation with an eye toward protecting shareholder interests and capitalizing on potential opportunities.

The views expressed here are those of fund management as of the report date and may change subsequent to that date.


6 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category.

[BAR CHART]

                       LEHMAN
                      BROTHERS
                       3-YEAR
                      MUNICIPAL      CATEGORY
            FUND      BOND INDEX     AVERAGE
1 YEAR      2.50%       3.06%         2.09%
5 YEARS     4.31%       4.87%         3.87%
10 YEARS    4.30%       4.88%         4.22%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

$15,244  FUND
$16,113  LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                              Lehman Brothers
                              3-Year Municipal
                  Fund           Bond Index
31-Aug-93       $10,000            $10,000
30-Sep-93       $10,059            $10,044
31-Oct-93       $10,081            $10,065
30-Nov-93       $10,042            $10,052
31-Dec-93       $10,174            $10,158
31-Jan-94       $10,276            $10,240
28-Feb-94       $10,125            $10,144
31-Mar-94        $9,937            $10,022
30-Apr-94        $9,997            $10,081
31-May-94       $10,039            $10,128
30-Jun-94       $10,028            $10,131
31-Jul-94       $10,121            $10,215
31-Aug-94       $10,142            $10,252
30-Sep-94       $10,091            $10,226
31-Oct-94       $10,033            $10,201
30-Nov-94        $9,963            $10,183
31-Dec-94       $10,061            $10,227
31-Jan-95       $10,158            $10,312
28-Feb-95       $10,272            $10,421
31-Mar-95       $10,362            $10,514
30-Apr-95       $10,397            $10,550
31-May-95       $10,582            $10,711
30-Jun-95       $10,584            $10,737
31-Jul-95       $10,685            $10,850
31-Aug-95       $10,774            $10,935
30-Sep-95       $10,809            $10,966
31-Oct-95       $10,867            $11,018
30-Nov-95       $10,945            $11,089
31-Dec-95       $10,994            $11,135
31-Jan-96       $11,070            $11,222
29-Feb-96       $11,051            $11,225
31-Mar-96       $11,002            $11,198
30-Apr-96       $10,995            $11,211
31-May-96       $11,001            $11,221
30-Jun-96       $11,058            $11,289
31-Jul-96       $11,128            $11,351
31-Aug-96       $11,132            $11,368
30-Sep-96       $11,202            $11,437
31-Oct-96       $11,286            $11,517
30-Nov-96       $11,390            $11,624
31-Dec-96       $11,383            $11,630
31-Jan-97       $11,419            $11,681
28-Feb-97       $11,476            $11,738
31-Mar-97       $11,414            $11,677
30-Apr-97       $11,452            $11,728
31-May-97       $11,549            $11,823
30-Jun-97       $11,609            $11,892
31-Jul-97       $11,763            $12,034
31-Aug-97       $11,733            $12,010
30-Sep-97       $11,807            $12,096
31-Oct-97       $11,858            $12,149
30-Nov-97       $11,886            $12,185
31-Dec-97       $11,971            $12,268
31-Jan-98       $12,043            $12,348
28-Feb-98       $12,056            $12,374
31-Mar-98       $12,075            $12,394
30-Apr-98       $12,045            $12,377
31-May-98       $12,158            $12,492
30-Jun-98       $12,198            $12,534
31-Jul-98       $12,228            $12,580
31-Aug-98       $12,340            $12,702
30-Sep-98       $12,441            $12,783
31-Oct-98       $12,484            $12,844
30-Nov-98       $12,508            $12,875
31-Dec-98       $12,543            $12,906
31-Jan-99       $12,664            $13,023
28-Feb-99       $12,639            $13,038
31-Mar-99       $12,646            $13,049
30-Apr-99       $12,674            $13,090
31-May-99       $12,642            $13,072
30-Jun-99       $12,522            $12,993
31-Jul-99       $12,590            $13,057
31-Aug-99       $12,569            $13,072
30-Sep-99       $12,610            $13,122
31-Oct-99       $12,566            $13,123
30-Nov-99       $12,633            $13,181
31-Dec-99       $12,607            $13,160
31-Jan-00       $12,596            $13,184
29-Feb-00       $12,625            $13,225
31-Mar-00       $12,747            $13,292
30-Apr-00       $12,713            $13,295
31-May-00       $12,694            $13,308
30-Jun-00       $12,917            $13,477
31-Jul-00       $13,014            $13,586
31-Aug-00       $13,135            $13,690
30-Sep-00       $13,140            $13,694
31-Oct-00       $13,212            $13,771
30-Nov-00       $13,268            $13,826
31-Dec-00       $13,450            $13,981
31-Jan-01       $13,621            $14,192
28-Feb-01       $13,660            $14,247
31-Mar-01       $13,747            $14,347
30-Apr-01       $13,670            $14,325
31-May-01       $13,782            $14,456
30-Jun-01       $13,851            $14,521
31-Jul-01       $13,962            $14,638
31-Aug-01       $14,111            $14,791
30-Sep-01       $14,152            $14,864
31-Oct-01       $14,246            $14,961
30-Nov-01       $14,133            $14,915
31-Dec-01       $14,045            $14,900
31-Jan-02       $14,235            $15,089
28-Feb-02       $14,368            $15,202
31-Mar-02       $14,146            $14,976
30-Apr-02       $14,403            $15,196
31-May-02       $14,457            $15,284
30-Jun-02       $14,593            $15,415
31-Jul-02       $14,730            $15,536
31-Aug-02       $14,868            $15,635
30-Sep-02       $15,046            $15,759
31-Oct-02       $14,917            $15,672
30-Nov-02       $14,882            $15,677
31-Dec-02       $15,115            $15,902
31-Jan-03       $15,107            $15,953
28-Feb-03       $15,252            $16,055
31-Mar-03       $15,246            $16,036
30-Apr-03       $15,310            $16,079
31-May-03       $15,561            $16,203
30-Jun-03       $15,497            $16,177
31-Jul-03       $15,147            $16,032
31-Aug-03       $15,244            $16,113

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 96 funds in the Municipal Short Bond Fund category for the one-year period, 73 for the five-year period and 31 for the ten-year period.

                                                    Schwab Tax-Free Bond Funds 7

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS

NUMBER OF HOLDINGS                               67
-----------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                   Short
   Credit Quality                               High
-----------------------------------------------------
30-DAY SEC YIELD 2                             2.32%
-----------------------------------------------------
12-MONTH YIELD                                 2.87%
-----------------------------------------------------
TAXABLE-EQUIVALENT YIELD 2                     3.57%
-----------------------------------------------------
WEIGHTED AVERAGE MATURITY                    4.6 yrs
-----------------------------------------------------
WEIGHTED AVERAGE DURATION                    3.9 yrs
-----------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                 AAA
-----------------------------------------------------
PORTFOLIO TURNOVER RATE                          11%
-----------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

61.3%     REVENUE BONDS
24.6%     GENERAL OBLIGATION BONDS
13.0%     CERTIFICATES OF PARTICIPATION
 1.0%     SPECIAL TAX BONDS
 0.1%     OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 3

[PIE CHART]

 70.7%     AAA
 12.2%     AA
  8.3%     A
  1.0%     BBB
  7.8%     SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 7.3%     0-6 MONTHS
15.9%     7-36 MONTHS
31.0%     37-60 MONTHS
45.8%     MORE THAN 60 MONTHS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.0%). Your tax rate may be different. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


8 Schwab Tax-Free Bond Funds

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category.

[BAR CHART]

                               LEHMAN
                              BROTHERS
                              GENERAL
                             MUNICIPAL        CATEGORY
                FUND         BOND INDEX       AVERAGE
1 YEAR          4.01%          3.14%           2.07%
5 YEARS         4.84%          5.31%           3.89%
10 YEARS        5.52%          5.84%           4.81%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

$17,121  FUND
$17,655  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                                    Lehman Brothers
                                   General Municipal
                    Fund              Bond Index
31-Aug-93           $10,000            $10,000
30-Sep-93           $10,126            $10,114
31-Oct-93           $10,142            $10,133
30-Nov-93           $10,039            $10,044
31-Dec-93           $10,276            $10,256
31-Jan-94           $10,386            $10,373
28-Feb-94           $10,105            $10,105
31-Mar-94            $9,672             $9,693
30-Apr-94            $9,732             $9,775
31-May-94            $9,832             $9,860
30-Jun-94            $9,743             $9,800
31-Jul-94            $9,935             $9,984
31-Aug-94            $9,957            $10,019
30-Sep-94            $9,788             $9,872
31-Oct-94            $9,552             $9,697
30-Nov-94            $9,304             $9,521
31-Dec-94            $9,553             $9,731
31-Jan-95            $9,904            $10,009
28-Feb-95           $10,201            $10,300
31-Mar-95           $10,320            $10,418
30-Apr-95           $10,292            $10,431
31-May-95           $10,682            $10,763
30-Jun-95           $10,518            $10,669
31-Jul-95           $10,609            $10,770
31-Aug-95           $10,730            $10,907
30-Sep-95           $10,806            $10,976
31-Oct-95           $10,980            $11,135
30-Nov-95           $11,153            $11,320
31-Dec-95           $11,285            $11,428
31-Jan-96           $11,329            $11,515
29-Feb-96           $11,222            $11,437
31-Mar-96           $11,084            $11,291
30-Apr-96           $11,041            $11,259
31-May-96           $11,034            $11,254
30-Jun-96           $11,189            $11,377
31-Jul-96           $11,292            $11,481
31-Aug-96           $11,251            $11,478
30-Sep-96           $11,455            $11,639
31-Oct-96           $11,605            $11,771
30-Nov-96           $11,820            $11,986
31-Dec-96           $11,757            $11,936
31-Jan-97           $11,739            $11,958
28-Feb-97           $11,852            $12,068
31-Mar-97           $11,640            $11,908
30-Apr-97           $11,783            $12,008
31-May-97           $11,973            $12,188
30-Jun-97           $12,102            $12,318
31-Jul-97           $12,488            $12,660
31-Aug-97           $12,304            $12,541
30-Sep-97           $12,483            $12,690
31-Oct-97           $12,571            $12,771
30-Nov-97           $12,679            $12,846
31-Dec-97           $12,914            $13,034
31-Jan-98           $13,047            $13,168
28-Feb-98           $13,022            $13,172
31-Mar-98           $13,055            $13,184
30-Apr-98           $12,986            $13,125
31-May-98           $13,220            $13,332
30-Jun-98           $13,271            $13,384
31-Jul-98           $13,313            $13,417
31-Aug-98           $13,511            $13,625
30-Sep-98           $13,670            $13,796
31-Oct-98           $13,649            $13,796
30-Nov-98           $13,697            $13,844
31-Dec-98           $13,706            $13,879
31-Jan-99           $13,867            $14,044
28-Feb-99           $13,775            $13,982
31-Mar-99           $13,807            $14,002
30-Apr-99           $13,822            $14,037
31-May-99           $13,675            $13,955
30-Jun-99           $13,358            $13,754
31-Jul-99           $13,363            $13,804
31-Aug-99           $13,059            $13,693
30-Sep-99           $12,995            $13,699
31-Oct-99           $12,702            $13,551
30-Nov-99           $12,896            $13,694
31-Dec-99           $12,710            $13,592
31-Jan-00           $12,606            $13,533
29-Feb-00           $12,814            $13,690
31-Mar-00           $13,254            $13,990
30-Apr-00           $13,122            $13,908
31-May-00           $12,994            $13,835
30-Jun-00           $13,451            $14,202
31-Jul-00           $13,657            $14,399
31-Aug-00           $13,917            $14,621
30-Sep-00           $13,781            $14,545
31-Oct-00           $14,005            $14,704
30-Nov-00           $14,170            $14,815
31-Dec-00           $14,688            $15,181
31-Jan-01           $14,714            $15,332
28-Feb-01           $14,751            $15,381
31-Mar-01           $14,883            $15,519
30-Apr-01           $14,673            $15,351
31-May-01           $14,818            $15,517
30-Jun-01           $14,946            $15,621
31-Jul-01           $15,190            $15,852
31-Aug-01           $15,487            $16,114
30-Sep-01           $15,384            $16,059
31-Oct-01           $15,599            $16,250
30-Nov-01           $15,468            $16,114
31-Dec-01           $15,245            $15,961
31-Jan-02           $15,551            $16,237
28-Feb-02           $15,735            $16,433
31-Mar-02           $15,432            $16,111
30-Apr-02           $15,741            $16,425
31-May-02           $15,844            $16,526
30-Jun-02           $16,004            $16,701
31-Jul-02           $16,228            $16,916
31-Aug-02           $16,452            $17,119
30-Sep-02           $16,867            $17,494
31-Oct-02           $16,626            $17,204
30-Nov-02           $16,548            $17,131
31-Dec-02           $16,909            $17,493
31-Jan-03           $16,882            $17,449
28-Feb-03           $17,129            $17,693
31-Mar-03           $17,201            $17,704
30-Apr-03           $17,334            $17,821
31-May-03           $17,757            $18,238
30-Jun-03           $17,645            $18,160
31-Jul-03           $16,997            $17,524
31-Aug-03           $17,121            $17,655

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 259 funds in the Municipal National Long Bond Fund category for the one-year period, 205 for the five-year period and 110 for the ten-year period.


                                                    Schwab Tax-Free Bond Funds 9

SCHWAB LONG-TERM TAX-FREE BOND FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS

NUMBER OF HOLDINGS                               46
-----------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                    Long
   Credit Quality                               High
-----------------------------------------------------
30-DAY SEC YIELD 2                             4.20%
-----------------------------------------------------
12-MONTH YIELD                                 4.08%
-----------------------------------------------------
TAXABLE-EQUIVALENT YIELD 2                     6.46%
-----------------------------------------------------
WEIGHTED AVERAGE MATURITY                   14.3 yrs
-----------------------------------------------------
WEIGHTED AVERAGE DURATION                    8.6 yrs
-----------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                 AAA
-----------------------------------------------------
PORTFOLIO TURNOVER RATE                          22%
-----------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

72.9%     REVENUE BONDS
19.2%     GENERAL OBLIGATION BONDS
 7.9%     CERTIFICATES OF PARTICIPATION

BY CREDIT QUALITY 3

[PIE CHART]

87.9%     AAA
 6.4%     AA
 4.5%     A
 1.2%     BBB

BY MATURITY

[PIE CHART]

 1.5%     0-1 YEAR
17.4%     2-10 YEARS
68.1%     11-20 YEARS
13.0%     21-30 YEARS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.0%). Your tax rate may be different. Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's 30-day SEC yield would have been 4.196%. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


10 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal California Intermediate/Short Bond Fund category.

[BAR CHART]

                        LEHMAN BROTHERS
                             3-YEAR
                           MUNICIPAL         CATEGORY
              FUND         BOND INDEX        AVERAGE
1 YEAR        2.15%           3.06%           1.52%
5 YEARS       4.23%           4.87%           4.36%
10 YEARS      4.34%           4.88%           4.68%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

$15,294 FUND
$16,113 LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                              Lehman Brothers
                              3-Year Municipal
                    Fund         Bond Index
31-Aug-93         $10,000         $10,000
30-Sep-93         $10,069         $10,044
31-Oct-93         $10,081         $10,065
30-Nov-93         $10,052         $10,052
31-Dec-93         $10,182         $10,158
31-Jan-94         $10,253         $10,240
28-Feb-94         $10,112         $10,144
31-Mar-94          $9,933         $10,022
30-Apr-94          $9,982         $10,081
31-May-94         $10,015         $10,128
30-Jun-94          $9,996         $10,131
31-Jul-94         $10,097         $10,215
31-Aug-94         $10,130         $10,252
30-Sep-94         $10,091         $10,226
31-Oct-94         $10,022         $10,201
30-Nov-94          $9,912         $10,183
31-Dec-94          $9,971         $10,227
31-Jan-95         $10,091         $10,312
28-Feb-95         $10,240         $10,421
31-Mar-95         $10,332         $10,514
30-Apr-95         $10,348         $10,550
31-May-95         $10,555         $10,711
30-Jun-95         $10,538         $10,737
31-Jul-95         $10,651         $10,850
31-Aug-95         $10,754         $10,935
30-Sep-95         $10,812         $10,966
31-Oct-95         $10,894         $11,018
30-Nov-95         $10,974         $11,089
31-Dec-95         $11,013         $11,135
31-Jan-96         $11,081         $11,222
29-Feb-96         $11,073         $11,225
31-Mar-96         $11,025         $11,198
30-Apr-96         $11,041         $11,211
31-May-96         $11,048         $11,221
30-Jun-96         $11,108         $11,289
31-Jul-96         $11,179         $11,351
31-Aug-96         $11,195         $11,368
30-Sep-96         $11,267         $11,437
31-Oct-96         $11,342         $11,517
30-Nov-96         $11,448         $11,624
31-Dec-96         $11,443         $11,630
31-Jan-97         $11,481         $11,681
28-Feb-97         $11,540         $11,738
31-Mar-97         $11,467         $11,677
30-Apr-97         $11,519         $11,728
31-May-97         $11,617         $11,823
30-Jun-97         $11,691         $11,892
31-Jul-97         $11,835         $12,034
31-Aug-97         $11,816         $12,010
30-Sep-97         $11,890         $12,096
31-Oct-97         $11,921         $12,149
30-Nov-97         $11,961         $12,185
31-Dec-97         $12,037         $12,268
31-Jan-98         $12,121         $12,348
28-Feb-98         $12,147         $12,374
31-Mar-98         $12,155         $12,394
30-Apr-98         $12,123         $12,377
31-May-98         $12,226         $12,492
30-Jun-98         $12,253         $12,534
31-Jul-98         $12,318         $12,580
31-Aug-98         $12,430         $12,702
30-Sep-98         $12,541         $12,783
31-Oct-98         $12,569         $12,844
30-Nov-98         $12,607         $12,875
31-Dec-98         $12,618         $12,906
31-Jan-99         $12,727         $13,023
28-Feb-99         $12,727         $13,038
31-Mar-99         $12,745         $13,049
30-Apr-99         $12,760         $13,090
31-May-99         $12,740         $13,072
30-Jun-99         $12,641         $12,993
31-Jul-99         $12,707         $13,057
31-Aug-99         $12,698         $13,072
30-Sep-99         $12,762         $13,122
31-Oct-99         $12,715         $13,123
30-Nov-99         $12,780         $13,181
31-Dec-99         $12,701         $13,160
31-Jan-00         $12,764         $13,184
29-Feb-00         $12,816         $13,225
31-Mar-00         $12,925         $13,292
30-Apr-00         $12,862         $13,295
31-May-00         $12,906         $13,308
30-Jun-00         $13,103         $13,477
31-Jul-00         $13,239         $13,586
31-Aug-00         $13,373         $13,690
30-Sep-00         $13,337         $13,694
31-Oct-00         $13,421         $13,771
30-Nov-00         $13,464         $13,826
31-Dec-00         $13,621         $13,981
31-Jan-01         $13,833         $14,192
28-Feb-01         $13,833         $14,247
31-Mar-01         $13,896         $14,347
30-Apr-01         $13,765         $14,325
31-May-01         $13,932         $14,456
30-Jun-01         $14,001         $14,521
31-Jul-01         $14,139         $14,638
31-Aug-01         $14,302         $14,791
30-Sep-01         $14,301         $14,864
31-Oct-01         $14,423         $14,961
30-Nov-01         $14,351         $14,915
31-Dec-01         $14,288         $14,900
31-Jan-02         $14,452         $15,089
28-Feb-02         $14,543         $15,202
31-Mar-02         $14,322         $14,976
30-Apr-02         $14,529         $15,196
31-May-02         $14,626         $15,284
30-Jun-02         $14,722         $15,415
31-Jul-02         $14,832         $15,536
31-Aug-02         $14,969         $15,635
30-Sep-02         $15,175         $15,759
31-Oct-02         $14,948         $15,672
30-Nov-02         $14,957         $15,677
31-Dec-02         $15,164         $15,902
31-Jan-03         $15,147         $15,953
28-Feb-03         $15,266         $16,055
31-Mar-03         $15,274         $16,036
30-Apr-03         $15,341         $16,079
31-May-03         $15,538         $16,203
30-Jun-03         $15,460         $16,177
31-Jul-03         $15,195         $16,032
31-Aug-03         $15,294         $16,113

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 52 funds in the Municipal California Intermediate/Short Bond Fund category for the one-year period, 34 for the five-year period and 15 for the ten-year period.

                                                   Schwab Tax-Free Bond Funds 11

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS

NUMBER OF HOLDINGS                               69
-----------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                  Short
   Credit Quality                              High
-----------------------------------------------------
30-DAY SEC YIELD 2                             2.34%
-----------------------------------------------------
12-MONTH YIELD                                 2.99%
-----------------------------------------------------
TAXABLE-EQUIVALENT YIELD 2                     3.97%
-----------------------------------------------------
WEIGHTED AVERAGE MATURITY                    4.4 yrs
-----------------------------------------------------
WEIGHTED AVERAGE DURATION                    3.5 yrs
-----------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                 AA
-----------------------------------------------------
PORTFOLIO TURNOVER RATE                          11%
-----------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

57.2%     REVENUE BONDS
18.9%     GENERAL OBLIGATION BONDS
18.2%     CERTIFICATES OF PARTICIPATION
 5.7%     SPECIAL TAX BONDS

BY CREDIT QUALITY 3

[PIE CHART]

56.2%     AAA
16.5%     AA
16.4%     A
 3.2%     BBB
 7.7%     SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 6.1%     0-6 MONTHS
32.9%     7-36 MONTHS
15.3%     37-60 MONTHS
45.7%     MORE THAN 60 MONTHS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.05%). Your tax rate may be different. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


12 Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM)

PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category.

[BAR CHART]


                        LEHMAN BROTHERS
                       GENERAL MUNICIPAL   CATEGORY
               FUND       BOND INDEX       AVERAGE
1 YEAR         2.14%         3.14%          1.34%
5 YEARS        4.67%         5.31%          3.94%
10 YEARS       5.35%         5.84%          4.99%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

$16,849 FUND
$17,655 LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                               Lehman Brothers
                              General Municipal
                   Fund          Bond Index
31-Aug-93         $10,000         $10,000
30-Sep-93         $10,111         $10,114
31-Oct-93         $10,145         $10,133
30-Nov-93         $10,023         $10,044
31-Dec-93         $10,250         $10,256
31-Jan-94         $10,356         $10,373
28-Feb-94         $10,056         $10,105
31-Mar-94          $9,549          $9,693
30-Apr-94          $9,618          $9,775
31-May-94          $9,699          $9,860
30-Jun-94          $9,601          $9,800
31-Jul-94          $9,814          $9,984
31-Aug-94          $9,829         $10,019
30-Sep-94          $9,664          $9,872
31-Oct-94          $9,406          $9,697
30-Nov-94          $9,183          $9,521
31-Dec-94          $9,334          $9,731
31-Jan-95          $9,727         $10,009
28-Feb-95         $10,049         $10,300
31-Mar-95         $10,146         $10,418
30-Apr-95         $10,141         $10,431
31-May-95         $10,482         $10,763
30-Jun-95         $10,309         $10,669
31-Jul-95         $10,368         $10,770
31-Aug-95         $10,516         $10,907
30-Sep-95         $10,602         $10,976
31-Oct-95         $10,812         $11,135
30-Nov-95         $11,040         $11,320
31-Dec-95         $11,189         $11,428
31-Jan-96         $11,267         $11,515
29-Feb-96         $11,168         $11,437
31-Mar-96         $10,982         $11,291
30-Apr-96         $10,927         $11,259
31-May-96         $10,935         $11,254
30-Jun-96         $11,075         $11,377
31-Jul-96         $11,197         $11,481
31-Aug-96         $11,192         $11,478
30-Sep-96         $11,377         $11,639
31-Oct-96         $11,502         $11,771
30-Nov-96         $11,741         $11,986
31-Dec-96         $11,674         $11,936
31-Jan-97         $11,683         $11,958
28-Feb-97         $11,793         $12,068
31-Mar-97         $11,586         $11,908
30-Apr-97         $11,701         $12,008
31-May-97         $11,917         $12,188
30-Jun-97         $12,020         $12,318
31-Jul-97         $12,477         $12,660
31-Aug-97         $12,306         $12,541
30-Sep-97         $12,467         $12,690
31-Oct-97         $12,553         $12,771
30-Nov-97         $12,648         $12,846
31-Dec-97         $12,846         $13,034
31-Jan-98         $13,010         $13,168
28-Feb-98         $13,000         $13,172
31-Mar-98         $12,978         $13,184
30-Apr-98         $12,915         $13,125
31-May-98         $13,141         $13,332
30-Jun-98         $13,179         $13,384
31-Jul-98         $13,196         $13,417
31-Aug-98         $13,408         $13,625
30-Sep-98         $13,604         $13,796
31-Oct-98         $13,599         $13,796
30-Nov-98         $13,672         $13,844
31-Dec-98         $13,670         $13,879
31-Jan-99         $13,815         $14,044
28-Feb-99         $13,769         $13,982
31-Mar-99         $13,803         $14,002
30-Apr-99         $13,796         $14,037
31-May-99         $13,671         $13,955
30-Jun-99         $13,435         $13,754
31-Jul-99         $13,419         $13,804
31-Aug-99         $13,195         $13,693
30-Sep-99         $13,188         $13,699
31-Oct-99         $12,878         $13,551
30-Nov-99         $13,042         $13,694
31-Dec-99         $12,831         $13,592
31-Jan-00         $12,701         $13,533
29-Feb-00         $12,955         $13,690
31-Mar-00         $13,391         $13,990
30-Apr-00         $13,233         $13,908
31-May-00         $13,179         $13,835
30-Jun-00         $13,616         $14,202
31-Jul-00         $13,855         $14,399
31-Aug-00         $14,207         $14,621
30-Sep-00         $14,148         $14,545
31-Oct-00         $14,260         $14,704
30-Nov-00         $14,408         $14,815
31-Dec-00         $14,784         $15,181
31-Jan-01         $14,868         $15,332
28-Feb-01         $14,896         $15,381
31-Mar-01         $15,014         $15,519
30-Apr-01         $14,756         $15,351
31-May-01         $14,938         $15,517
30-Jun-01         $14,997         $15,621
31-Jul-01         $15,286         $15,852
31-Aug-01         $15,682         $16,114
30-Sep-01         $15,589         $16,059
31-Oct-01         $15,783         $16,250
30-Nov-01         $15,703         $16,114
31-Dec-01         $15,511         $15,961
31-Jan-02         $15,724         $16,237
28-Feb-02         $15,888         $16,433
31-Mar-02         $15,523         $16,111
30-Apr-02         $15,792         $16,425
31-May-02         $15,896         $16,526
30-Jun-02         $16,027         $16,701
31-Jul-02         $16,244         $16,916
31-Aug-02         $16,487         $17,119
30-Sep-02         $16,955         $17,494
31-Oct-02         $16,507         $17,204
30-Nov-02         $16,450         $17,131
31-Dec-02         $16,781         $17,493
31-Jan-03         $16,705         $17,449
28-Feb-03         $17,003         $17,693
31-Mar-03         $17,018         $17,704
30-Apr-03         $17,175         $17,821
31-May-03         $17,624         $18,238
30-Jun-03         $17,464         $18,160
31-Jul-03         $16,798         $17,524
31-Aug-03         $16,849         $17,655

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 132 funds in the Municipal California Long Bond Fund category for the one-year period, 106 for the five-year period and 59 for the ten-year period.


                                                   Schwab Tax-Free Bond Funds 13

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS

NUMBER OF HOLDINGS                               80
-----------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                    Long
   Credit Quality                               High
-----------------------------------------------------
30-DAY SEC YIELD 2                             4.47%
-----------------------------------------------------
12-MONTH YIELD                                 4.29%
-----------------------------------------------------
TAXABLE-EQUIVALENT YIELD 2                     7.58%
-----------------------------------------------------
WEIGHTED AVERAGE MATURITY                    18.4 yrs
-----------------------------------------------------
WEIGHTED AVERAGE DURATION                     9.7 yrs
-----------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY                  AA
-----------------------------------------------------
PORTFOLIO TURNOVER RATE                          29%
-----------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

70.7%     REVENUE BONDS
10.7%     SPECIAL TAX BONDS
10.6%     GENERAL OBLIGATION BONDS
 7.9%     CERTIFICATES OF PARTICIPATION
 0.1%     OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 3

[PIE CHART]

72.7%     AAA
 4.4%     AA
10.0%     A
12.8%     BBB
 0.1%     SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

 2.8%     0-1 YEAR
 6.5%     2-10 YEARS
54.0%     11-20 YEARS
30.6%     21-30 YEARS
 6.1%     MORE THAN 30 YEARS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (41.05%). Your tax rate may be different. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


p14 Schwab Tax-Free Bond Funds

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                     9/1/02-     9/1/01-      9/1/00-       9/1/99-     9/1/98-
                                                     8/31/03     8/31/02      8/31/01       8/31/00     8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                10.63        10.42        10.08        10.05        10.26
                                                     -------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                              0.30         0.35         0.39         0.41         0.40
    Net realized and unrealized gains or losses       (0.04)        0.20         0.34         0.03        (0.21)
                                                     -------------------------------------------------------------------------------
    Total income from investment operations            0.26         0.55         0.73         0.44         0.19
Less distributions:
    Dividends from net investment income              (0.30)       (0.34)       (0.39)       (0.41)       (0.40)
                                                     -------------------------------------------------------------------------------
Net asset value at end of period                      10.59        10.63        10.42        10.08        10.05
                                                     -------------------------------------------------------------------------------
Total return (%)                                       2.50         5.37         7.42         4.50         1.86

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
    Net operating expenses                             0.60         0.49         0.49         0.49 1       0.49
    Gross operating expenses                           0.63         0.70         0.73         0.75         0.81
    Net investment income                              2.83         3.29         3.84         4.11         3.87
Portfolio turnover rate                                  11           28           14           11            8
Net assets, end of period ($ x 1,000,000)               159          139          109           76           87

1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

                                                         See financial notes. 15

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                     COST            MARKET VALUE
HOLDINGS BY CATEGORY                               ($x1,000)           ($x1,000)
---------------------------------------------------------------------------------
 99.9%       MUNICIPAL BONDS                        154,043            158,141
  0.1%       OTHER INVESTMENT
             COMPANIES                                  129                129
--------------------------------------------------------------------------------
100.0%       TOTAL INVESTMENTS                      154,172            158,270

       ISSUER
       PROJECT                                                                      MATURITY      FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                         RATE        DATE        ($ x 1,000)    ($ x 1,000)
       MUNICIPAL BONDS 99.9% of investments

       FIXED-RATE OBLIGATIONS 96.2%
       ------------------------------------------------------------------------------------------------------------------------

       ARIZONA 5.5%

       ALHAMBRA SCHOOL DISTRICT
     +   Refunding Bonds, Series 1994A                                   6.80%       07/01/04           1,485          1,585
     +   Refunding Bonds, Series 1994A                                   6.80%       07/01/12             515            543

 o+(2) ARIZONA STATE
         Refunding Bonds, Series 2002B                                   5.00%       09/01/07           5,000          5,492

       PHOENIX CIVIC IMPROVEMENT CORP.
         Airport Terminal
           Senior Lien Excise Tax Revenue Refunding Bonds,
           Series 1998                                                   5.00%       07/01/04           1,000          1,029
                                                                                                                      ------
                                                                                                                       8,649
       CALIFORNIA 17.3%

       ALAMEDA PUBLIC FINANCING AUTHORITY
       1997 Revenue Bond Refinancing
         Revenue Bonds, Series 1999                                      4.95%       09/02/07           2,065          2,133

       CALIFORNIA DEPARTMENT OF WATER RESOURCES
         Power Supply Revenue Bonds, Series 2002A                        5.50%       05/01/10           1,000          1,092

     + CALIFORNIA PUBLIC WORKS BOARD
       UCLA Replacement Hospitals
         Lease Revenue Bonds, Series 2002A                               4.75%       10/01/09           3,005          3,262

  ~(1) CALIFORNIA STATE
         Revenue Anticipation Warrants, Series 2003B                     2.00%       06/16/04          10,000          0,011

       CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
       Kaiser Permanente Project
         Revenue Bonds, Series 2002D                                     4.35%       03/01/07           3,000          3,109


16 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                       MATURITY     FACE VALUE         MKT. VALUE
         TYPE OF SECURITY, SERIES                                         RATE         DATE       ($ x 1,000)        ($ x 1,000)

       SANTA CLARA COUNTY FINANCING AUTHORITY
       Measure B Transportation Improvement Program
         Special Obligation Bonds, Series 2003                           4.00%       08/01/06           3,000              3,153

 o+(4) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
       School Facility Bridge Funding Program
         Series 2001                                                     2.40%       01/15/04           4,675              4,677
                                                                                                                          ------
                                                                                                                          27,437
       COLORADO 0.5%

     + BOULDER COUNTY SUPERIOR METROPOLITAN DISTRICT NO. 2
         General Obligation Refunding Bonds, Series 1998                 4.63%       12/01/13             870                876

       DISTRICT OF COLUMBIA 2.7%

  +(7) WASHINGTON D.C. CONVENTION CENTER AUTHORITY
         Dedicated Tax Senior Lien Revenue Bonds,
         Series 1998                                                     5.00%       10/01/06           4,000              4,348

       GEORGIA 2.5%

  +(9) ATLANTA GEORGIA
         Airport General Revenue Refunding Bonds,
         Series 2003RF-A                                                 5.00%       01/01/10           3,660              3,956

       ILLINOIS 0.7%

     + CHICAGO PUBLIC BUILDING COMMISSION
       Board of Education Building
         Revenue Bonds, Series 1999C                                     5.50%       02/01/06           1,000              1,083

       INDIANA 2.1%

     + LAKE COUNTY
       First Mortgage
         Lease Revenue Bonds, Series 2000                                5.25%       08/01/09           2,040              2,266

     + MONROE COUNTY
       Bloomington Hospital, Inc.
         Hospital Revenue Refunding Bonds, Series 1997                   4.60%       05/01/04           1,105              1,129
                                                                                                                          ------
                                                                                                                           3,395
       KENTUCKY 2.5%

       KENTUCKY PROPERTY & BUILDINGS COMMISSION
       Project No. 71
         Revenue Bonds                                                   5.50%       08/01/09           3,500              3,954

       LOUISIANA 1.1%

     + NEW ORLEANS
         Refunding Certificates of Indebtedness, Series 1998B            4.50%       12/01/05           1,600              1,705

       MASSACHUSETTS 3.1%

       MASSACHUSETTS STATE
         General Obligation Refunding Bonds, Series 2001A                5.50%       01/01/11           2,500              2,766
     + Consolidated Loan
         Special Obligation Revenue Bonds, Series 2002A                  5.00%       06/01/10           2,000              2,182
                                                                                                                          ------
                                                                                                                           4,948


                                                         See financial notes. 17

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                       MATURITY       FACE VALUE        MKT. VALUE
         TYPE OF SECURITY, SERIES                                         RATE         DATE         ($ x 1,000)       ($ x 1,000)

       MICHIGAN 4.2%

     + DETROIT
         Limited Tax General Obligation Capital Improvement
         Bonds, Series 2002A                                             5.00%       04/01/07            1,000              1,091

     + DETROIT CITY SCHOOL DISTRICT
         Unlimited Tax General Obligation School Building &
         Site Improvement Bonds, Series 1998B                            5.00%       05/01/04            1,390              1,426

  +(8) WAYNE COUNTY
       Detroit Metropolitan Wayne County Airport
         Revenue Refunding Bonds, Series 2002D                           5.00%       12/01/10            3,900              4,133
                                                                                                                           ------
                                                                                                                            6,650
       MISSOURI 1.4%

     + SAINT LOUIS MUNICIPAL FINANCE CORP.
       Convention Center Project
         Leasehold Revenue Refunding Bonds, Series 2003                  5.25%       07/15/10            2,000              2,222

       NEBRASKA 0.7%

     + AMERICAN PUBLIC ENERGY AUTHORITY
       Nebraska Public Gas Agency Project
         Gas Supply Revenue Bonds, Series 1998C                          4.00%       09/01/07            1,000              1,058

       NEVADA 1.0%

     + HENDERSON
       Seven Hills
         Senior Limited Obligation Refunding Bonds,
         Series 2001A                                                    4.63%       08/01/11            1,555              1,633

       NEW JERSEY 3.1%

     + BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
         Revenue Refunding Bonds, Series 1996                            5.50%       12/01/03            1,000              1,011

    o+ NEW JERSEY TRANSIT CORP.
       Federal Transit Administration Grants
         Series 2000B                                                    5.50%       09/15/07            3,500              3,897
                                                                                                                           ------
                                                                                                                            4,908
       NEW YORK 10.4%

     + FRANKLIN COUNTY
         General Obligation Public Improvement Bonds,
         Series 1998                                                     4.25%       11/01/06              715                766

       NEW YORK CITY
         General Obligation Bonds, Series 1999H                          4.75%       03/15/07            3,000              3,173
         General Obligation Bonds, Series 2003A                          5.25%       08/01/09            1,825              1,971
         General Obligation Bonds, Series 2003B                          5.25%       08/01/09            1,000              1,080
         General Obligation Bonds, Series 2003J                          5.00%       06/01/09            2,500              2,663

       NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
         Future Tax Secured Revenue Bonds, Series 1998B                  5.25%       11/15/04            1,300              1,361

  +(6) NEW YORK STATE THRUWAY AUTHORITY
       General Highway & Bridge Trust Fund
         Revenue Bonds, Series 2003A                                     5.25%       04/01/12            4,000              4,387


18 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                       MATURITY      FACE VALUE         MKT. VALUE
         TYPE OF SECURITY, SERIES                                         RATE         DATE        ($ x 1,000)        ($ x 1,000)

       NEW YORK STATE URBAN DEVELOPMENT CORP.
       Correctional Facilities Service Contract
         Revenue Bonds, Series 1998A                                     5.00%       01/01/05            1,000              1,045
                                                                                                                           ------
                                                                                                                           16,446
       NORTH CAROLINA 4.6%

     + DURHAM COUNTY
         Enterprise System Revenue Bonds, Series 2002                    5.00%       06/01/09            1,495              1,653

       NORTH CAROLINA MUNICIPAL POWER AGENCY
       Catawaba Electric
     +   Revenue Bonds, Series 1995A                                     5.10%       01/01/07            2,000              2,173
     +   Revenue Bonds, Series 1999A                                     5.75%       01/01/09            3,000              3,387
                                                                                                                           ------
                                                                                                                            7,213
       OHIO 4.6%

       OHIO STATE
  (10) Administrative Building Fund Projects
         State Facilities Bonds, Series 1998A                            5.13%       10/01/06            3,580              3,921
         Higher Education Capital Facilities Bonds,
         Series II-2001A                                                 5.50%       12/01/08            3,000              3,389
                                                                                                                           ------
                                                                                                                            7,310

       OREGON 1.9%

    o+ OREGON STATE
       Department of Administrative Services
         Refunding Bonds, Series 2002C                                   5.00%       11/01/07            2,705              2,992

       PENNSYLVANIA 3.6%

     + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
         Economic Development Revenue Bonds, Series 1994                 7.00%       07/01/07            1,000              1,165

  +(5) PHILADELPHIA WATER & SEWER
         Water & Wastewater Revenue Refunding Bonds,
         Series 2001B                                                    5.50%       11/01/11            4,000              4,485
                                                                                                                           ------
                                                                                                                            5,650
       PUERTO RICO 3.5%

     + PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY
         Revenue Refunding Bonds, Series 2003H                           5.00%       07/01/10            2,000              2,150

     + PUERTO RICO MUNICIPAL FINANCE AGENCY
         General Obligation Bonds, Series 1999A                          5.50%       08/01/08            3,000              3,387
                                                                                                                           ------
                                                                                                                            5,537
       SOUTH CAROLINA 2.0%

     + CHARLESTON COUNTY
       Care Alliance Health Services
         Revenue Bonds, Series 1999A                                     4.25%       08/15/07            3,000              3,207

       TEXAS 10.3%

  +(3) DALLAS WATER & SEWER UTILITIES
         Revenue Refunding & Improvement Bonds, Series 2003              5.00%       10/01/10            5,000              5,463


                                                         See financial notes. 19

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

       ISSUER
       PROJECT                                                                       MATURITY   FACE VALUE         MKT. VALUE
         TYPE OF SECURITY, SERIES                                         RATE         DATE     ($ x 1,000)        ($ x 1,000)

     + DENTON UTILITY SYSTEM
         Revenue Refunding & Improvement Bonds, Series 2001              5.00%       12/01/12         2,030              2,158

       FORT WORTH
         General Purpose Improvement & Refunding Bonds,
         Series 2001                                                     5.00%       03/01/10         1,090              1,182

       GULF COAST WASTE DISPOSAL AUTHORITY
       Waste Management of Texas, Inc. Brazoria County Project
         Solid Waste Disposal Revenue Bonds, Series 2003A                2.85%       05/01/04         1,650              1,650

     + HOUSTON PORT AUTHORITY
         Port Improvement General Obligation Bonds,
         Series 2001B                                                    5.25%       10/01/10         2,205              2,413

     + TARRANT REGIONAL WATER DISTRICT
         Water Revenue Refunding & Improvement Bonds,
         Series 2002                                                     5.00%       03/01/10         3,140              3,410
                                                                                                                        ------
                                                                                                                        16,276

       WASHINGTON 6.2%

     + PORT OF SEATTLE
       Passenger Facility Charge
         Revenue Bonds, Series 1998B                                     5.00%       12/01/07         1,395              1,514

     + SNOHOMISH COUNTY
         Refunding Limited General Obligation Bonds                      4.50%       12/01/12         1,920              1,985

    o+ WASHINGTON STATE
       Department of Ecology State Building Project
         Refunding Bonds                                                 4.75%       04/01/12         1,710              1,784

     + WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
       Nuclear Project No. 2
         Refunding Revenue Bonds, Series 1993A                           5.70%       07/01/08         4,000              4,543
                                                                                                                        ------
                                                                                                                         9,826

       WISCONSIN 0.7%

       WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
       Carroll College, Inc. Project
         Revenue Bonds, Series 1998                                      4.80%       10/01/06         1,000              1,062

       VARIABLE RATE OBLIGATIONS 3.7%
       ------------------------------------------------------------------------------------------------------------------------

       ALASKA 1.6%

       VALDEZ
       Exxon Pipeline Co. Project
         Marine Terminal Revenue Refunding Bonds,
         Series 1993C                                                    0.80%       09/02/03       2,500              2,500

       GEORGIA 0.1%

    +~ ATLANTA
         Water & Wastewater Revenue Bonds, Series 2002C                  0.80%       09/02/03         200                200


20 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

       ISSUER
       PROJECT                                                                      MATURITY       FACE VALUE         MKT. VALUE
         TYPE OF SECURITY, SERIES                                         RATE        DATE         ($ x 1,000)        ($ x 1,000)
       MISSISSIPPI 1.3%

       JACKSON COUNTY
       Chevron U.S.A., Inc. Project
         Pollution Control Revenue Refunding Bonds,
         Series 1993                                                     0.80%       09/02/03            2,000              2,000

       NEW YORK 0.6%

    +~ NEW YORK CITY
         General Obligation Bonds, Series 1992B                          0.80%       09/02/03            1,000              1,000

       TENNESSEE 0.1%

     + CLARKSVILLE, TENNESSEE PUBLIC BUILDING AUTHORITY
         Adjustable Rate Pooled Financing Revenue Bonds,
         Series 2003                                                     0.80%       09/02/03              100                100

                                                                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                                                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.1% of investments

      PROVIDENT INSTITUTIONAL FUNDS -
      MUNI FUND PORTFOLIO 128,828                                                                                            129


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 21

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
-----------------------------------------------------------------------------
Investments, at market value                                       $ 158,270 a
Receivables:
    Fund shares sold                                                     205
    Interest                                                           2,092
Prepaid expenses                                                +         18
                                                                -------------
TOTAL ASSETS                                                         160,585

LIABILITIES
-----------------------------------------------------------------------------
Payables:
    Fund shares redeemed                                                 805
    Dividends to shareholders                                            402
    Investment adviser and administrator fees                              4
    Transfer agent and shareholder service fees                            3
Accrued expenses                                                +         36
                                                                -------------
TOTAL LIABILITIES                                                      1,250

NET ASSETS
-----------------------------------------------------------------------------
TOTAL ASSETS                                                         160,585
TOTAL LIABILITIES                                               -      1,250
                                                                -------------
NET ASSETS                                                         $ 159,335

NET ASSETS BY SOURCE
Capital received from investors                                      155,695
Net investment income not yet distributed                                 17
Net realized capital losses                                            (475)
Net unrealized capital gains                                           4,098

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$159,335         15,043            $10.59

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $154,172. Not counting short-term obligations, the fund paid $33,761 for securities during the reporting period, and received $15,302 from securities it sold or that matured. Included in the total purchases and sales amounts are $80,420 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
-----------------------------------------------------

PORTFOLIO COST                              $154,155
NET UNREALIZED GAINS AND LOSSES:
Gains                                       $  4,531
Losses                                   +      (416)
                                         ------------
                                            $  4,115
AS OF AUGUST 31, 2003:
UNDISTRIBUTED EARNINGS:
Tax-exempt income                           $    402
Long-term capital gains                     $     --
CAPITAL LOSSES UTILIZED                     $     74
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
    2004                                         296
    2009                                         146
    2010                                 +        33
                                         ------------
                                            $    475
RECLASSIFICATIONS:
Expired net realized
    capital losses                          $     34
Reclassified as:
Capital received
    from investors                          $    (34)


22 See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
----------------------------------------------------------------------
Interest                                                     $ 5,382

NET REALIZED GAINS AND LOSSES
----------------------------------------------------------------------
Net realized gains on investments sold                            74

NET UNREALIZED GAINS AND LOSSES
----------------------------------------------------------------------
Net unrealized losses on investments                            (801)

EXPENSES
----------------------------------------------------------------------
Investment adviser and administrator fees                        470 a
Transfer agent and shareholder service fees                      392 b
Trustees' fees                                                     8 c
Custodian and portfolio accounting fees                           15
Professional fees                                                 26
Registration fees                                                 32
Shareholder reports                                               26
Other expenses                                             +      12
                                                           -----------
Total expenses                                                   981
Expense reduction                                          -      37 d
                                                           -----------
NET EXPENSES                                                     944

INCREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        5,382
NET EXPENSES                                               -     944
                                                           -----------
NET INVESTMENT INCOME                                          4,438
NET REALIZED GAINS                                                74 e
NET UNREALIZED LOSSES                                      +    (801) e
                                                           -----------
INCREASE IN NET ASSETS FROM OPERATIONS                       $ 3,711

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2003, to 0.65% of average daily net assets. Prior to November 16, 2002, this limit was 0.49%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $727.


                                                         See financial notes. 23

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                         9/1/02 - 8/31/03     9/1/01 - 8/31/02
Net investment income                              $4,438              $ 3,993
Net realized gains                                     74                   34
Net unrealized gains or losses           +           (801)               2,270
                                         -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              3,711                6,297

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income               $4,474              $ 3,921 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 9/1/02-8/31/03              9/1/01-8/31/02
                             SHARES           VALUE     SHARES            VALUE
Shares sold                   9,957       $ 106,591      8,187         $ 85,365
Shares reinvested               297           3,175        241            2,508
Shares redeemed          +   (8,327)        (89,036)    (5,794)         (60,137)
                         -------------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                        1,927       $  20,730      2,634         $ 27,736


SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                    9/1/02-8/31/03           9/1/01-8/31/02
                                SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period             13,116      $139,368      10,482      $109,256
Total increase              +    1,927        19,967       2,634        30,112 b
                            --------------------------------------------------
END OF PERIOD                   15,043      $159,335      13,116      $139,368 c

  Unless stated, all numbers are x 1,000.

  UNAUDITED
a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $17 and $53 for the current and prior period, respectively.


24 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                  9/1/02-    9/1/01-    9/1/00-    9/1/99-    9/1/98-
                                                  8/31/03    8/31/02    8/31/01    8/31/00    8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             11.05      10.87      10.24      10.11      11.01
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.45       0.49       0.50       0.50       0.50
   Net realized and unrealized gains or losses     (0.01)      0.17       0.63       0.13      (0.85)
                                                  ----------------------------------------------------------------------------------
   Total income from investment operations          0.44       0.66       1.13       0.63      (0.35)

Less distributions:
   Dividends from net investment income            (0.45)     (0.48)     (0.50)     (0.50)     (0.50)
   Distributions from net realized gains              --         --         --         --      (0.05)
                                                  ----------------------------------------------------------------------------------
   Total distributions                             (0.45)     (0.48)     (0.50)     (0.50)     (0.55)
                                                  ----------------------------------------------------------------------------------
Net asset value at end of period                   11.04      11.05      10.87      10.24      10.11
                                                  ----------------------------------------------------------------------------------
Total return (%)                                    4.01       6.24      11.29       6.59      (3.34)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           0.62       0.49       0.49       0.49 1     0.49
   Gross operating expenses                         0.65       0.74       0.74       0.76       0.81
   Net investment income                            4.06       4.49       4.73       5.11       4.59
Portfolio turnover rate                               22         25         35         25         35
Net assets, end of period ($ x 1,000,000)             81         85         88         76         90

1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 25

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                     COST            MARKET VALUE
HOLDINGS BY CATEGORY                               ($x1,000)           ($x1,000)
---------------------------------------------------------------------------------
100.0%       MUNICIPAL BONDS                         75,958             80,646

  0.0%       OTHER INVESTMENT
             COMPANIES                                    3                  3
---------------------------------------------------------------------------------
100.0%       TOTAL INVESTMENTS                       75,961             80,649

      ISSUER
      PROJECT                                                                            MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                           RATE          DATE      ($ x 1,000)    ($ x 1,000)
      MUNICIPAL BONDS 100.0% of investments

      FIXED-RATE OBLIGATIONS 98.5%
      -------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 6.9%

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002A                           5.88%       05/01/16          2,000          2,170

    + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
      Bay Area Toll Bridges
          First Lien Revenue Bonds, Series 2003A                             5.00%       07/01/29          1,500          1,478

   o+ LOS ANGELES MUNICIPAL IMPROVEMENT CORP.
      Real Property Improvement Program
          Series 2002                                                        5.00%       02/01/18          1,880          1,936
                                                                                                                       --------
                                                                                                                          5,584
      COLORADO 5.4%

    + COLORADO DEPARTMENT OF TRANSPORTATION
          Revenue Anticipation Notes, Series 2002B                           5.50%       06/15/15          2,000          2,245

      DENVER CITY & COUNTY
    + Airport System
          Revenue Refunding Bonds, Series 2002E                              5.50%       11/15/15          1,000          1,056
    + Colorado Convention Center Expansion Project
          Excise Tax Revenue Bonds, Series 2001A                             5.50%       09/01/17          1,000          1,077
                                                                                                                       --------
                                                                                                                          4,378
      DISTRICT OF COLUMBIA 2.7%

   o+ DISTRICT OF COLUMBIA
      District's Public Safety & Emergency Preparedness
      Communications Center and Related Technology
          Series 2003A                                                       5.50%       01/01/17          2,000          2,170


26 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                            MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                           RATE          DATE      ($ x 1,000)    ($ x 1,000)
      FLORIDA 3.6%

 +(6) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
      Ascension Health Credit Group
          Revenue Bonds, Series 1999A-2                                      5.75%       11/15/09          2,500          2,898

      GEORGIA 1.5%

    + FULTON COUNTY DEVELOPMENT AUTHORITY
      Tuff Morehouse LLC Project
          Revenue Bonds, Series 2002A                                        5.50%       02/01/22          1,180          1,241

      HAWAII 2.2%

    + HAWAII
          General Obligation Bonds, Series 1999CT                            5.88%       09/01/09          1,500          1,742

      INDIANA 1.2%

    + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
          Excise Tax Lease Revenue Refunding Senior Bonds,
          Series 2001A                                                       5.00%       06/01/21          1,000          1,005

      KENTUCKY 1.3%

    + JEFFERSON COUNTY
      University Medical Center, Inc.
          Health Facilities Revenue Bonds, Series 1997                       5.25%       07/01/22          1,000          1,013

      MARYLAND 0.4%

      MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
          Revenue Bonds, Series 1996A                                        5.88%       07/01/16            320            337

      MICHIGAN 8.1%

      DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
      MeadWestvaco-Escanaba Paper Company Project
          Environmental Improvement Revenue Refunding Bonds,
          Series 2002A                                                       6.25%       04/15/27          1,000          1,008

 +(7) DETROIT
      Water Supply System
          Revenue Refunding Senior Lien Bonds, Series 2003C                  5.25%       07/01/16          2,620          2,813
    + EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
          General Revenue Bonds, Series 1997                                 5.50%       06/01/17          1,500          1,686
    + WAYNE COUNTY COMMUNITY COLLEGE
          Improvement Bonds, Series 1999                                     5.50%       07/01/19          1,000          1,051
                                                                                                                       --------
                                                                                                                          6,558
      MISSISSIPPI 5.7%

+(10) MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
      Mississippi Baptist Medical Center
          Revenue Refunding Bonds, Series 1995                               6.00%       05/01/13          2,150          2,318

   o+ WALNUT GROVE CORRECTIONAL AUTHORITY
      Walnut Grove Correctional Facility Project
          Series 1999                                                        6.00%       11/01/19          2,000          2,256
                                                                                                                       --------
                                                                                                                          4,574


                                                         See financial notes. 27

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                            MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                           RATE          DATE      ($ x 1,000)    ($ x 1,000)
      NEBRASKA 3.3%

 +(8) AMERICAN PUBLIC ENERGY AGENCY
      Nebraska Public Gas Agency Project
          Gas Supply Revenue Bonds, Series 1998C                             4.00%       09/01/07          2,500          2,646

      NEVADA 2.6%

    + NEVADA STATE DEPARTMENT OF BUSINESS & INDUSTRY
      Las Vegas Monorail Project
          First Tier Revenue Bonds, Series 2000                              5.63%       01/01/32          2,000          2,091

      NEW YORK 4.4%

    + METROPOLITAN TRANSPORTATION AUTHORITY
          Revenue Refunding Bonds, Series A                                  5.50%       11/15/18          2,000          2,156

      NEW YORK CITY
          General Obligation Bonds, Series 2002G                             5.75%       08/01/16          1,325          1,416
                                                                                                                       --------
                                                                                                                          3,572
      OREGON 4.6%

    + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
          Electric Systems Revenue Obligations, Series 2000B                 5.50%       12/01/19          1,180          1,264

 +(9) MORROW COUNTY SCHOOL DISTRICT NO. 001
          General Obligation Bonds, Series 2001                              5.63%       06/15/16          2,235          2,441
                                                                                                                       --------
                                                                                                                          3,705
      PENNSYLVANIA 4.5%

      PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
      University of Pennsylvania Health Services
          Revenue Bonds, Series 1996A                                        5.75%       01/01/17          2,000          2,053

    + SENECA VALLEY SCHOOL DISTRICT
          General Obligation Refunding Bonds, Series 1998AA                  5.15%       02/15/20          1,500          1,537
                                                                                                                       --------
                                                                                                                          3,590
      RHODE ISLAND 0.2%

      RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
      Homeownership Opportunity
          Revenue Bonds, Series 10A                                          6.50%       10/01/22            175            177

      TEXAS 15.3%

 +(5) AUSTIN ELECTRIC WATER & SEWER SYSTEM
          Revenue Refunding Bonds, Series 1997                               5.13%       11/15/16          3,000          3,150

    + BRAZOS RIVER AUTHORITY
      Houston Industries, Inc.
          Revenue Refunding Bonds, Series 1998A                              5.13%       05/01/19          1,750          1,797

    + CONROE INDEPENDENT SCHOOL DISTRICT
          Unlimited Tax School, House & Refunding Bonds,
          Series 1997                                                        5.25%       02/15/21          1,000          1,015

 +(2) DALLAS FORT WORTH INTERNATIONAL AIRPORT
          Joint Revenue Bonds, Series 2000A                                  6.00%       11/01/24          3,500          3,687


28 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                            MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                            RATE         DATE      ($ x 1,000)    ($ x 1,000)
    + HARRIS COUNTY HOSPITAL DISTRICT
          Revenue Refunding Bonds, Series 2000                               6.00%       02/15/16          1,000          1,118

    + TEXAS PUBLIC FINANCE AUTHORITY
      Texas Southern University
          Revenue Financing System Refunding Bonds,
          Series 1998A-1                                                     4.75%       11/01/17          1,545          1,563
                                                                                                                       --------
                                                                                                                         12,330
      VERMONT 2.8%

    + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING AGENCY
      Fletcher Allen Health Care Project
          Hospital Revenue Bonds, Series 2000A                               6.00%       12/01/23          2,000          2,220

      WASHINGTON 20.5%

 +(3) CLARK COUNTY SCHOOL DISTRICT NO. 117
          Unlimited Tax General Obligation Bonds,
          Series 1999                                                        5.50%       12/01/17          3,000          3,413

      KENT COUNTY SCHOOL DISTRICT NO. 415
          Unlimited Tax General Obligation Refunding Bonds,
          Series 1993A                                                       5.55%       12/01/11            500            561

      KING COUNTY
      Baseball Stadium
  (1)     Limited Tax General Obligation Demand Notes,
          Series 1997D                                                       5.75%       12/01/11          3,500          3,867
    + King Street Center Project
          Lease Revenue Bonds, Series 1997                                   5.13%       06/01/17          1,000          1,040

    + OCEAN SHORES
          Water & Sewer Revenue Bonds, Series 2001                           5.50%       12/01/21          2,000          2,253

      WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 +(4) Catholic Health Initiatives
          Revenue Bonds, Series 2000A                                        6.00%       12/01/20          3,000          3,325
    + Swedish Health System
          Revenue Bonds, Series 1998                                         5.13%       11/15/18          2,000          2,072
                                                                                                                       --------
                                                                                                                         16,531
      WISCONSIN 1.3%

    + WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
      Medical College of Wisconsin, Inc. Project
          Revenue Bonds, Series 1997                                         5.50%       03/01/17          1,000          1,084


                                                         See financial notes. 29

SCHWAB LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                            MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                            RATE         DATE      ($ x 1,000)    ($ x 1,000)
      VARIABLE RATE OBLIGATIONS 1.5%
      -------------------------------------------------------------------------------------------------------------------------

      NEW YORK 1.3%

   +~ NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
      Water & Sewer System
          Revenue Bonds, Series 1994G                                        0.75%       09/02/03          1,000          1,000

      TENNESSEE 0.2%

    + CLARKSVILLE, TENNESSEE PUBLIC BUILDING AUTHORITY
          Pooled Financing Revenue Bonds, Series 2003                        0.85%       09/02/03            200            200

                                                                                                                    MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                                                                 ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.0% of investments

      PROVIDENT INSTITUTIONAL FUNDS-
      MUNI FUND PORTFOLIO   2,454                                                                                             3

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


30 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at market value                                            $ 80,649 a
Receivables:
   Fund shares sold                                                            4
   Interest                                                                1,044
Prepaid expenses                                                     +        12
                                                                     -----------
TOTAL ASSETS                                                              81,709

LIABILITIES
---------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                       35
   Dividends to shareholders                                                 309
   Investment adviser and administrator fees                                   2
   Transfer agent and shareholder service fees                                 2
Accrued expenses                                                     +        30
                                                                     -----------
TOTAL LIABILITIES                                                            378

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                              81,709
TOTAL LIABILITIES                                                    -       378
                                                                     -----------
NET ASSETS                                                              $ 81,331

NET ASSETS BY SOURCE
Capital received from investors                                           78,882
Net investment income not yet distributed                                    125
Net realized capital losses                                               (2,364)
Net unrealized capital gains                                               4,688

NET ASSET VALUE (NAV)
                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$81,331          7,368             $11.04

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $75,961. Not counting short-term obligations, the fund paid $17,878 for securities during the reporting period, and received $18,116 from securities it sold or that matured. Included in the total purchases and sales amounts are $43,860 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
---------------------------------------------------

PORTFOLIO COST                            $75,836
NET UNREALIZED GAINS AND LOSSES:
Gains                                     $ 4,856
Losses                                 +      (43)
                                       ----------
                                          $ 4,813
AS OF AUGUST 31, 2003:
UNDISTRIBUTED EARNINGS:
Tax-exempt income                         $   309
Long-term capital gains                   $    --
CAPITAL LOSS UTILIZED                     $   491
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2008                                   $   111
   2009                                +    2,253
                                       ----------
                                          $ 2,364
RECLASSIFICATIONS:
Net investment income
   not yet distributed                   ($    14)
Reclassified as:
Net realized capital gains                $    14


                                                         See financial notes. 31

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Interest                                                                 $ 4,077

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized gains on investments sold                                       477

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized losses on investments                                        (474)

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    261 a
Transfer agent and shareholder service fees                                  218 b
Trustees' fees                                                                 8 c
Custodian and portfolio accounting fees                                       10
Professional fees                                                             26
Registration fees                                                             18
Shareholder reports                                                           18
Other expenses                                                        +       10
                                                                      ----------
Total expenses                                                               569
Expense reduction                                                     -       33 d
                                                                      ----------
NET EXPENSES                                                                 536

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    4,077
NET EXPENSES                                                          -      536
                                                                      ----------
NET INVESTMENT INCOME                                                      3,541
NET REALIZED GAINS                                                           477 e
NET UNREALIZED LOSSES                                                 +     (474) e
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $ 3,544

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2003, to 0.65% of average daily net assets. Prior to November 16, 2002, this limit was 0.49%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $3.


32 See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                          9/1/02 - 8/31/03      9/1/01 - 8/31/02
Net investment income                               $3,541                $3,690
Net realized gains                                     477                   319
Net unrealized gains or losses            +           (474)                  890
                                          ---------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               3,544                 4,899

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                $3,518                $3,599 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                     9/1/02-8/31/03           9/1/01-8/31/02
                                   SHARES        VALUE      SHARES        VALUE
Shares sold                         4,912     $ 55,091       3,297     $ 35,633
Shares reinvested                     204        2,296         198        2,127
Shares redeemed                +   (5,470)     (61,388)     (3,906)     (42,176)
                               -------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                               (354)   ($  4,001)       (411)   ($  4,416)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     9/1/02-8/31/03           9/1/01-8/31/02
                                   SHARES   NET ASSETS      SHARES   NET ASSETS
Beginning of period                 7,722     $ 85,306       8,133     $ 88,422
Total decrease                 +     (354)      (3,975)       (411)      (3,116) b
                               -------------------------------------------------
END OF PERIOD                       7,368     $ 81,331       7,722     $ 85,306 c

  Unless stated, all numbers are x 1,000.

  UNAUDITED
a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $125 and $116 for the current and prior period, respectively.


                                                         See financial notes. 33

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                   9/1/02-     9/1/01-     9/1/00-     9/1/99-      9/1/98-
                                                   8/31/03     8/31/02     8/31/01     8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period              10.66       10.51       10.22       10.09        10.26
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              0.32        0.34        0.40        0.39         0.39
  Net realized and unrealized gains or losses       (0.09)       0.15        0.29        0.13        (0.17)
                                                  ----------------------------------------------------------------------------------
  Total income from investment operations            0.23        0.49        0.69        0.52         0.22
Less distributions:
  Dividends from net investment income              (0.32)      (0.34)      (0.40)      (0.39)       (0.39)
                                                  ----------------------------------------------------------------------------------
Net asset value at end of period                    10.57       10.66       10.51       10.22        10.09
                                                  ----------------------------------------------------------------------------------
Total return (%)                                     2.15        4.66        6.95        5.32         2.16

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                             0.58        0.49        0.49        0.49 1       0.49
  Gross operating expenses                           0.60        0.66        0.67        0.71         0.77
  Net investment income                              2.96        3.29        3.83        3.91         3.81
Portfolio turnover rate                                11          17          30          42            7
Net assets, end of period ($ x 1,000,000)             174         184         145         124          126

1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


34 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 ~  Liquidity-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                      COST          MARKET VALUE
HOLDINGS BY CATEGORY                                ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
100.0%      MUNICIPAL BONDS                          167,171           172,211
  0.0%      OTHER INVESTMENT COMPANIES                    28                28
--------------------------------------------------------------------------------
100.0%      TOTAL INVESTMENTS                        167,199           172,239

      ISSUER
      PROJECT                                                                              MATURITY       FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      MUNICIPAL BONDS 100.0% of investments

      FIXED-RATE OBLIGATIONS 97.6%
      ------------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 93.7%

      ALAMEDA COUNTY
      Refunding & Capital Projects
   o+   Series 1998A                                                          5.00%         12/01/06            3,480          3,831
o+(2)   Series 2001A                                                          5.38%         12/01/09            5,000          5,665

      ALAMEDA PUBLIC FINANCING AUTHORITY
      1997 Revenue Bond Refinancing
        Revenue Bonds, Series 1999                                            4.85%         09/02/06            2,140          2,209

      ASSOCIATION OF BAY AREA GOVERNMENTS
+(10) Brandeis Hillel Day School Project
        Revenue Bonds, Series 2001                                            3.75%         08/01/06            4,000          4,172
    + FTA Capital Grant
        Bart SFO Extension Bonds, Series 2001A                                5.00%         06/15/08              630            631

    + BURBANK UNIFIED SCHOOL DISTRICT
      Election of 1997
        General Obligation Bonds, Series C                                    3.00%         08/01/06            1,820          1,883

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
        Power Supply Revenue Bonds, Series 2002A                              5.50%         05/01/10            1,315          1,436

    + CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      Pooled College & University Projects
        Revenue Bonds, Series 1997A                                           5.05%         04/01/05            1,010          1,068

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Kaiser Permanente Hospital
        Revenue Bonds, Series 1998B                                           5.00%         10/01/08            2,500          2,702

      CALIFORNIA POLLUTION CONTROL FINANCE AUTHORITY
      Waste Management, Inc. Project
        Solid Waste Disposal Revenue Bonds, Series 2002B                      4.45%         07/01/05            2,000          2,033


                                                         See financial notes. 35

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY       FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      CALIFORNIA STATE
        General Obligation Bonds, Series 1992                                 6.30%         09/01/06            2,235          2,487
    +   General Obligation Bonds, Series 1998                                 5.50%         12/01/11            1,665          1,861
        General Obligation Bonds, Series 2001                                 4.00%         11/01/05            1,000          1,044
        General Obligation Bonds, Series 2002                                 5.25%         02/01/11            3,500          3,739
 +(7)   General Obligation Refunding Bonds, Series 2002                       5.00%         02/01/12            4,000          4,277
 ~(1)   Revenue Anticipation Warrants, Series 2003B                           2.00%         06/16/04           11,000         11,012

      CALIFORNIA STATE PUBLIC WORKS BOARD
    +   Energy Efficiency Revenue Refunding Bonds,
        Series 1998B                                                          4.00%         09/01/06            1,155          1,223
      The Regents University of California
        Lease Revenue Refunding Bonds, Series 1998A                           5.25%         12/01/07            2,000          2,210

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
        Revenue Bonds, Series 2002D                                           4.35%         03/01/07            2,000          2,073
    + Sherman Oaks Project
        Revenue Refunding Bonds, Series 1998A                                 5.00%         08/01/06            2,500          2,720
    o St. Joseph Health System
        Series 1997                                                           5.00%         07/01/04              750            770
    o St. Joseph Health System Obligated Group
        Series 1994                                                           6.50%         07/01/04            2,000          2,130
    o The Internext Group
        Series 1999                                                           4.13%         04/01/04            3,500          3,538

    + EL DORADO COUNTY PUBLIC AGENCY FINANCING AUTHORITY
        Revenue Bonds, Series 1996                                            5.60%         02/15/12            3,000          3,280

    + FONTANA COMMUNITY FACILITIES DISTRICT NO. 2
        Senior Special Tax Refunding Bonds, Series 1998A                      4.10%         09/01/04            1,120          1,153

      FREMONT UNION HIGH SCHOOL DISTRICT
      Election of 1998
        General Obligation Bonds, Series 2000B                                5.75%         09/01/08            1,520          1,744

    + FRESNO
      Palm Bluffs Corporate Center Public Improvement Project
        Special Tax Bonds, Series 1998                                        4.75%         09/01/05            1,000          1,014

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redeveloped Project
        Tax Allocation Refunding Bonds, Series 1998A                          3.88%         05/01/05              525            547

      INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS AUTHORITY
    +   Refunding Revenue Bonds, Series 1999A                                 5.00%         11/01/08            1,210          1,347
    +   Refunding Revenue Bonds, Series 1999A                                 5.00%         11/01/09            1,375          1,527

  (6) LONG BEACH
        Harbor Revenue Refunding Bonds, Series 2000A                          5.50%         05/15/10            4,000          4,394

 +(8) LONG BEACH HARBOR FACILITIES CORP.
        Revenue Refunding Bonds, Series 1998A                                 5.50%         05/15/05            3,985          4,235

   o+ LOS ANGELES
      American Academy of Dramatic Arts
        Series 2000A                                                          4.70%         11/01/05            1,300          1,373


36 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY       FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
    + LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY
      Beacon Street, Crenshaw & Pico Union 1 Redevelopment
      Projects
        Pooled Financing Revenue Refunding Bonds,
        Series 1998F                                                          5.00%         09/01/07              810            893

      LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
      Proposition C
        Sales Tax Revenue Bonds, Second Series 1992A                          6.20%         07/01/04            3,000          3,122

      LOS ANGELES STATE BUILDING AUTHORITY
      California Department of General Services
    +   Lease Revenue Refunding Bonds, Series 1993A                           5.63%         05/01/11            2,000          2,248
        Lease Revenue Refunding Bonds, Series 1995A                           5.60%         05/01/04            1,000          1,025

  (5) LOS ANGELES UNIFIED SCHOOL DISTRICT
      Election of 1997
        General Obligation Bonds, Series 2000D                                5.50%         07/01/10            4,000          4,477

      NORTHERN CALIFORNIA POWER AGENCY
      Geothermal Project No. 3
        Revenue Refunding Bonds, Series 1993A                                 5.60%         07/01/06            2,000          2,213

      OAKLAND
      Oakland Museum
   o+   Refunding, Series 2002A                                               5.00%         04/01/10            2,015          2,201
   o+   Refunding, Series 2002A                                               5.00%         04/01/11            1,460          1,584

    + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
      Vista del Ora Apartments
        Multi-Family Rental Housing Revenue Refunding Bonds,
        Series 2001A                                                          4.45%         04/01/11            1,250          1,295

   o+ ORANGE COUNTY
        Recovery, Series 1996A                                                6.00%         07/01/08            3,000          3,441

    + PORT OF OAKLAND
        Revenue Bonds, Series 2000K                                           5.50%         11/01/08            3,000          3,351

    + RANCHO WATER DISTRICT FINANCING AUTHORITY
        Refunding Revenue Bonds, Series 1995                                  5.88%         11/01/10            1,500          1,640

    + RIVERSIDE COUNTY ASSET LEASING CORP.
      County of Riverside Hospital Project
        Leasehold Revenue Bonds, Series 2003A                                 5.00%         06/01/09            2,555          2,806

      SACRAMENTO FINANCE AUTHORITY
        Revenue Refunding Bonds, Series 2002                                  4.50%         07/01/08            2,865          3,073

    + SAN BERNARDINO COUNTY
      Alta Park/Mountain Vista Apartments
        Multi-Family Housing Refunding Revenue Bonds,
        Series 2001A                                                          4.45%         05/01/11            1,300          1,338

      SAN FRANCISCO AIRPORTS COMMISSION
      San Francisco International Airport
    +   Second Series Revenue Bonds, Issue 15A                                5.50%         05/01/09            2,000          2,213
    +   Second Series Revenue Bonds, Issue 22                                 5.25%         05/01/11            3,065          3,292


                                                         See financial notes. 37

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                              MATURITY       FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE         ($ x 1,000)    ($ x 1,000)
      SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
        Bridge Toll Notes, Series 1999                                        5.00%         02/01/07              500            537

      SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      Auxiliary Organization
        Student Housing Revenue Bonds, Series 1999                            4.30%         07/01/05              540            564
        Student Housing Revenue Bonds, Series 1999                            5.00%         07/01/08              400            432

    + SAN JOSE
        Airport Revenue Refunding Bonds, Series 2002B                         5.00%         03/01/11            2,625          2,776

 +(3) SAN JOSE REDEVELOPMENT AGENCY
      Merged Area Redevelopment Project
        Tax Allocation Bonds, Series 2002                                     4.00%         08/01/10            5,000          5,177

    + SANTA CLARA
        Insurance Funding Bonds, Series 1987                                  3.25%         04/01/12            4,000          4,110

  (9) SANTA CLARA COUNTY FINANCING AUTHORITY
      Measure B Transportation Improvement Program
        Special Obligation Bonds, Series 2003                                 4.00%         08/01/05            4,000          4,174
    + Multiple Facilities Projects
        Lease Revenue Bonds, Series 2000B                                     5.50%         05/15/05            3,290          3,519
    + VMC Facility Replacement Project
        Lease Revenue Bonds, Series 1994A                                     7.75%         11/15/10            1,000          1,263

    + SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
      San Juan Power Project Unit 3
        Revenue Bonds, Series 1993A                                           5.00%         01/01/04            1,600          1,621

      VERNON
      Malburg Generating Station Project
        Electric System Revenue Bonds, Series 2003C                           5.00%         04/01/11            1,320          1,355
        Electric System Revenue Bonds, Series 2003C                           5.25%         04/01/15            1,905          1,936

    + WEST & CENTRAL BASIN FINANCING AUTHORITY
      West Basin Refunding Project
        Revenue Bonds, Series 1993A                                           5.30%         08/01/09            3,665          3,744

o+(4) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
      School Facility Bridge Funding Program
        Series 2001                                                           2.40%         01/15/04            4,670          4,671
                                                                                                                             -------
                                                                                                                             161,419
      PUERTO RICO 3.9%

    + PUERTO RICO COMMONWEALTH AQUEDUCT & SEWERAGE AUTHORITY
        Refunding Bonds, Series 1995                                          6.00%         07/01/06            3,000          3,341

    + PUERTO RICO ELECTRIC POWER AUTHORITY
        Power Revenue Refunding Bonds, Series 1997CC                          5.50%         07/01/08            3,000          3,346
                                                                                                                             -------
                                                                                                                               6,687


38 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                              MATURITY    FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                             RATE           DATE      ($ x 1,000)    ($ x 1,000)
      VARIABLE RATE OBLIGATIONS 2.4%
      ------------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 2.4%

    + IRVINE ASSESSMENT DISTRICT
        Limited Obligation Improvement Bonds Adjustable Rate Series           0.85%         09/02/03         1,900          1,900

   o~ ORANGE COUNTY SANITATION DISTRICT
        Refunding, Series 2000B                                               0.75%         09/02/03         2,205          2,205
                                                                                                                          -------
                                                                                                                            4,105

                                                                                                                     MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                                                                   ($ x 1,000)
     OTHER INVESTMENT COMPANIES 0.0% of investments

     PROVIDENT INSTITUTIONAL FUNDS-
     CALIFORNIA MONEY FUND PORTFOLIO  27,716                                                                                  28

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                                         See financial notes. 39

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                         $ 172,239 a
Receivables:
   Fund shares sold                                                         53
   Interest                                                              1,909
Prepaid expenses                                                  +          2
                                                                  -------------
TOTAL ASSETS                                                           174,203

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     52
   Dividends to shareholders                                               458
   Investment adviser and administrator fees                                 4
   Transfer agent and shareholder service fees                               4
Accrued expenses                                                  +         36
                                                                  -------------
TOTAL LIABILITIES                                                          554

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                           174,203
TOTAL LIABILITIES                                                 -        554
                                                                  -------------
NET ASSETS                                                           $ 173,649

NET ASSETS BY SOURCE
Capital received from investors                                        168,813
Net investment income not yet distributed                                   25
Net realized capital losses                                               (229)
Net unrealized capital gains                                             5,040

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS     /      OUTSTANDING      =     NAV
$173,649              16,426                 $10.57

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $167,199. Not counting short-term obligations, the fund paid $34,526 for securities during the reporting period, and received $18,052 from securities it sold or that matured. Included in the total purchases and sales amounts are $72,012 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
---------------------------------------------------

PORTFOLIO COST                           $167,174
NET UNREALIZED GAINS AND LOSSES:
Gains                                    $  5,429
Losses                                +      (364)
                                      ------------
                                         $  5,065
AS OF AUGUST 31, 2003:
UNDISTRIBUTED EARNINGS:
Tax-exempt income                        $    458
Long-term capital gains                  $     --
CAPITAL LOSS UTILIZED                    $    141
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2004                                   $    197
  2008                                +        27
                                      ------------
                                         $    224
DEFERRED CAPITAL LOSSES                  $      5


40 See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $ 6,530

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                    136

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                   (1,823)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                 553 a
Transfer agent and shareholder service fees                               461 b
Trustees' fees                                                              9 c
Custodian and portfolio accounting fees                                    17
Professional fees                                                          26
Shareholder reports                                                        31
Other expenses                                                     +       14
                                                                   -----------
Total expenses                                                          1,111
Expense reduction                                                  -       41 d
                                                                   -----------
NET EXPENSES                                                            1,070

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 6,530
NET EXPENSES                                                       -    1,070
                                                                   -----------
NET INVESTMENT INCOME                                                   5,460
NET REALIZED GAINS                                                        136 e
NET UNREALIZED LOSSES                                              +   (1,823) e
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $ 3,773

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2003, to 0.65% of average daily net assets. Prior to November 16, 2002, this limit was 0.49%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $1,687.


                                                         See financial notes. 41

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                           9/1/02-8/31/03      9/1/01-8/31/02
Net investment income                             $ 5,460             $ 5,161
Net realized gains                                    136                 204
Net unrealized gains or losses             +       (1,823)              2,290
                                           -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              3,773               7,655

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income              $ 5,495             $ 5,077 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                 9/1/02-8/31/03             9/1/01-8/31/02
                              SHARES         VALUE       SHARES         VALUE
Shares sold                    6,749      $ 72,161        8,549      $ 89,804
Shares reinvested                362         3,865          314         3,294
Shares redeemed           +   (7,905)      (84,278)      (5,392)      (56,623)
                          ----------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                          (794)    ($  8,252)       3,471      $ 36,475

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                9/1/02-8/31/03              9/1/01-8/31/02
                              SHARES     NET ASSETS       SHARES    NET ASSETS
Beginning of period           17,220      $ 183,623       13,749     $ 144,570
Total increase or
decrease                  +     (794)        (9,974)       3,471        39,053 b
                          ----------------------------------------------------
END OF PERIOD                 16,426      $ 173,649       17,220     $ 183,623 c

  Unless stated, all numbers are x 1,000.

  UNAUDITED
a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $25 and $60 for the current and prior period, respectively.


42 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                    8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               11.69        11.63        11.06        10.82        11.52
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.49         0.53         0.55         0.55         0.54
   Net realized and unrealized gains or losses       (0.24)        0.05         0.57         0.24        (0.70)
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.25         0.58         1.12         0.79        (0.16)

Less distributions:
   Dividends from net investment income              (0.49)       (0.52)       (0.55)       (0.55)       (0.54)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     11.45        11.69        11.63        11.06        10.82
                                                    --------------------------------------------------------------------------------
Total return (%)                                      2.14         5.14        10.38         7.67        (1.57)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.58         0.49         0.49         0.49 1       0.49
   Gross operating expenses                           0.60         0.64         0.65         0.69         0.75
   Net investment income                              4.16         4.58         4.86         5.19         4.69
Portfolio turnover rate                                 29           34           37           36           55
Net assets, end of period ($ x 1,000,000)              194          238          215          179          202

1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 43

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS as of August 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 o  Certificate of participation

 =  Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                   COST             MARKET VALUE
HOLDINGS BY CATEGORY                            ($x1,000)            ($x1,000)
--------------------------------------------------------------------------------
 99.9%      MUNICIPAL BONDS                      190,482              196,545

  0.1%      OTHER INVESTMENT
            COMPANIES                                261                  261
--------------------------------------------------------------------------------
100.0%      TOTAL INVESTMENTS                    190,743              196,806

      ISSUER
      PROJECT                                                                      MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                     RATE          DATE      ($ x 1,000)    ($ x 1,000)
      MUNICIPAL BONDS 99.9% of investments

      FIXED-RATE OBLIGATIONS 98.1%
      -------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 98.1%

    + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
          Senior Lien Revenue Bonds, Series 1999A                      5.13%       10/01/16          1,170          1,233

   o+ ALAMEDA COUNTY
      Alameda Medical Center Project
          Series 1998                                                  5.38%       06/01/18          3,400          3,620

 +(4) ANAHEIM PUBLIC FINANCING AUTHORITY
      Public Improvements Project
          Senior Lease Revenue Bonds, Series 1997A                     6.00%       09/01/24          5,000          5,695

      ASSOCIATION OF BAY AREA GOVERNMENTS
    + Brandeis Hillel Day School Project
          Revenue Bonds Series 2001                                    3.75%       09/01/03          1,700          1,773
    o Lytton Gardens, Inc.
          Insured Revenue, Series 1999                                 6.00%       02/15/30          3,000          3,053
    + Redevelopment Agency Pool
          Tax Allocation Revenue Bonds, Series 1997A-6                 5.25%       12/15/17          1,200          1,278
      Schools of Sacred Heart - San Francisco
          Revenue Bonds, Series 2000A                                  6.45%       06/01/30          1,500          1,538

    + BREA OLINDA UNIFIED SCHOOL DISTRICT
      Election of 1999
          General Obligation Bonds, Series 1999A                       5.60%       08/01/20          1,000          1,079

      BURBANK PUBLIC FINANCE AUTHORITY
      Golden State Redevelopment Project
    +     Revenue Bonds, Series 2003A                                  5.25%       12/01/17          2,825          3,016
    +     Revenue Bonds, Series 2003A                                  5.25%       12/01/18          2,175          2,304

      CALIFORNIA DEPARTMENT OF WATER RESOURCES
          Power Supply Revenue Bonds, Series 2002A                     5.75%       05/01/17          3,000          3,192


44 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                      MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                     RATE          DATE      ($ x 1,000)    ($ x 1,000)
      CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
      College of Arts & Crafts
          Revenue Bonds, Series 2001                                   5.75%       06/01/25          1,800          1,776
      Pepperdine University
          Revenue Bonds, Series 2000                                   5.75%       09/15/30          3,000          3,133

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Cedars-Sinai Medical Center
          Revenue Bonds, Series 1999A                                  6.13%       12/01/19          2,750          2,915
 +(5) Children's Hospital - San Diego
          Insured Hospital Revenue Refunding Bonds,
          Series 1996                                                  5.38%       07/01/16          5,180          5,495

      CALIFORNIA HOUSING FINANCE AGENCY
    +     Home Mortgage Revenue Bonds, Series 1995L                    5.90%       08/01/17          1,000          1,033
    +     Home Mortgage Revenue Bonds, Series 1995J                    6.00%       08/01/17            110            114
          Multi-Unit Rental Housing Revenue Bonds II,
          Series 1992B                                                 6.70%       08/01/15          1,000          1,011

      CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
 +(1) Bay Area Toll Bridges
          First Lien Revenue Bonds, Series 2003A                       5.00%       07/01/29          8,500          8,377
      The J. David Gladstone Institution Project
          Revenue Bonds, Series 2001                                   5.50%       10/01/19          1,250          1,279

      CALIFORNIA STATE
          General Obligation Bonds, Series 2000                        5.63%       05/01/18          1,000          1,048
 +(8) Department of Veterans Affairs
          Home Purchase Revenue Bonds, Series 2002A                    5.30%       12/01/21          5,000          5,177

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
    o Cedars-Sinai Medical Center
          Hospital Revenue, Series 1992                                6.50%       08/01/15            365            372
      Kaiser Permanente Project
          Revenue Bonds, Series 2002D                                  4.35%       03/01/07          2,000          2,073
    + Sunnyside/Vermont Project
          FHA Insured GNMA Collateralized Revenue Bonds,
          Series 2001A                                                 7.00%       04/20/36          4,000          4,520
o(10) The Internext Group
          Series 1999                                                  5.38%       04/01/17          5,000          4,875

    o CALIFORNIA TRANSIT FINANCE CORP
      Sacramento Regional Transit District
          Series 1992A                                                 6.38%       03/01/05            250            256

    + COLTON PUBLIC FINANCE AUTHORITY
          Special Tax Revenue Bonds, Series 1996                       5.45%       09/01/19          3,020          3,216

 =(9) CONTRA COSTA COUNTY, PUBLIC FINANCING AUTHORITY
      Multiple Project Areas
          Tax Allocation Revenue Bonds, Series 2003A                   5.63%       08/01/33          5,000          4,897

      EAST BAY MUNICIPAL UTILITY DISTRICT
      Water System
          Subordinate Revenue Bonds, Series 1998                       5.25%       06/01/19          2,600          2,707

   o+ ESCONDIDO
          Revenue, Series 2000A                                        6.00%       09/01/31          2,000          2,200


                                                         See financial notes. 45

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                     RATE          DATE      ($ x 1,000)    ($ x 1,000)
      FONTANA REDEVELOPMENT AGENCY
      Jurupa Hills Redevelopment Project
          Tax Allocation Refunding Bonds, Series 1997A                 5.50%       10/01/19          3,500          3,492

 +(7) FOOTHILL-EASTERN TRANSPORTATION CORRIDOR AGENCY
          Toll Road Revenue Refunding Bonds, Series 1999               5.13%       01/15/19          5,000          5,203

    + HUNTINGTON BEACH
      Capital Improvement Financing Project
          Lease Revenue Bonds, Series 2000A                            5.50%       09/01/20          1,500          1,601

    + INGLEWOOD REDEVELOPMENT AGENCY
      Merged Redevelopment Project
          Tax Allocation Refunding Bonds, Series 1998A                 5.25%       05/01/16          1,000          1,091

    + LOS ANGELES MUNICIPAL IMPROVEMENT CORP.
      City of Los Angeles Central Library Project
          Leasehold Revenue Refunding Bonds, Series 2003A              5.25%       06/01/13          3,730          4,097

    + LYNWOOD PUBLIC FINANCING AUTHORITY
      Public Capital Improvement Project
          Lease Revenue Refunding Bonds, Series 2003                   5.00%       09/01/18          1,000          1,030

    + MADERA UNIFIED SCHOOL DISTRICT
      Election of 2002
          General Obligation, Series 2003                              5.00%       08/01/28          2,980          2,942

 +(6) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
      Las Pulgas Community Development Project
          Tax Allocation Bonds                                         5.55%       06/01/30          5,000          5,261

    + MODESTO PUBLIC FINANCING AUTHORITY
      Capital Improvement & Refinancing Projects
          Lease Revenue Bonds, Series 1998                             5.13%       09/01/20          3,740          3,838

      OAKLAND JOINT POWER FINANCING AUTHORITY
          Reassessment Revenue Bonds, Series 1999                      5.50%       09/02/24            990          1,002

    + OAKLAND REDEVELOPMENT AGENCY
      Central District Redevelopment Project
          Subordinated Tax Allocation Bonds, Series 2003               5.50%       09/01/14          1,615          1,785

    + PORT OF OAKLAND
          Revenue Bonds, Series 2000K                                  5.75%       11/01/29          3,500          3,637

      RIVERSIDE COUNTY PUBLIC FINANCE AUTHORITY
      Riverside County Redevelopment Projects
          Tax Allocation Revenue Bonds, Series 1997A                   5.63%       10/01/33          4,905          4,831

      ROSEVILLE JOINT UNION HIGH SCHOOL DISTRICT
          General Obligation Bonds, Series 1992E                       5.25%       08/01/26          2,435          2,449

      SACRAMENTO CITY FINANCE AUTHORITY
    +     Lease Revenue Refunding Bonds, Series 1993B                  5.40%       11/01/20          3,105          3,297
    + California EPA Building Project
          Lease Revenue Bonds, Series 1998A                            5.25%       05/01/19          1,575          1,670
    + City Hall & Redevelopment Projects
          Revenue Bonds, Series 2002A                                  5.38%       12/01/20          2,875          3,037
    + Solid Waste & Redevelopment Projects
          Capital Improvement Revenue Bonds, Series 1999               5.88%       12/01/29          3,000          3,267

      SACRAMENTO COUNTY SANITATION DISTRICT
          Revenue Bonds, Series 2000A                                  5.88%       12/01/27          1,000          1,097


46 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

      ISSUER
      PROJECT                                                                      MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                     RATE          DATE      ($ x 1,000)    ($ x 1,000)
    + SALINAS VALLEY SOLID WASTE AUTHORITY
          Revenue Bonds, Series 2002                                   5.13%       08/01/22          2,210          2,206

    + SAN DIEGO COUNTY
      Election of 1998
          General Obligation Bonds, Series 2002D                       5.25%       07/01/19          3,000          3,156

      SAN DIEGO REDEVELOPMENT AGENCY
      Horton Plaza Redevelopment Project
          Subordinate Tax Allocation Bonds, Series 2000                5.80%       11/01/21          2,500          2,559

      SAN DIEGO UNIFIED SCHOOL DISTRICT
      Election of 1998
    +     General Obligation Bonds, Series 2001C                       5.00%       07/01/18          1,730          1,795
    +     General Obligation Bonds, Series 2001C                       5.00%       07/01/19          2,000          2,059

      SAN FRANCISCO AIRPORTS COMMISSION
    + San Francisco International Airport
          Second Series Revenue Bonds, Issue 11                        6.20%       05/01/05          2,000          2,177
    +     Second Series Revenue Bonds, Issue 12B                       5.63%       05/01/21          2,000          2,137
    +     Second Series Revenue Bonds, Issue 22                        5.00%       05/01/19          2,000          2,020

      SAN FRANCISCO BAY AREA RAPID TRANSIT
    +     Sales Tax Revenue Bonds, Series 1999                         5.50%       07/01/26          1,000          1,048
    +     Sales Tax Revenue Bonds, Series 1999                         5.50%       07/01/34          2,500          2,619

      SAN FRANCISCO STATE UNIVERSITY
      Auxiliary Organization
          Student Housing Revenue Bonds, Series 1999                   5.20%       07/01/19          1,150          1,152

    + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
      Lopez Dam Improvement
          Revenue Bonds, Series 2000A                                  5.38%       08/01/24          1,000          1,032

 +(2) SANTA ANA UNIFIED SCHOOL DISTRICT
      Election of 1999
          General Obligation Bonds, Series 2000                        5.70%       08/01/29          6,000          6,271

    + SANTA CLARA COUNTY FINANCING AUTHORITY
      VMC Facility Replacement Project
          Lease Revenue Bonds, Series 1994A                            7.75%       11/15/10          1,460          1,844

    + SANTA CLARA REDEVELOPMENT AGENCY
      Bayshore North Project
          Tax Allocation Revenue Refunding Bonds                       7.00%       07/01/10          1,500          1,750

    + SHASTA UNION HIGH SCHOOL DISTRICT
          General Obligation Bonds, Series 2002                        5.25%       08/01/19          1,360          1,427

    + SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
          Special Tax Revenue Bonds, Series 1999A                      5.25%       08/15/18          3,095          3,276

  (3) STOCKTON COMMUNITY FACILITIES DISTRICT
      Mello Roos Community Facilities District No. 1 Weston Ranch
          Special Tax Revenue Bonds, Series 1998A                      5.80%       09/01/14          5,875          6,062

    + TAFT CITY ELEMENTARY SCHOOL DISTRICT
      Election of 2001
          General Obligation Bonds, Series 2001A                       4.90%       08/01/20          1,080          1,091

    + TRI CITY HOSPITAL DISTRICT
          Insured Revenue Refunding Bonds, Series 1996A                5.63%       02/15/17          1,000          1,077


                                                         See financial notes. 47

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PORTFOLIO HOLDINGS continued

      ISSUER
      PROJECT                                                                      MATURITY    FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                     RATE          DATE      ($ x 1,000)    ($ x 1,000)
    + TRUCKEE PUBLIC FINANCING AUTHORITY
          Lease Revenue Bonds, Series 2000A                            5.88%       11/01/25          1,490          1,632

    + UNIVERSITY OF CALIFORNIA
      UC Davis Medical Center
          Hospital Revenue Bonds, Series 1996                          5.75%       07/01/06            500            561

    + VALLEJO
      Water Improvement Project
          Revenue Refunding Bonds, Series 1996A                        5.70%       05/01/16          2,000          2,181

   o+ WEST BASIN WATER DISTRICT
      1992 Projects
          Revenue Refunding Bonds, Series 1997A                        5.50%       08/01/22          1,000          1,059

      WHITTIER
      Presbyterian Intercommunity Hospital
          Revenue Bonds, Series 2002                                   5.60%       06/01/22          2,000          1,981
                                                                                                                 --------
                                                                                                                  193,054
      VARIABLE RATE OBLIGATIONS 1.8%
      ------------------------------------------------------------------------------------------------------------------------------

      CALIFORNIA 1.8%

      IRVINE ASSESSMENT DISTRICT
    +     Limited Obligation Improvement Bonds
          Adjustable Rate Series                                       0.85%       09/02/03            600            600
    + Northwest Irvine
          Limited Obligation Improvement Bonds
          Adjustable Rate Series 1997                                  0.75%       09/02/03          1,741          1,741

      IRVINE RANCH WATER DISTRICT
    +     Consolidated Series 1985                                     0.75%       09/02/03            350            350
    + Election of 1988
          Sewer Bonds, Series A                                        0.85%       09/02/03            800            800
                                                                                                                 --------
                                                                                                                    3,491

                                                                                                              MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                                                           ($ x 1,000)
      OTHER INVESTMENT COMPANIES 0.1% of investments
      PROVIDENT INSTITUTIONAL FUNDS-
      CALIFORNIA MONEY FUND PORTFOLIO   260,537                                                                       261

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


48 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                          $ 196,806 a
Receivables:
   Fund shares sold                                                          16
   Interest                                                               2,688
Prepaid expenses                                                   +          3
                                                                   -------------
TOTAL ASSETS                                                            199,513

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                     218
   Dividends to shareholders                                                781
   Investment bought                                                      4,876
   Investment adviser and administrator fees                                  4
   Transfer agent and shareholder service fees                                4
Accrued expenses                                                   +         38
                                                                   -------------
TOTAL LIABILITIES                                                         5,921

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            199,513
TOTAL LIABILITIES                                                  -      5,921
                                                                   -------------
NET ASSETS                                                            $ 193,592

NET ASSETS BY SOURCE
Capital received from investors                                         187,470
Net investment income not yet distributed                                   174
Net realized capital losses                                                (115)
Net unrealized capital gains                                              6,063

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$193,592         16,906            $11.45

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $190,743. Not counting short-term obligations, the fund paid $60,719 for securities during the reporting period, and received $86,712 from securities it sold or that matured. Included in the total purchases and sales amounts are $73,018 in transactions with other SchwabFunds(R).

FEDERAL TAX DATA
-----------------------------------------------------

PORTFOLIO COST                             $190,569
NET UNREALIZED GAINS AND LOSSES:
Gains                                      $  6,923
Losses                                  +      (686)
                                        ------------
                                           $  6,237
AS OF AUGUST 31, 2003:
UNDISTRIBUTED EARNINGS:
Tax-exempt income                          $    781
Long-term capital gains                    $     --
CAPITAL LOSS UTILIZED                      $  1,073
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                                    $    115
RECLASSIFICATIONS:
Net investment income
   not yet distributed                    ($     37)
Reclassified as:
Net realized capital gains                 $     37


                                                         See financial notes. 49

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                               $ 10,768

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                    1,036

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                     (5,190)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   682 a
Transfer agent and shareholder service fees                                 569 b
Trustees' fees                                                                9 c
Custodian and portfolio accounting fees                                      20
Professional fees                                                            27
Shareholder reports                                                          39
Other expenses                                                      +        15
                                                                    ------------
Total expenses                                                            1,361
Expense reduction                                                   -        48 d
                                                                    ------------
NET EXPENSES                                                              1,313

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  10,768
NET EXPENSES                                                        -     1,313
                                                                    ------------
NET INVESTMENT INCOME                                                     9,455
NET REALIZED GAINS                                                        1,036 e
NET UNREALIZED LOSSES                                               +    (5,190) e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $  5,301

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

  Effective November 16, 2002, this limit no longer applies.

e These add up to a net loss on investments of $4,154.


50 See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                          9/1/02 - 8/31/03     9/1/01 - 8/31/02
Net investment income                             $  9,455             $ 10,226
Net realized gains                                   1,036                1,817
Net unrealized losses                     +         (5,190)                (732)
                                          -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               5,301               11,311

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income              $  9,540             $  9,995 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                    9/1/02-8/31/03            9/1/01-8/31/02
                                  SHARES        VALUE       SHARES        VALUE
Shares sold                        3,343     $ 39,473        6,013     $ 69,034
Shares reinvested                    500        5,879          495        5,667
Shares redeemed               +   (7,268)     (85,134)      (4,657)     (53,303)
                              --------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                            (3,425)   ($ 39,782)       1,851     $ 21,398

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                    9/1/02-8/31/03            9/1/01-8/31/02
                                  SHARES   NET ASSETS       SHARES   NET ASSETS
Beginning of period               20,331     $237,613       18,480     $214,899
Total increase or
decrease                      +   (3,425)     (44,021)       1,851       22,714 b
                              --------------------------------------------------
END OF PERIOD                     16,906     $193,592       20,331     $237,613 c

  Unless stated, all numbers are x 1,000.

  UNAUDITED
a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $174 and $296 for the current and prior period, respectively.


                                                         See financial notes. 51

SCHWAB TAX-FREE BOND FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
   Schwab 1000 Fund(R)
   Schwab YieldPlus Fund(R)
   Schwab Short-Term Bond Market Fund
   Schwab Total Bond Market Fund
   Schwab GNMA Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab California Short/Intermediate
     Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISOR FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of

SCHWAB TAX-FREE BOND FUNDS

the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

  BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

  SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
  SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

  SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

SCHWAB TAX-FREE BOND FUNDS

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, and Schwab California Long-Term Tax-Free Bond Fund (four of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 10, 2003

SCHWAB TAX-FREE BOND FUNDS

FUND TRUSTEES unaudited

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 49 as of 8/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                         TRUST POSITION(S);
NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2      Chair, Trustee:                Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                  Family of Funds, 1989;         Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles
                         Investments, 1991;             Schwab Investment Management, Inc.; Chair, Charles Schwab
                         Capital Trust, 1993;           Holdings, Inc. I, Schwab International Holdings, Inc.; Director, U.S.
                         Annuity Portfolios, 1994.      Trust Corp., United States Trust Co. of New York, The Gap, Inc.
                                                        (clothing retailer), Siebel Systems (software); Trustee, Stanford
                                                        University. Until 6/03: Director, Xsign, Inc. (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab Corporation.
                                                        Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until 3/02:
                                                        Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                        Director, The Charles Schwab Trust Company. Until 1/99: Director,
                                                        Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                        (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                        Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB TAX-FREE BOND FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1         Trustee:2003                   Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                  (all trusts)                   Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                        Corporation. Director, Wal-Mart Stores, eBay, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1       Trustee: 2002                  EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                  (all trusts).                  Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE       TRUST OFFICE(S) HELD           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK          President, CEO                 President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                  (all trusts).                  EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                        Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                        9/02: President, CIO, American Century Investment Management;
                                                        Director, American Century Cos., Inc. Until 6/01: CIO, Fixed Income,
                                                        American Century Cos., Inc. Until 1997: SVP, Director, Fixed Income
                                                        and Quantitative Equity Portfolio Management, Twentieth Century
                                                        Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG            Treasurer, Principal           SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                   Financial Officer              The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                         (all trusts).                  Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD          SVP, Chief Investment          SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                   Officer                        Management, Inc.; CIO, The Charles Schwab Trust Co.
                         (all trusts).
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON           Secretary                      SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                  (all trusts).                  Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                        U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB TAX-FREE BOND FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE       TRUSTEE SINCE                  MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER       2000 (all trusts).             Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, Director,
8/13/60                                                 America First Cos., (venture capital/fund management), Redwood Trust, Inc.
                                                        (mortgage finance), Stanford Hospitals and Clinics, SRI International
                                                        (research), PMI Group, Inc. (mortgage insurance), Lucile Packard
                                                        Children's Hospital. 2001: Special Advisor to the President, Stanford
                                                        University. Until 2002: Director, LookSmart, Ltd. (Internet infrastructure).
                                                        Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD        Family of Funds, 1989;         CEO, Dorward & Associates (management, marketing and
9/23/31                  Investments, 1991;             communications consulting). Until 1999: EVP, Managing Director,
                         Capital Trust, 1993;           Grey Advertising.
                         Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER        2000 (all trusts).             Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Solectron Corp.
11/22/41                                                (manufacturing), Tenera, Inc. (services and software), Airlease Ltd.
                                                        (aircraft leasing), Mission West Properties (commercial real estate),
                                                        Stratex Networks (telecommunications); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Until 2002:
                                                        Director, Digital Microwave Corp. (network equipment). Until 1998:
                                                        Dean, Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES         Family of Funds, 1989;         Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                  Investments, 1991;             services and investment advice).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH          2000 (all trusts).             Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                 Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                        (investments -- Netherlands), Cooper Industries (electrical products);
                                                        Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS       Family of Funds, 1989;         Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                  Investments, 1991;             Chair, CEO, North American Trust (real estate investments).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY        Family of Funds, 1989;         Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                  Investments, 1991;             investments).
                         Capital Trust, 1993;
                         Annuity Portfolios, 1994.

SCHWAB TAX-FREE BOND FUNDS

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed-income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDIT-WORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

                Credit                                  Capacity to
                quality                                 make payments
                -------                                 -------------
        INVESTMENT GRADE BONDS

                AAA                                     Strongest

                 AA

                  A

                BBB                                     Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

--------------------------------------------------------------------------------

        BELOW INVESTMENT GRADE BONDS

                 BB                                     Somewhat
                                                        speculative

                  B

                CCC

                 CC

                  C                                     Highly
                                                        speculative

                  D                                     In default
--------------------------------------------------------------------------------

SCHWAB TAX-FREE BOND FUNDS

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart on prior page.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works projects and is secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% /[1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1

www.schwab.com

SCHWAB BY PHONE(TM) 2

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab All Equity Portfolio
   Schwab Growth Portfolio
   Schwab Balanced Portfolio
   Schwab Conservative Portfolio

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR

SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.
REG13656-05

SCHWAB BOND FUNDS

      ANNUAL REPORT
      August 31, 2003

      Schwab YieldPlus Fund(R)

      Schwab Short-Term Bond
      Market Fund(TM)

      Schwab Total
      Bond Market Fund(TM)

      Schwab GNMA Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

Four smart, cost-effective ways investors can use bonds in an asset allocation strategy.

   In this report

     Management's Discussion ...............................................   2

        The president of SchwabFunds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

        Performance at a Glance ............    5

     Schwab YieldPlus Fund(R)
        Investor Shares: SWYPX  Select Shares(R): SWYSX

        The fund seeks high current income with minimal changes in share price.

        Performance and Fund Facts .........    7
        Financial Statements ...............   17

     Schwab Short-Term Bond Market Fund(TM)
        Ticker Symbol: SWBDX

        The fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 Year) U.S.
        Government/Credit Index.

        Performance and Fund Facts .........   10
        Financial Statements ...............   30

     Schwab Total Bond Market Fund(TM)
        Ticker symbol: SWLBX

        The fund seeks current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index.

        Performance and Fund Facts .........   12
        Financial Statements ...............   39

     Schwab GNMA Fund(TM)
        Investor Shares: SWGIX  Select Shares(R): SWGSX

        The fund seeks high current income consistent with preservation of capital.

        Performance and Fund Facts .........   14
        Financial Statements ...............   51

     Financial notes .......................................................  58

     Fund Trustees .........................................................  63

     Glossary ..............................................................  66

     Fund manager: Charles Schwab Investment Management, Inc. Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES R. SCHWAB]

Charles R. Schwab
Chairman

FROM THE CHAIRMAN

With the stock market showing signs of life, and many expecting bond prices to decline, many investors are wondering whether this is a good time to own bonds. As someone who has faith in the long-term potential of stocks, I certainly understand where this question is coming from. However, the truth is that owning stocks and owning bonds is not an either/or proposition. A well-balanced portfolio contains both.

Perhaps the most important reason to own bonds is to help protect you against the things you can't predict. In 2000, how many U.S. investors expected a three-year stock market downturn? I doubt that in 1990 many people in Japan expected a 12-year downturn, either. Yet both happened. Similarly, we were all caught off-guard by the terrible events of 9/11. In the wake of this tragedy, investors clamored for Treasury securities, bidding up their prices while stocks stumbled.

Can you lose money investing in bond funds? Absolutely. When bond yields increase, prices decline. But the point of owning a diversified portfolio is that it is nearly impossible to successfully time the market. That's why at Schwab we have long advocated a disciplined approach towards asset allocation.

If you have any questions about the allocation of your portfolio, or whether owning bond funds makes sense in your portfolio, I hope you will feel free to draw on the expertise of our professionals. That's why they're there: to help you find answers.

Thank you for your continued trust in SchwabFunds(R).

Sincerely,

/s/ Charles Schwab

MANAGEMENT'S DISCUSSION for the year ended August 31, 2003

[PHOTO OF RANDALL W. MERK]

RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. He joined the firm in August of 2002, bringing with him 24 years of experience in the asset management industry.

Dear Shareholder:

The second half of the report period saw what could be a turning point in the bond markets. After a long decline to historically low levels, interest rates rebounded sharply in June of 2003, which meant lower share prices for many bond funds. On the next few pages we discuss some of the factors that, in our view, contributed to this trend, and what it meant for the funds covered in this report.

With their regular income and historically lower volatility (compared with stocks), bonds do have the potential to help cushion a portfolio against the effects of stock market volatility. It appears unlikely that bonds will continue to post the significant total returns we've seen in recent years. However, the basic reasons for keeping bond investments in a portfolio -- income and lower volatility -- are always worth remembering. I believe these reasons are as valid today as they have been in the past.

Before closing, I want to say a few words about an issue that has been in the headlines recently: mutual fund integrity. Along with management expertise and customer service, integrity is a key element of what we have to offer. All of us at SchwabFunds(R) strive to maintain high standards in our operations. Nevertheless, we continue to scrutinize our operations. We believe that treating all shareholders equally is a basic principle of a mutual fund, and it's a principle we at SchwabFunds take very seriously.

Nothing means more to our business than the trust of our shareholders. We don't take that trust for granted. I want to thank you for investing with us, and I hope you'll let us know if there is anything else we can do to help you reach your financial goals.

Sincerely,

/s/ Randall W. Merk

Past performance does not indicate future results.


2 Schwab Bond Funds

[PHOTO OF KIM DAIFOTIS]

KIM DAIFOTIS, CFA, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for management of the funds. He joined the firm in 1997, and has worked in fixed-income asset management and research since 1982.

[PHOTO OF MICHAEL SHEARER]

MICHAEL SHEARER, PhD, a vice-president and senior portfolio manager, has day-to-day responsibility for management of the funds. Prior to joining the firm in February 2003, he worked for more than 10 years in the financial industry as a portfolio manager and quantitative analyst/strategist.

THE ECONOMY AND THE MARKET

ECONOMIC UNCERTAINTY GRADUALLY GAVE WAY TO MORE ENCOURAGING ECONOMIC SIGNS TOWARD THE END OF THE REPORT PERIOD. The beginning of the report period saw the U.S. economy behaving more or less as it had since late 2001, with no clear signs of either significant growth or contraction. In March 2003, not long after the conclusion of major hostilities in Iraq, stock prices began to rise, and by the end of the report period, it appeared that the economy was finally beginning to gather strength.

THE FEDERAL RESERVE (THE FED) CUT SHORT-TERM INTEREST RATES TWICE DURING THE PERIOD. The two cuts -- 0.50% in November 2002 and 0.25% in June 2003 -- brought the Fed funds target rate to an historic low of 1.00%. The cuts reflected the Fed's concerns that an economic recovery was not materializing as rapidly as one might have hoped and deflation remained a risk.

THE BOND MARKET REACTED DRAMATICALLY TO THE FED'S JUNE 2003 RATE CUT. Yields of benchmark 10-year Treasury bonds, which had been drifting downward since before the beginning of the report period, suddenly skyrocketed (chart, page 4). In keeping with their inverse relationship to yields, market prices of these bonds began the period drifting upward, then plummeted after the June cut.

YIELD CURVE: Average Yields of AAA Securities of Seven Maturities

[LINE GRAPH]

Maturity            As of 9/1/2002    As of 8/31/2003
3 Mos.                   1.67                0.97
6 Mos.                   1.66                1.04
2 Yrs.                   2.13                1.97
3 Yrs.                   2.48                2.49
5 Yrs.                   3.22                3.46
10 Yrs.                  4.14                4.46
30 Yrs.                  4.93                5.22

THE YIELD CURVE GREW STEEPER DURING THE REPORT PERIOD AS RATES AT THE SHORT-MATURITY END OF THE SCALE CONTINUED TO FALL, PUSHED DOWN BY THE FEDERAL RESERVE'S TWO RATE CUTS, WHILE RATES FOR LONGER MATURITY BONDS ROSE.

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, in part because they are presumed to carry higher risk.

Data source: Bloomberg L.P.


                                                             Schwab Bond Funds 3

MANAGEMENT'S DISCUSSION continued

      Rising interest rates and growing signs of economic improvement contributed to a decline in bond prices toward the end of the report period.

Why did this particular rate cut -- which, after all, was the 13th made by the Fed since January of 2001 -- have such a significant effect on bond markets? We believe the answer is twofold. First, the bond market seemed to be expecting a cut of half a percent. By lowering the Fed funds rate by only a quarter of a percent, the Fed was seen as signaling that its outlook for the economy was positive.

Second, prior to the cut, many investors appeared to believe the Fed was prepared to resort to unconventional easing methods, since short-term rates could not be cut much further. In particular, the Fed had indicated that it might begin to purchase longer-term Treasury bonds, which would raise their value and therefore lower yields. When, at the time of the June 2003 rate cut, the Fed also stated that it was no longer considering unconventional easing, the price of longer Treasuries, which had risen in anticipation of Fed purchases, fell back again.

THE YIELD SPREADS BETWEEN TREASURIES AND ALL GRADES OF CORPORATES NARROWED DRAMATICALLY. From early within the report period almost until the end, the difference between yields offered by corporate bonds and those offered by benchmark 10-year Treasury bonds narrowed. It was the fastest and largest decline in at least 14 years.

It is our belief that this decline reflected a growing perception on the part of bond investors that most corporations that had survived the difficulties of the past few years were not likely to suffer significant financial

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Five- and Ten-Year Treasuries

YIELDS REACHED THEIR LOWEST LEVELS IN MANY YEARS. THE GRAPH ILLUSTRATES THE JUMP IN RATES FOLLOWING THE FED'S ACTIONS IN JUNE 2003.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

                 5-Year       10-Year
31-Aug-93          4.79          5.45
30-Sep-93          4.77          5.38
31-Oct-93          4.85          5.43
30-Nov-93          5.16          5.82
31-Dec-93          5.21          5.79
31-Jan-94          5.02          5.64
28-Feb-94          5.57          6.13
31-Mar-94          6.23          6.74
30-Apr-94          6.64          7.04
31-May-94          6.76          7.15
30-Jun-94          6.95          7.32
31-Jul-94          6.73          7.11
31-Aug-94          6.80          7.17
30-Sep-94          7.28          7.60
31-Oct-94          7.49          7.81
30-Nov-94          7.79          7.91
31-Dec-94          7.83          7.82
31-Jan-95          7.51          7.58
28-Feb-95          7.04          7.20
31-Mar-95          7.07          7.20
30-Apr-95          6.88          7.06
31-May-95          6.05          6.28
30-Jun-95          5.97          6.20
31-Jul-95          6.16          6.43
31-Aug-95          6.07          6.28
30-Sep-95          6.02          6.18
31-Oct-95          5.81          6.02
30-Nov-95          5.52          5.74
31-Dec-95          5.38          5.57
31-Jan-96          5.24          5.58
29-Feb-96          5.73          6.10
31-Mar-96          6.09          6.33
30-Apr-96          6.41          6.67
31-May-96          6.63          6.85
30-Jun-96          6.46          6.71
31-Jul-96          6.57          6.79
31-Aug-96          6.73          6.94
30-Sep-96          6.46          6.70
31-Oct-96          6.07          6.34
30-Nov-96          5.83          6.04
31-Dec-96          6.21          6.42
31-Jan-97          6.25          6.49
28-Feb-97          6.39          6.55
31-Mar-97          6.75          6.90
30-Apr-97          6.57          6.72
31-May-97          6.50          6.66
30-Jun-97          6.38          6.50
31-Jul-97          5.90          6.01
31-Aug-97          6.22          6.34
30-Sep-97          5.99          6.10
31-Oct-97          5.71          5.83
30-Nov-97          5.84          5.87
31-Dec-97          5.71          5.74
31-Jan-98          5.38          5.51
28-Feb-98          5.59          5.62
31-Mar-98          5.62          5.65
30-Apr-98          5.64          5.67
31-May-98          5.55          5.55
30-Jun-98          5.47          5.45
31-Jul-98          5.50          5.49
31-Aug-98          4.80          4.98
30-Sep-98          4.22          4.42
31-Oct-98          4.23          4.61
30-Nov-98          4.48          4.71
31-Dec-98          4.54          4.65
31-Jan-99          4.55          4.65
28-Feb-99          5.22          5.29
31-Mar-99          5.10          5.24
30-Apr-99          5.21          5.35
31-May-99          5.58          5.62
30-Jun-99          5.65          5.78
31-Jul-99          5.79          5.90
31-Aug-99          5.87          5.97
30-Sep-99          5.75          5.88
31-Oct-99          5.96          6.02
30-Nov-99          6.11          6.19
31-Dec-99          6.34          6.44
31-Jan-00          6.68          6.67
29-Feb-00          6.60          6.41
31-Mar-00          6.31          6.00
30-Apr-00          6.54          6.21
31-May-00          6.52          6.27
30-Jun-00          6.19          6.03
31-Jul-00          6.15          6.03
31-Aug-00          5.97          5.73
30-Sep-00          5.85          5.80
31-Oct-00          5.81          5.75
30-Nov-00          5.43          5.47
31-Dec-00          4.98          5.11
31-Jan-01          4.77          5.11
28-Feb-01          4.66          4.90
31-Mar-01          4.56          4.92
30-Apr-01          4.89          5.34
31-May-01          4.91          5.38
30-Jun-01          4.95          5.41
31-Jul-01          4.53          5.05
31-Aug-01          4.38          4.83
30-Sep-01          3.80          4.59
31-Oct-01          3.48          4.23
30-Nov-01          4.06          4.75
31-Dec-01          4.30          5.05
31-Jan-02          4.37          5.04
28-Feb-02          4.19          4.88
31-Mar-02          4.81          5.40
30-Apr-02          4.41          5.09
31-May-02          4.36          5.05
30-Jun-02          4.03          4.80
31-Jul-02          3.45          4.46
31-Aug-02          3.22          4.14
30-Sep-02          2.56          3.60
31-Oct-02          2.73          3.89
30-Nov-02          3.27          4.21
31-Dec-02          2.74          3.82
31-Jan-03          2.93          3.96
28-Feb-03          2.66          3.69
31-Mar-03          2.71          3.80
30-Apr-03          2.75          3.84
31-May-03          2.29          3.37
30-Jun-03          2.41          3.52
31-Jul-03          3.22          4.41
31-Aug-03          3.47          4.47


4 Schwab Bond Funds

PERFORMANCE AT A GLANCE
Total return for the 12 months ended 8/31/03

SCHWAB YIELDPLUS FUND(R)
Investor Shares ....................   2.95%
Select Shares(R) ...................   3.10%
Index ..............................   1.85%
Category Average 1 .................   2.08%

Performance Details ............   pages 7-8

SCHWAB SHORT-TERM
BOND MARKET FUND(TM) ...............   4.16%
Index ..............................   4.34%

Performance Details ............     page 10

SCHWAB TOTAL BOND
MARKET FUND(TM) ....................   4.37%
Index ..............................   4.35%

Performance Details ............     page 12

SCHWAB GNMA FUND(TM)
Since fund inception: 3/3/03
Investor Shares ....................  -1.11%
Select Shares ......................  -1.11%
Index ..............................  -0.40%
Category Average 2 .................     n/a

Performance Details ............ pages 14-15

setbacks going forward. The difference in risk between Treasuries (which are essentially considered risk-free) and corporate bonds was therefore perceived to be substantially less than it had been for the past several years.

MOST SECTORS OF THE BOND MARKET POSTED POSITIVE TOTAL RETURNS FOR THE REPORT PERIOD, BUT LAGGED WELL BEHIND THE ROBUST RETURNS POSTED BY MOST TYPES OF STOCKS. In general, corporate bonds were the stand-out story in terms of bond total return during the period. Muni bonds also performed well.

THE FUNDS

As the figures at left show, during the report period both SCHWAB SHORT-TERM BOND MARKET FUND and SCHWAB TOTAL BOND MARKET FUND posted net gains and closely tracked their respective benchmark indices.

During the first half of the report period, we took steps to increase diversification. Both funds now hold more issues in their portfolios and have smaller positions in most issues. We also have continued to be slightly overweighted in bonds from industrial issuers and slightly underweighted in bonds from utilities issuers, compared to the benchmarks. We used this strategy throughout most of the report period.

During the report period and previously, we maintained substantial holdings in corporate bonds, believing these bonds to be undervalued. The resurgence of this category during the period made a significant positive contribution to the performance of the non-municipal funds.

Because of the steepening yield curve (chart, page 3), which was largely a function of increasing yields (and decreasing prices) for intermediate-term bonds, price appreciation did not play a role in the total return for the period for the Schwab Short-Term Bond Market Fund or the Schwab Total Bond Market Fund. It was yield, rather than price appreciation, that was responsible for most of the funds' total return.

  All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Each fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

  Expenses may be partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

1 Source for category information: Morningstar, Inc. As of 8/31/03, there were 78 funds in the Ultrashort Bond Fund category for the one-year period and 65 for the three-year period.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 358 funds in the Intermediate Government Fund category that had track records of at least six months.


                                                             Schwab Bond Funds 5

      As of the end of the report period, all funds in this report were positioned to take advantage of a modest economic recovery and to weather a degree of volatility.

SCHWAB YIELDPLUS FUND(R) had positive returns, and substantially outperformed its benchmark. Rising prices at the short end of the yield curve were naturally a significant part of the story for this fund. The fund invested heavily in corporate bonds and thus benefited from their improved valuations. We also increased the fund's weightings of asset-backed securities, particularly during the second half of the period, because our analysis showed that they were attractively valued relative to other types of bonds.

With mortgage rates hitting historic lows during June 2003, then rebounding, the period since the inception of SCHWAB GNMA FUND(TM) on March 3, 2003 was a volatile one for the fund. The fund ended the report period with a negative total return, most of it due to the about-face of mortgage security prices that occurred right after the Fed's rate cut in June of 2003. Yield spreads between GNMA securities and Treasuries narrowed over most of the period, but then widened again, which hurt fund performance.

The views expressed here are those of fund management as of the report date and may change subsequent to that date.

YIELDS OF U.S. TREASURY SECURITIES: Effective Yields of Three-Month and Two-Year Treasuries

SHORT-TERM YIELDS REACHED LEVELS NOT SEEN IN OVER 40 YEARS, AS INVESTORS SOUGHT A SAFE HAVEN AND THE FEDERAL RESERVE CUT SHORT-TERM RATES TO 1.00%.

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

[LINE GRAPH]

                3-Month        2-Year
31-Aug-93         3.070         3.859
30-Sep-93         2.977         3.875
31-Oct-93         3.100         3.999
30-Nov-93         3.204         4.217
31-Dec-93         3.059         4.234
31-Jan-94         3.027         4.124
28-Feb-94         3.429         4.658
31-Mar-94         3.553         5.192
30-Apr-94         3.945         5.736
31-May-94         4.244         5.993
30-Jun-94         4.215         6.177
31-Jul-94         4.359         5.991
31-Aug-94         4.661         6.149
30-Sep-94         4.773         6.585
31-Oct-94         5.146         6.824
30-Nov-94         5.712         7.395
31-Dec-94         5.687         7.699
31-Jan-95         5.995         7.235
28-Feb-95         5.938         6.764
31-Mar-95         5.870         6.778
30-Apr-95         5.860         6.585
31-May-95         5.801         5.839
30-Jun-95         5.568         5.793
31-Jul-95         5.577         5.867
31-Aug-95         5.445         5.849
30-Sep-95         5.411         5.851
31-Oct-95         5.509         5.608
30-Nov-95         5.487         5.342
31-Dec-95         5.077         5.150
31-Jan-96         5.049         4.925
29-Feb-96         5.028         5.426
31-Mar-96         5.140         5.760
30-Apr-96         5.154         6.051
31-May-96         5.182         6.236
30-Jun-96         5.157         6.107
31-Jul-96         5.306         6.216
31-Aug-96         5.281         6.338
30-Sep-96         5.032         6.102
31-Oct-96         5.149         5.740
30-Nov-96         5.125         5.583
31-Dec-96         5.171         5.867
31-Jan-97         5.147         5.909
28-Feb-97         5.220         6.085
31-Mar-97         5.322         6.419
30-Apr-97         5.233         6.273
31-May-97         4.939         6.200
30-Jun-97         5.167         6.068
31-Jul-97         5.233         5.728
31-Aug-97         5.220         5.955
30-Sep-97         5.100         5.779
31-Oct-97         5.199         5.612
30-Nov-97         5.198         5.738
31-Dec-97         5.347         5.646
31-Jan-98         5.178         5.304
28-Feb-98         5.313         5.537
31-Mar-98         5.120         5.563
30-Apr-98         4.972         5.570
31-May-98         5.012         5.521
30-Jun-98         5.078         5.471
31-Jul-98         5.075         5.479
31-Aug-98         4.825         4.781
30-Sep-98         4.361         4.273
31-Oct-98         4.318         4.120
30-Nov-98         4.483         4.505
31-Dec-98         4.452         4.529
31-Jan-99         4.452         4.570
28-Feb-99         4.669         5.137
31-Mar-99         4.475         4.987
30-Apr-99         4.535         5.054
31-May-99         4.627         5.413
30-Jun-99         4.779         5.511
31-Jul-99         4.745         5.622
31-Aug-99         4.966         5.722
30-Sep-99         4.851         5.595
31-Oct-99         5.088         5.787
30-Nov-99         5.300         6.014
31-Dec-99         5.328         6.214
31-Jan-00         5.692         6.591
29-Feb-00         5.781         6.521
31-Mar-00         5.871         6.478
30-Apr-00         5.829         6.676
31-May-00         5.619         6.672
30-Jun-00         5.854         6.362
31-Jul-00         6.219         6.288
31-Aug-00         6.306         6.163
30-Sep-00         6.209         5.978
31-Oct-00         6.389         5.914
30-Nov-00         6.202         5.613
31-Dec-00         5.895         5.096
31-Jan-01         4.994         4.572
28-Feb-01         4.859         4.390
31-Mar-01         4.286         4.180
30-Apr-01         3.883         4.276
31-May-01         3.616         4.188
30-Jun-01         3.656         4.242
31-Jul-01         3.524         3.797
31-Aug-01         3.367         3.629
30-Sep-01         2.371         2.851
31-Oct-01         2.012         2.423
30-Nov-01         1.726         2.841
31-Dec-01         1.725         3.026
31-Jan-02         1.757         3.159
28-Feb-02         1.757         3.061
31-Mar-02         1.777         3.711
30-Apr-02         1.767         3.224
31-May-02         1.726         3.197
30-Jun-02         1.685         2.815
31-Jul-02         1.695         2.238
31-Aug-02         1.674         2.129
30-Sep-02         1.552         1.687
31-Oct-02         1.450         1.674
30-Nov-02         1.215         2.060
31-Dec-02         1.195         1.602
31-Jan-03         1.174         1.693
28-Feb-03         1.195         1.512
31-Mar-03         1.113         1.486
30-Apr-03         1.113         1.486
31-May-03         1.103         1.326
30-Jun-03         0.851         1.304
31-Jul-03         0.943         1.744
31-Aug-03         0.973         1.972


6 Schwab Bond Funds

SCHWAB YIELDPLUS FUND(R)

INVESTOR SHARES PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with the Lehman Brothers U.S. Short Treasury: 9-12 Months Index and the Morningstar Ultrashort Bond Fund category.

[BAR CHART]

                                                        LEHMAN
                                                       BROTHERS
                                                       U.S. SHORT
                                                       TREASURY:
                                      INVESTOR        9-12 MONTHS       CATEGORY
                                       SHARES            INDEX           AVERAGE
1 YEAR                                  2.95%            1.85%            2.08%
3 YEARS                                 4.03%            4.35%            4.09%
SINCE INCEPTION (10/1/99)               4.48%            4.58%             n/a

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in the Lehman Brothers U.S. Short Treasury: 9 - 12 Months Index.

$11,872    INVESTOR SHARES
$11,921    LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]

                               Lehman
                              Brothers
                             U.S. Short
                              Treasury:
                Investor    9-12 Months
                 Shares         Index
01-Oct-99       $10,000       $10,000
31-Oct-99       $10,050       $10,034
30-Nov-99       $10,092       $10,060
31-Dec-99       $10,148       $10,088
31-Jan-00       $10,184       $10,124
29-Feb-00       $10,248       $10,175
31-Mar-00       $10,295       $10,226
30-Apr-00       $10,270       $10,276
31-May-00       $10,320       $10,321
30-Jun-00       $10,420       $10,401
31-Jul-00       $10,492       $10,457
31-Aug-00       $10,544       $10,490
30-Sep-00       $10,626       $10,552
31-Oct-00       $10,680       $10,601
30-Nov-00       $10,688       $10,671
31-Dec-00       $10,732       $10,771
31-Jan-01       $10,827       $10,890
28-Feb-01       $10,903       $10,937
31-Mar-01       $10,973       $11,012
30-Apr-01       $11,039       $11,063
31-May-01       $11,114       $11,126
30-Jun-01       $11,152       $11,159
31-Jul-01       $11,247       $11,230
31-Aug-01       $11,317       $11,262
30-Sep-01       $11,374       $11,366
31-Oct-01       $11,409       $11,433
30-Nov-01       $11,361       $11,452
31-Dec-01       $11,359       $11,480
31-Jan-02       $11,413       $11,491
28-Feb-02       $11,404       $11,517
31-Mar-02       $11,433       $11,500
30-Apr-02       $11,462       $11,570
31-May-02       $11,503       $11,595
30-Jun-02       $11,520       $11,650
31-Jul-02       $11,454       $11,691
31-Aug-02       $11,531       $11,705
30-Sep-02       $11,534       $11,751
31-Oct-02       $11,573       $11,774
30-Nov-02       $11,623       $11,778
31-Dec-02       $11,661       $11,820
31-Jan-03       $11,709       $11,830
28-Feb-03       $11,752       $11,845
31-Mar-03       $11,761       $11,865
30-Apr-03       $11,817       $11,877
31-May-03       $11,835       $11,890
30-Jun-03       $11,852       $11,914
31-Jul-03       $11,844       $11,909
31-Aug-03       $11,872       $11,921


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 78 funds in the Ultrashort Bond Fund category for the one-year period and 65 for the three-year period.

                                                             Schwab Bond Funds 7

SCHWAB YIELDPLUS FUND(R)

SELECT SHARES(R) PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Select Shares with the Lehman Brothers U.S. Short Treasury: 9-12 Months Index and the Morningstar Ultrashort Bond Fund category.

[BAR CHART]

                                                       LEHMAN
                                                      BROTHERS
                                                      U.S. SHORT
                                                      TREASURY:
                                      SELECT         9-12 MONTHS        CATEGORY
                                      SHARES            INDEX           AVERAGE
1 YEAR                                 3.10%            1.85%            2.08%
3 YEARS                                4.19%            4.35%            4.09%
SINCE INCEPTION (10/1/99)              4.63%            4.58%             n/a

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in the Lehman Brothers U.S. Short
Treasury: 9-12 Months Index.

$59,710    SELECT SHARES
$59,605    LEHMAN BROTHERS U.S. SHORT TREASURY: 9-12 MONTHS INDEX

[LINE GRAPH]

                               Lehman
                              Brothers
                             U.S. Short
                              Treasury:
                 Select     9-12 Months
                 Shares        Index
01-Oct-99       $50,000       $50,000
31-Oct-99       $50,260       $50,170
30-Nov-99       $50,470       $50,300
31-Dec-99       $50,755       $50,441
31-Jan-00       $50,945       $50,618
29-Feb-00       $51,270       $50,876
31-Mar-00       $51,515       $51,130
30-Apr-00       $51,395       $51,381
31-May-00       $51,650       $51,607
30-Jun-00       $52,105       $52,004
31-Jul-00       $52,475       $52,285
31-Aug-00       $52,790       $52,452
30-Sep-00       $53,210       $52,762
31-Oct-00       $53,485       $53,005
30-Nov-00       $53,535       $53,354
31-Dec-00       $53,760       $53,856
31-Jan-01       $54,240       $54,448
28-Feb-01       $54,575       $54,683
31-Mar-01       $54,985       $55,060
30-Apr-01       $55,325       $55,313
31-May-01       $55,710       $55,628
30-Jun-01       $55,850       $55,795
31-Jul-01       $56,390       $56,152
31-Aug-01       $56,750       $56,310
30-Sep-01       $56,985       $56,828
31-Oct-01       $57,225       $57,163
30-Nov-01       $56,990       $57,260
31-Dec-01       $56,985       $57,398
31-Jan-02       $57,205       $57,455
28-Feb-02       $57,225       $57,587
31-Mar-02       $57,380       $57,501
30-Apr-02       $57,530       $57,851
31-May-02       $57,745       $57,973
30-Jun-02       $57,835       $58,251
31-Jul-02       $57,515       $58,455
31-Aug-02       $57,905       $58,525
30-Sep-02       $57,930       $58,754
31-Oct-02       $58,135       $58,871
30-Nov-02       $58,395       $58,889
31-Dec-02       $58,585       $59,101
31-Jan-03       $58,835       $59,148
28-Feb-03       $59,060       $59,225
31-Mar-03       $59,115       $59,326
30-Apr-03       $59,400       $59,385
31-May-03       $59,500       $59,450
30-Jun-03       $59,595       $59,569
31-Jul-03       $59,560       $59,545
31-Aug-03       $59,710       $59,605


  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 78 funds in the Ultrashort Bond Fund category for the one-year period and 65 for the three-year period.


8 Schwab Bond Funds

SCHWAB YIELDPLUS FUND(R)

FUND FACTS as of 8/31/03

STATISTICS

NUMBER OF HOLDINGS                            250
---------------------------------------------------
FUND CATEGORY 1
   Interest Rate Sensitivity                 Short
   Credit Quality                           Medium
---------------------------------------------------
30-DAY SEC YIELD 2
   Investor Shares                           2.44%
   Select Shares(R)                          2.59%
---------------------------------------------------
12-MONTH YIELD 2
   Investor Shares                           3.46%
   Select Shares                             3.60%
---------------------------------------------------
WEIGHTED AVERAGE MATURITY                  1.1 yrs
---------------------------------------------------
WEIGHTED AVERAGE DURATION                  0.3 yrs
---------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY               A
---------------------------------------------------
PORTFOLIO TURNOVER RATE                      109%
---------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

47.4%     CORPORATE BONDS
45.0%     COLLATERIZED MORTGAGE OBLIGATIONS & ASSET-BACKED OBLIGATIONS
 4.3%     COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 2.3%     PREFERRED STOCK
 0.8%     MUNICIPAL BONDS
 0.2%     U.S. GOVERNMENT SECURITIES

BY CREDIT QUALITY 3

[PIE CHART]

22.2%     AAA
12.4%     AA
25.1%     A
28.3%     BBB
 6.3%     BB
 5.7%     SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

56.6%     0-6 MONTHS
21.0%     7-18 MONTHS
12.5%     19-30 MONTHS
 9.9%     MORE THAN 30 MONTHS

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


                                                             Schwab Bond Funds 9

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark index, with the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index and with the Morningstar Short-Term Bond Fund category.

[BAR CHART]

                                         LEHMAN
                                        BROTHERS
                                       MUTUAL FUND
                                          SHORT
                                       (1-5 YEAR)
                                     U.S. GOVERNMENT/   CATEGORY
                FUND    BENCHMARK      CREDIT INDEX     AVERAGE
1 YEAR          4.16%     4.34%            4.34%         2.85%
5 YEARS         5.66%     6.38%            6.38%         5.15%
10 YEARS        5.19%     6.07%            6.14%         5.21%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the fund's benchmark index and the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index.

$16,600   FUND
$18,063   BENCHMARK
$18,156   LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR)
          U.S. GOVERNMENT/CREDIT INDEX

[LINE GRAPH]

                                               Lehman Brothers
                                                 Mutual Fund
                                               Short (1-5 Year)
                                               U.S. Government/
                       Fund        Benchmark    Credit Index
31-Aug-93             $10,000       $10,000       $10,000
30-Sep-93             $10,024       $10,032       $10,033
31-Oct-93             $10,058       $10,054       $10,059
30-Nov-93              $9,997       $10,056       $10,039
31-Dec-93             $10,042       $10,096       $10,080
31-Jan-94             $10,127       $10,159       $10,166
28-Feb-94              $9,964       $10,097       $10,064
31-Mar-94              $9,835       $10,045        $9,964
30-Apr-94              $9,750       $10,007        $9,906
31-May-94              $9,714       $10,021        $9,917
30-Jun-94              $9,727       $10,046        $9,933
31-Jul-94              $9,811       $10,137       $10,045
31-Aug-94              $9,835       $10,170       $10,078
30-Sep-94              $9,799       $10,147       $10,024
31-Oct-94              $9,805       $10,170       $10,036
30-Nov-94              $9,750       $10,127        $9,985
31-Dec-94              $9,761       $10,147       $10,007
31-Jan-95              $9,893       $10,287       $10,160
28-Feb-95             $10,025       $10,429       $10,336
31-Mar-95             $10,081       $10,489       $10,395
30-Apr-95             $10,165       $10,582       $10,504
31-May-95             $10,346       $10,767       $10,748
30-Jun-95             $10,387       $10,825       $10,811
31-Jul-95             $10,410       $10,870       $10,837
31-Aug-95             $10,485       $10,935       $10,914
30-Sep-95             $10,547       $10,988       $10,976
31-Oct-95             $10,634       $11,080       $11,082
30-Nov-95             $10,738       $11,174       $11,199
31-Dec-95             $10,826       $11,258       $11,297
31-Jan-96             $10,911       $11,353       $11,401
29-Feb-96             $10,841       $11,309       $11,323
31-Mar-96             $10,808       $11,301       $11,288
30-Apr-96             $10,806       $11,312       $11,279
31-May-96             $10,807       $11,337       $11,287
30-Jun-96             $10,892       $11,420       $11,386
31-Jul-96             $10,925       $11,465       $11,427
31-Aug-96             $10,945       $11,507       $11,456
30-Sep-96             $11,056       $11,612       $11,583
31-Oct-96             $11,194       $11,743       $11,745
30-Nov-96             $11,307       $11,830       $11,858
31-Dec-96             $11,259       $11,832       $11,827
31-Jan-97             $11,315       $11,889       $11,881
28-Feb-97             $11,331       $11,918       $11,905
31-Mar-97             $11,296       $11,908       $11,867
30-Apr-97             $11,399       $12,006       $11,982
31-May-97             $11,482       $12,090       $12,070
30-Jun-97             $11,571       $12,173       $12,165
31-Jul-97             $11,735       $12,306       $12,345
31-Aug-97             $11,707       $12,318       $12,328
30-Sep-97             $11,811       $12,412       $12,442
31-Oct-97             $11,918       $12,504       $12,554
30-Nov-97             $11,951       $12,535       $12,578
31-Dec-97             $12,034       $12,619       $12,670
31-Jan-98             $12,165       $12,740       $12,817
28-Feb-98             $12,144       $12,751       $12,817
31-Mar-98             $12,192       $12,796       $12,862
30-Apr-98             $12,246       $12,859       $12,925
31-May-98             $12,318       $12,937       $13,004
30-Jun-98             $12,385       $13,010       $13,077
31-Jul-98             $12,431       $13,064       $13,132
31-Aug-98             $12,601       $13,247       $13,315
30-Sep-98             $12,816       $13,495       $13,564
31-Oct-98             $12,860       $13,533       $13,602
30-Nov-98             $12,835       $13,522       $13,591
31-Dec-98             $12,868       $13,568       $13,638
31-Jan-99             $12,905       $13,636       $13,706
28-Feb-99             $12,785       $13,520       $13,589
31-Mar-99             $12,883       $13,621       $13,691
30-Apr-99             $12,896       $13,666       $13,736
31-May-99             $12,846       $13,612       $13,682
30-Jun-99             $12,872       $13,650       $13,720
31-Jul-99             $12,902       $13,663       $13,734
31-Aug-99             $12,932       $13,693       $13,764
30-Sep-99             $13,027       $13,803       $13,874
31-Oct-99             $13,048       $13,840       $13,911
30-Nov-99             $13,066       $13,864       $13,935
31-Dec-99             $13,066       $13,853       $13,924
31-Jan-00             $13,033       $13,825       $13,896
29-Feb-00             $13,135       $13,930       $14,002
31-Mar-00             $13,261       $14,033       $14,105
30-Apr-00             $13,256       $14,036       $14,108
31-May-00             $13,312       $14,078       $14,150
30-Jun-00             $13,491       $14,272       $14,346
31-Jul-00             $13,576       $14,374       $14,447
31-Aug-00             $13,704       $14,511       $14,585
30-Sep-00             $13,830       $14,646       $14,721
31-Oct-00             $13,892       $14,708       $14,784
30-Nov-00             $14,050       $14,869       $14,945
31-Dec-00             $14,259       $15,089       $15,166
31-Jan-01             $14,437       $15,318       $15,397
28-Feb-01             $14,532       $15,444       $15,523
31-Mar-01             $14,638       $15,570       $15,651
30-Apr-01             $14,662       $15,589       $15,669
31-May-01             $14,763       $15,681       $15,762
30-Jun-01             $14,830       $15,741       $15,822
31-Jul-01             $15,064       $15,996       $16,078
31-Aug-01             $15,189       $16,125       $16,208
30-Sep-01             $15,404       $16,390       $16,474
31-Oct-01             $15,532       $16,591       $16,677
30-Nov-01             $15,351       $16,490       $16,575
31-Dec-01             $15,300       $16,454       $16,538
31-Jan-02             $15,366       $16,515       $16,600
28-Feb-02             $15,409       $16,615       $16,701
31-Mar-02             $15,258       $16,448       $16,532
30-Apr-02             $15,415       $16,680       $16,765
31-May-02             $15,542       $16,811       $16,898
30-Jun-02             $15,619       $16,956       $17,043
31-Jul-02             $15,759       $17,159       $17,248
31-Aug-02             $15,929       $17,314       $17,403
30-Sep-02             $16,125       $17,541       $17,631
31-Oct-02             $16,131       $17,537       $17,627
30-Nov-02             $16,069       $17,514       $17,604
31-Dec-02             $16,309       $17,791       $17,883
31-Jan-03             $16,346       $17,802       $17,893
28-Feb-03             $16,499       $17,965       $18,058
31-Mar-03             $16,545       $17,998       $18,090
30-Apr-03             $16,636       $18,084       $18,177
31-May-03             $16,810       $18,290       $18,384
30-Jun-03             $16,837       $18,310       $18,405
31-Jul-03             $16,588       $18,054       $18,147
31-Aug-03             $16,600       $18,063       $18,156

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1 - 3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1 - 5
  Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the one-year period is the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index. Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 253 funds in the Short-Term Bond Fund category for the one-year period, 168 for the five-year period and 76 for the ten-year period.


10 Schwab Bond Funds

SCHWAB SHORT-TERM BOND MARKET FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS

                                      FUND   INDEX 1
-----------------------------------------------------
NUMBER OF HOLDINGS                     119     2,245
-----------------------------------------------------
FUND CATEGORY 2
   Interest Rate Sensitivity         Short      --
   Credit Quality                     High      --
-----------------------------------------------------
30-DAY SEC YIELD 3                   2.90%      --
-----------------------------------------------------
YIELD TO MATURITY                    3.16%     2.73%
-----------------------------------------------------
WEIGHTED AVERAGE MATURITY          2.4 yrs   2.7 yrs
-----------------------------------------------------
WEIGHTED AVERAGE DURATION          2.4 yrs   2.5 yrs
-----------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY       AA        AA
-----------------------------------------------------
PORTFOLIO TURNOVER RATE              124%       --
-----------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

51.5%   U.S. GOVERNMENT SECURITIES
33.7%   CORPORATE BONDS
11.5%   COLLATERIZED MORTGAGE OBLIGATIONS & ASSET-BACKED OBLIGATIONS
 2.7%   COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.5%   MUNICIPAL BONDS
 0.1%   OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

57.8%   AAA
 6.2%   AA
10.9%   A
14.8%   BBB
 3.9%   BB
 6.4%   SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

10.9%   0-6 MONTHS
21.3%   7-18 MONTHS
23.0%   19-30 MONTHS
44.8%   MORE THAN 30 MONTHS

1 The Lehman Brothers Mutual Fund Short (1 - 5 Year) U.S. Government/Credit
  Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's 30-day SEC yield would have been 2.77%. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


                                                            Schwab Bond Funds 11

SCHWAB TOTAL BOND MARKET FUND(TM)

PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund with its benchmark index, with the Lehman Brothers U.S. Aggregate Bond Index and with the Morningstar Intermediate-Term Bond Fund category.

[BAR CHART]

                                    LEHMAN
                                  BROTHERS U.S.
                                   AGGREGATE     CATEGORY
              FUND     BENCHMARK   BOND INDEX    AVERAGE
1 YEAR        4.37%      4.35%       4.35%        4.85%
5 YEARS       6.06%      6.56%       6.56%        5.49%
10 YEARS      6.06%      6.50%       6.67%        5.80%

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the fund's benchmark index and the Lehman Brothers U.S. Aggregate Bond Market Index.

$18,022   FUND
$18,737   BENCHMARK
$19,071   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX

[LINE GRAPH]

                                          Lehman Brothers
                                           U.S. Aggregate
                 Fund        Benchmark       Bond Index
31-Aug-93       $10,000       $10,000       $10,000
30-Sep-93       $10,035       $10,038       $10,028
31-Oct-93       $10,082       $10,076       $10,065
30-Nov-93        $9,839        $9,965        $9,979
31-Dec-93        $9,885       $10,004       $10,033
31-Jan-94       $10,069       $10,141       $10,169
28-Feb-94        $9,706        $9,926        $9,992
31-Mar-94        $9,408        $9,703        $9,746
30-Apr-94        $9,309        $9,626        $9,668
31-May-94        $9,261        $9,614        $9,667
30-Jun-94        $9,230        $9,592        $9,645
31-Jul-94        $9,426        $9,768        $9,837
31-Aug-94        $9,420        $9,770        $9,849
30-Sep-94        $9,252        $9,632        $9,704
31-Oct-94        $9,239        $9,626        $9,695
30-Nov-94        $9,234        $9,608        $9,674
31-Dec-94        $9,318        $9,667        $9,741
31-Jan-95        $9,525        $9,847        $9,934
28-Feb-95        $9,801       $10,058       $10,170
31-Mar-95        $9,867       $10,122       $10,232
30-Apr-95       $10,022       $10,254       $10,375
31-May-95       $10,521       $10,668       $10,777
30-Jun-95       $10,536       $10,750       $10,856
31-Jul-95       $10,446       $10,710       $10,832
31-Aug-95       $10,647       $10,835       $10,962
30-Sep-95       $10,781       $10,939       $11,069
31-Oct-95       $10,983       $11,106       $11,212
30-Nov-95       $11,206       $11,279       $11,381
31-Dec-95       $11,410       $11,439       $11,540
31-Jan-96       $11,450       $11,509       $11,616
29-Feb-96       $11,116       $11,274       $11,414
31-Mar-96       $10,986       $11,180       $11,334
30-Apr-96       $10,831       $11,109       $11,271
31-May-96       $10,791       $11,090       $11,248
30-Jun-96       $10,941       $11,233       $11,399
31-Jul-96       $10,945       $11,261       $11,430
31-Aug-96       $10,890       $11,236       $11,410
30-Sep-96       $11,150       $11,423       $11,609
31-Oct-96       $11,462       $11,674       $11,866
30-Nov-96       $11,749       $11,877       $12,069
31-Dec-96       $11,541       $11,756       $11,957
31-Jan-97       $11,537       $11,769       $11,994
28-Feb-97       $11,559       $11,785       $12,024
31-Mar-97       $11,372       $11,661       $11,891
30-Apr-97       $11,605       $11,828       $12,069
31-May-97       $11,721       $11,930       $12,184
30-Jun-97       $11,892       $12,064       $12,329
31-Jul-97       $12,301       $12,406       $12,662
31-Aug-97       $12,107       $12,284       $12,554
30-Sep-97       $12,333       $12,468       $12,740
31-Oct-97       $12,600       $12,684       $12,924
30-Nov-97       $12,612       $12,748       $12,984
31-Dec-97       $12,683       $12,882       $13,115
31-Jan-98       $12,867       $13,075       $13,283
28-Feb-98       $12,831       $13,040       $13,272
31-Mar-98       $12,856       $13,084       $13,317
30-Apr-98       $12,921       $13,152       $13,387
31-May-98       $13,041       $13,277       $13,514
30-Jun-98       $13,131       $13,390       $13,629
31-Jul-98       $13,171       $13,418       $13,657
31-Aug-98       $13,418       $13,637       $13,880
30-Sep-98       $13,745       $13,956       $14,205
31-Oct-98       $13,666       $13,882       $14,129
30-Nov-98       $13,686       $13,961       $14,210
31-Dec-98       $13,752       $14,003       $14,253
31-Jan-99       $13,866       $14,103       $14,354
28-Feb-99       $13,598       $13,856       $14,103
31-Mar-99       $13,690       $13,932       $14,180
30-Apr-99       $13,694       $13,977       $14,226
31-May-99       $13,536       $13,854       $14,100
30-Jun-99       $13,487       $13,809       $14,055
31-Jul-99       $13,454       $13,751       $13,996
31-Aug-99       $13,436       $13,744       $13,989
30-Sep-99       $13,616       $13,904       $14,152
31-Oct-99       $13,655       $13,955       $14,204
30-Nov-99       $13,663       $13,954       $14,202
31-Dec-99       $13,609       $13,887       $14,134
31-Jan-00       $13,551       $13,841       $14,088
29-Feb-00       $13,705       $14,009       $14,258
31-Mar-00       $13,913       $14,193       $14,446
30-Apr-00       $13,827       $14,152       $14,404
31-May-00       $13,775       $14,145       $14,397
30-Jun-00       $14,086       $14,439       $14,697
31-Jul-00       $14,210       $14,571       $14,830
31-Aug-00       $14,423       $14,782       $15,045
30-Sep-00       $14,513       $14,875       $15,140
31-Oct-00       $14,594       $14,973       $15,240
30-Nov-00       $14,835       $15,219       $15,490
31-Dec-00       $15,117       $15,502       $15,778
31-Jan-01       $15,320       $15,755       $16,035
28-Feb-01       $15,452       $15,892       $16,175
31-Mar-01       $15,567       $15,971       $16,256
30-Apr-01       $15,517       $15,904       $16,187
31-May-01       $15,627       $16,000       $16,285
30-Jun-01       $15,714       $16,060       $16,346
31-Jul-01       $16,072       $16,420       $16,713
31-Aug-01       $16,252       $16,609       $16,905
30-Sep-01       $16,399       $16,802       $17,101
31-Oct-01       $16,693       $17,153       $17,458
30-Nov-01       $16,454       $16,916       $17,217
31-Dec-01       $16,351       $16,808       $17,107
31-Jan-02       $16,480       $16,944       $17,246
28-Feb-02       $16,587       $17,108       $17,413
31-Mar-02       $16,290       $16,824       $17,124
30-Apr-02       $16,518       $17,151       $17,456
31-May-02       $16,682       $17,297       $17,605
30-Jun-02       $16,810       $17,447       $17,758
31-Jul-02       $16,973       $17,658       $17,973
31-Aug-02       $17,253       $17,957       $18,276
30-Sep-02       $17,530       $18,247       $18,572
31-Oct-02       $17,402       $18,163       $18,487
30-Nov-02       $17,407       $18,158       $18,481
31-Dec-02       $17,787       $18,534       $18,864
31-Jan-03       $17,836       $18,551       $18,881
28-Feb-03       $18,091       $18,807       $19,142
31-Mar-03       $18,072       $18,792       $19,126
30-Apr-03       $18,227       $18,947       $19,285
31-May-03       $18,575       $19,300       $19,644
30-Jun-03       $18,522       $19,261       $19,604
31-Jul-03       $17,895       $18,614       $18,946
31-Aug-03       $18,022       $18,737       $19,071

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the one-year period is the Lehman U.S. Aggregate Bond Index. Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 794 funds in the Intermediate-Term Bond Fund category for the one-year period, 487 for the five-year period and 207 for the ten-year period.


12 Schwab Bond Funds

SCHWAB TOTAL BOND MARKET FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS

                                         FUND     INDEX 1
-----------------------------------------------------------
NUMBER OF HOLDINGS                         257      7,483
-----------------------------------------------------------
FUND CATEGORY 2
   Interest Rate Sensitivity             Medium       --
   Credit Quality                         High        --
-----------------------------------------------------------
30-DAY SEC YIELD 3                        3.04%       --
-----------------------------------------------------------
YIELD TO MATURITY                         4.79%      4.53%
-----------------------------------------------------------
WEIGHTED AVERAGE MATURITY               5.1 yrs    7.6 yrs
-----------------------------------------------------------
WEIGHTED AVERAGE DURATION               4.6 yrs    4.6 yrs
-----------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY            AA         AA
-----------------------------------------------------------
PORTFOLIO TURNOVER RATE                    121%       --
-----------------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

46.6%   COLLATERIZED MORTGAGE OBLIGATIONS & ASSET-BACKED OBLIGATIONS
27.1%   CORPORATE BONDS
22.5%   U.S. GOVERNMENT SECURITIES
 2.7%   COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.6%   MUNICIPAL BONDS
 0.5%   PREFERRED STOCK

BY CREDIT QUALITY 4

[PIE CHART]

64.0%   AAA
 6.1%   AA
 8.1%   A
14.9%   BBB
 2.6%   BB
 4.3%   SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

24.6%   0-1 YEAR
65.7%   2-10 YEARS
 4.6%   11-20 YEARS
 5.1%   21-30 YEARS

1 The Lehman Brothers U.S. Aggregate Bond Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been partially absorbed by fund management. Without these reductions, the fund's 30-day SEC yield would have been 2.94%. The yield does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


                                                            Schwab Bond Funds 13

SCHWAB GNMA FUND(TM)

INVESTOR SHARES PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with the Lehman Brothers GNMA Index and the Morningstar Intermediate Government Fund category.

[BAR CHART]

                               INVESTOR  LEHMAN BROTHERS  CATEGORY
                                SHARES     GNMA INDEX     AVERAGE
SINCE INCEPTION (3/3/03)        -1.11%       -0.40%         n/a

PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares compared with a similar investment in the Lehman Brothers GNMA Index.

$9,889   INVESTOR SHARES
$9,959   LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                     Investor   Lehman Brothers
                      Shares       GNMA Index
28-Feb-03             $10,000       $10,000
31-Mar-03              $9,984       $10,007
30-Apr-03             $10,009       $10,031
31-May-03             $10,035       $10,031
30-Jun-03             $10,048       $10,061
31-Jul-03              $9,887        $9,895
31-Aug-03              $9,889        $9,959

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 358 funds in the Intermediate Government Fund category that had track records of at least six months.


14 Schwab Bond Funds

SCHWAB GNMA FUND(TM)

SELECT SHARES(R) PERFORMANCE as of 8/31/03

AVERAGE ANNUAL TOTAL RETURNS 1, 2

This bar chart compares performance of the fund's Investor Shares with the Lehman Brothers GNMA Index and the Morningstar Intermediate Government Fund category.

[BAR CHART]

                                SELECT  LEHMAN BROTHERS  CATEGORY
                                SHARES    GNMA INDEX     AVERAGE
SINCE INCEPTION (3/3/03)        -1.11%      -0.40%         n/a

PERFORMANCE OF A HYPOTHETICAL $50,000 INVESTMENT 1

This graph shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in the Lehman GNMA Index.

$49,445   SELECT SHARES
$49,797   LEHMAN BROTHERS GNMA INDEX

[LINE GRAPH]

                Select     Lehman Brothers
                Shares       GNMA Index
03-Mar-03       $50,000       $50,000
31-Mar-03       $49,920       $50,035
30-Apr-03       $50,045       $50,155
31-May-03       $50,175       $50,155
30-Jun-03       $50,290       $50,306
31-Jul-03       $49,435       $49,476
31-Aug-03       $49,445       $49,797

  All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal values change, and when you sell your shares they may be worth more or less than what you paid for them. Past performance does not indicate future results.

1 Fund expenses have been absorbed by fund management. Without these reductions, the fund's total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

2 Source for category information: Morningstar, Inc. As of 8/31/03, there were 358 funds in the Intermediate Government Fund category that had track records of at least six months.


                                                            Schwab Bond Funds 15

SCHWAB GNMA FUND(TM)

FUND FACTS as of 8/31/03

STATISTICS


                                          FUND     INDEX 1
------------------------------------------------------------
NUMBER OF HOLDINGS                         66          164
------------------------------------------------------------
FUND CATEGORY 2
   Interest Rate Sensitivity              Short        --
   Credit Quality                         High         --
------------------------------------------------------------
30-DAY SEC YIELD 3
   Investor Shares                        0.88%        --
   Select Shares(R)                       0.88%        --
------------------------------------------------------------
YIELD TO MATURITY
   Investor Shares                        5.24%       5.51%
   Select Shares                          5.24%       5.51%
------------------------------------------------------------
WEIGHTED AVERAGE MATURITY               4.1 yrs     6.9 yrs
------------------------------------------------------------
WEIGHTED AVERAGE DURATION               2.8 yrs     2.9 yrs
------------------------------------------------------------
WEIGHTED AVERAGE CREDIT QUALITY            AAA         AAA
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    105%         --
------------------------------------------------------------

PORTFOLIO COMPOSITION

These charts show three different views of the fund's portfolio: by type of security, credit quality of the security and remaining maturity. All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

93.7%   COLLATERIZED MORTGAGE OBLIGATIONS & ASSET-BACKED OBLIGATIONS
 5.4%   COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
 0.9%   OTHER INVESTMENT COMPANIES

BY CREDIT QUALITY 4

[PIE CHART]

92.3%   AAA
 1.4%   BBB
 6.3%   SHORT-TERM RATINGS OR UNRATED SECURITIES

BY MATURITY

[PIE CHART]

15.3%   0-6 MONTHS
 0.7%   7-18 MONTHS
 0.7%   19-30 MONTHS
83.3%   MORE THAN 30 MONTHS

1 The Lehman Brothers GNMA Index.

2 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/03, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of fund categories: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

3 Fund expenses have been absorbed by fund management. Without these reductions, the fund's 30-day SEC yield for Investor Shares and Select Shares would have been -0.20% and -0.05%, respectively. The yields do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.


16 Schwab Bond Funds

SCHWAB YIELDPLUS FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                               9/1/02-    9/1/01-    9/1/00-    10/1/99 1-
INVESTOR SHARES                                8/31/03    8/31/02    8/31/01    8/31/00
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           9.75      10.00       9.92      10.00
                                               -------------------------------------------------------------------------
Income from investment operations:
 Net investment income                           0.30       0.42       0.62       0.61
 Net realized and unrealized gains or losses    (0.02)     (0.23)      0.08      (0.08)
                                               -------------------------------------------------------------------------
 Total income from investment operations         0.28       0.19       0.70       0.53
Less distributions:
 Dividends from net investment income           (0.33)     (0.44)     (0.62)     (0.61)
                                               -------------------------------------------------------------------------
Net asset value at end of period                 9.70       9.75      10.00       9.92
                                               -------------------------------------------------------------------------
Total return (%)                                 2.95       1.89       7.33       5.44 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net operating expenses                          0.59       0.55       0.55       0.55 3,4
 Gross operating expenses                        0.59       0.62       0.71       0.80 3
 Net investment income                           3.08       4.36       6.03       6.72 3
Portfolio turnover rate                           109         42        106         81
Net assets, end of period ($ x 1,000,000)         410        392        185         53

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 17

SCHWAB YIELDPLUS FUND(R)

                                               9/1/02-    9/1/01-    9/1/00-    10/1/99 1-
SELECT SHARES(R)                               8/31/03    8/31/02    8/31/01    8/31/00
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          9.75       10.00       9.92      10.00
                                               -------------------------------------------------------------------------
Income from investment operations:
 Net investment income                          0.32       0.44        0.64       0.62
 Net realized and unrealized gains or losses   (0.02)     (0.24)       0.08      (0.08)
                                               -------------------------------------------------------------------------
 Total income from investment operations        0.30       0.20        0.72       0.54
Less distributions:
 Dividends from net investment income          (0.35)     (0.45)      (0.64)     (0.62)
                                               -------------------------------------------------------------------------
Net asset value at end of period                9.70       9.75       10.00       9.92
                                               -------------------------------------------------------------------------
Total return (%)                                3.10       2.04        7.50       5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net operating expenses                         0.44       0.40        0.40       0.40 3,4
 Gross operating expenses                       0.44       0.47        0.56       0.65 3
 Net investment income                          3.23       4.52        6.18       6.88 3
Portfolio turnover rate                          109         42         106         81
Net assets, end of period ($ x 1,000,000)      1,476      1,443         772        219

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 The ratio of net operating expenses would have been 0.41% if certain non-routine expenses (proxy fees) had been included.


18 See financial notes.

SCHWAB YIELDPLUS FUND(R)

PORTFOLIO HOLDINGS as of August 31, 2003.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 @  Collateral for futures contracts

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)      ($x1,000)
--------------------------------------------------------------------------------
47.4%   CORPORATE BONDS                                  880,902          85,224

45.0%   COLLATERALIZED
        MORTGAGE
        OBLIGATIONS & ASSET-
        BACKED OBLIGATIONS                               837,274          39,474

0.8%    MUNICIPAL BONDS                                   15,000          15,135

4.3%    COMMERCIAL PAPER
        & OTHER CORPORATE
        OBLIGATIONS                                       80,955          80,958

0.2%    FIXED-RATE-
        U.S. GOVERNMENT
        SECURITIES                                         2,998           2,998

2.3%    PREFERRED STOCK                                   43,504          42,387

0.0%    OTHER INVESTMENT
        COMPANIES                                            899             899
--------------------------------------------------------------------------------
100.0%  TOTAL INVESTMENTS                              1,861,532       1,867,075


      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
      CORPORATE BONDS 47.4% of investments

      FIXED-RATE OBLIGATIONS  28.1%
      --------------------------------------------------------------------------

    @ AB SPINTAB, 144A
        7.50%, 08/14/49                                      900             996

    @ ABITIBI CONSOLIDATED, INC.
        8.30%, 08/01/05                                    8,630           9,100

    @ APPLE COMPUTERS, INC.
        6.50%, 02/15/04                                    5,850           5,967

      ARCHSTONE-SMITH TRUST
        7.15%, 10/15/03                                   14,500          14,584

    @ AUTONATION, INC., 144A
        9.00%, 08/01/08                                    9,450          10,466

    @ BAUSCH & LOMB, INC.
        6.50%, 08/01/05                                   10,205          10,766

    @ CANADIAN OCCIDENTAL PETROLEUM
        7.13%, 02/04/04                                    5,000           5,116

      CAPITAL ONE BANK MASTER TRUST
        8.25%, 06/15/05                                   13,000          14,134

    @ CHANCELLOR MEDIA / CLEAR CHANNEL COMMUNICATION,
      144A
        8.00%, 11/01/08                                    9,570          10,910

    @ CINERGY CORP.
        6.25%, 09/01/04                                   10,000          10,410

    @ CONTINENTAL CABLEVISION
        9.50%, 08/01/13                                   14,030          16,489

    @ ECHOSTAR DPS CORP.
        9.38%, 02/01/04                                    7,000           7,481

    @ EOP OPERATING, L.P.
        7.38%, 11/15/03                                   11,445          11,574
        6.50%, 06/15/04                                    1,015           1,053

    @ ERAC U.S.A. FINANCE CO., 144A
        6.95%, 03/01/04                                    3,575           3,664

    @ ERP OPERATING, L.P.
        6.65%, 11/15/03                                    1,500           1,514

    @ FRANCE TELECOM
        8.70%, 03/01/06                                    5,422           6,030

    @ GTE CALIFORNIA, INC.
      Series B
        6.75%, 03/15/04                                    5,000           5,144

    @ HCA, INC.
        6.87%, 09/15/03                                    5,579           5,586
        7.15%, 03/30/04                                    3,418           3,485
        6.91%, 06/15/05                                    5,145           5,373

    @ HUSKY OIL LTD., 144A
        8.90%, 08/15/28                                    9,550          10,983

      ITT CORP.
        6.75%, 11/15/03                                   12,500          12,625


                                                         See financial notes. 19

SCHWAB YIELDPLUS FUND(R)

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                           FACE VALUE    MKT. VALUE
        RATE, MATURITY DATE                            ($ x 1,000)   ($ x 1,000)
    @ J.C. PENNEY & CO.
        6.13%, 11/15/03                                      7,185         7,221

    @ LEAR CORP., 144A
      Series B
        7.96%, 05/15/05                                     14,000        15,085

    @ LEHMAN BROTHERS HOLDINGS, INC.
        8.75%, 03/15/05                                      7,950         8,716

    @ LENNAR CORP. 144A
      Series B
        9.95%, 05/01/10                                     13,205        15,345

    @ LINCOLN NATIONAL CORP.
        9.13%, 10/01/24                                      5,000         5,544

    @ MANDALAY RESORT GROUP., 144A
        6.45%, 02/01/06                                      9,375         9,727

    @ MASCO CORP.
        6.00%, 05/03/04                                     14,500        14,895

    @ MGM GRAND, INC.
        6.95%, 02/01/05                                     11,475        12,020

    @ MGM MIRAGE, INC.
        6.63%, 02/01/05                                      2,451         2,546

    @ NATIONWIDE CAPITAL SURPLUS NOTES
        9.88%, 02/15/25                                      5,000         5,626

    @ NEWS AMERICA, INC.
        6.70%, 05/21/04                                      8,200         8,436

    @ NORFOLK SOUTHERN CORP.
        8.38%, 05/15/05                                      3,695         4,065

    @ ORANGE, PLC
        9.00%, 06/01/09                                     13,365        14,558

    @ PARK PLACE ENTERTAINMENT
        7.00%, 07/15/04                                      8,500         8,755

      PENNSYLVANIA ELECTRIC CO.
      Series A
        5.75%, 04/01/04                                     15,000        15,356

    @ PHH CORP.
        6.00%, 03/01/08                                     13,000        13,589

    @ PIONEER NATURAL RESOURCES
        8.25%, 08/15/07                                      9,050        10,136

    @ PNC FUNDING CORP.
        6.13%, 09/01/03                                      1,200         1,200
        7.75%, 06/01/04                                      1,350         1,413

    @ PROTECTIVE LIFE U.S. FUNDING TRUST, 144A
        5.50%, 05/14/04                                      7,000         7,199

    @ PULTE HOMES, INC.
        7.00%, 12/15/03                                      7,925         7,992
        8.38%, 08/15/04                                      1,500         1,563

    @ QUEBECOR PRINTING
        6.50%, 08/01/27                                      6,000         6,161

    @ QUEBECOR WORLD, INC.
        8.38%, 11/15/08                                      1,000         1,045

    @ RELIANT ENERGY RESOURCES, 144A
      Series B
        8.13%, 07/15/05                                      9,876        10,540

    @ ROGERS CABLE SYSTEMS, LTD.
      Series _
        10.00%, 03/15/05                                     5,910         6,287

    @ RYDER SYSTEMS, INC.
      Series 14
        6.14%, 09/01/10                                      5,000         5,025

    @ RYLAND GROUP, INC.
        9.75%, 09/01/05                                      8,835         9,851
        9.13%, 06/15/11                                        500           550

    @ SAFEWAY, INC.
        7.25%, 09/15/04                                      5,450         5,741

    @ SCHULER HOMES, 144A
        9.38%, 07/15/09                                      9,464        10,221

      SIMON DEBARTELO
        6.75%, 07/15/04                                     10,000        10,392

    @ SPRINT CAPITAL CORP.
        7.90%, 03/15/05                                      6,220         6,672

    @ SVENSKA HANDELSBANKEN, 144A
        7.13%, 03/29/49                                     10,000        10,906

    @ TOLL CORP.
        8.00%, 05/01/09                                      2,500         2,631
        8.25%, 02/01/11                                      6,810         7,253

    @ TURNER BROADCASTING
         8.40%, 02/01/24                                    13,000        13,710

    @ TYCO INTERNATIONAL GROUP, SA
        5.88%, 11/01/04                                     13,225        13,638

    @ VODAFONE GROUP, PLC
        7.00%, 10/01/03                                     15,000        15,063

    @ WASTE MANAGEMENT, INC.
        6.38%, 12/01/03                                     11,070        11,185
        8.75%, 05/01/08                                      2,700         3,017
                                                                     -----------
                                                                         524,325


20 See financial notes.

SCHWAB YIELDPLUS FUND(R)

      SECURITY
      SERIES                                             FACE VALUE    MKT. VALUE
        RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      VARIABLE RATE OBLIGATIONS 19.3%
      -----------------------------------------------------------------------------

      AB SPINTAB
        2.11%, 10/31/03                                        6,500         6,456

      BEAR STEARNS CO., INC.
        1.60%, 09/27/03                                       18,000        18,210

      BNP PARIBAS
        1.69%, 09/22/03                                       10,500        10,365
        1.76%, 10/31/03                                       15,000        14,925

      BOISE CASCADE CO.
      Series A
        3.11%, 10/15/03                                       15,000        14,925

      CENTEX CORP.
      Series E
        3.13%, 11/21/03                                        5,000         5,078

  (2) COUNTRYWIDE HOME LOAN
      Series K
        1.69%, 11/10/03                                       25,000        25,121

      CREDIT SUISSE FIRST BOSTON INTERNATIONAL CORP.
        2.01%, 09/08/03                                       20,000        19,680

      DAIMLER-CHRYSLER, N.A. HOLDINGS
        2.14%, 09/03/03                                       20,000        19,739

      DEUTSCHE BANK CAPITAL TRUST
        2.90%, 09/30/03                                       15,000        15,293

      FORD MOTOR CREDIT
        1.55%, 10/17/03                                       10,000         9,764

      GENERAL MOTORS ACCEPTANCE CORP.
        3.03%, 11/19/03                                       15,000        15,100

      GULF STATES UTILITIES, 144A
        2.58%, 09/02/03                                       15,000        15,000

      HERTZ CORP.
        1.66%, 11/13/03                                       13,400        13,295

      INTERNATIONAL LEASE FINANCE CORP.
        2.32%, 11/03/03                                       10,000        10,137
      Series O
        2.41%, 10/15/03                                       10,000        10,152

      LILLY DEL MAR, INC., 144A
        2.34%, 11/05/03                                        5,000         4,990

      MBNA CORP.
        2.89%, 11/26/04                                       11,000        11,146
      Series F
        2.13%, 03/12/04                                        5,000         5,017

      NATIONAL CONSUMER COOPERATIVE BANK
      Series B
        3.16%, 10/07/03                                       10,000        10,008
        3.39%, 11/05/03                                       10,000        10,013

      PEMEX PROJECT FUNDING MASTER TRUST
        2.61%, 10/07/03                                       10,000        10,111

      PEPCO HOLDINGS, INC.
        1.93%, 11/17/03                                       10,000        10,002

      POPULAR N.A., INC.
        2.76%, 10/15/03                                       15,000        15,017

      SEARS ROEBUCK ACCEPTANCE CORP.
        3.11%, 10/23/03                                       13,000        13,126

      SOCIETE GENERALE
        1.74%, 10/20/03                                       15,800        15,714

      VERIZON WIRELESS CAPITAL
        1.49%, 09/17/03                                       17,500        17,515

      WEYERHAEUSER CO. 144A
        2.24%, 09/15/03                                       15,000        15,000
                                                                       -----------
                                                                           360,899

      COLLATERALIZED MORTGAGE OBLIGATIONS & ASSET-
      BACKED OBLIGATIONS 45.0% of investments

      NON-U.S. GOVERNMENT AGENCY SECURITIES 37.1%
      -----------------------------------------------------------------------------

      FIXED-RATE OBLIGATIONS 15.8%
      -----------------------------------------------------------------------------

      ALTER MONETA RECEIVABLES, L.L.C.
      Series 2003-1
        2.56%, 03/15/11                                      10,194         10,180

      ASSET BACKED FUNDING CERTIFICATES
      Series 2003-OPT1
        6.90%, 07/26/33                                       5,000          5,000

      BANK OF AMERICA MORTGAGE SECURITIES
      Series 2001-F Class A2
        5.61%, 11/25/31                                       1,365          1,392
      Series 2001-H Class A1
        5.37%, 12/25/31                                       2,186          2,259
      Series 2002-A Class A1
        5.24%, 02/25/32                                       2,352          2,408
      Series 2002-J Class A2
        4.88%, 09/25/32                                      10,202         10,115
      Series 2003-D Class 2A2
        3.60%, 05/25/33                                      12,493         12,730


                                                         See financial notes. 21

SCHWAB YIELDPLUS FUND(R)

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
      CHASE FUNDING NET INTEREST MARGIN
      Series 2003-3A
        6.88%, 06/27/36                                    1,653           1,651
      Series 2003-4A
        6.75%, 09/27/36                                    3,758           3,758

      COUNTRYWIDE ALTERNATIVE LOAN TRUST
      Series 2001-5 Class A1
        6.50%, 06/25/31                                      583             585
      Series 2002-6 Class A4
        5.25%, 07/25/32                                    1,435           1,437

      COUNTRYWIDE HOME LOANS
      Series 2001-23 Class 2A1
        5.41%, 12/25/31                                    1,597           1,620
      Series 2001-23 Class 3A1
        6.25%, 12/25/31                                    2,422           2,447
      Series 2001-HYB2 Class 2A1
        6.35%, 09/19/31                                    3,384           3,422
      Series 2002-1 Class 1A1
        5.36%, 03/19/32                                    3,135           3,213
      Series 2002-7 Class 3A2
        5.42%, 05/19/32                                    1,124           1,125
      Series 2002-HYB1 Class 1A1
        5.43%, 07/19/32                                    5,454           5,596
      Series 2002-HYB2 Class 4A1
        5.00%, 09/19/32                                    5,798           5,856
 (10) Series 2003-HYB1 Class 1A1
        3.85%, 05/19/33                                   20,173          19,883
      Series 2003-HYB2 Class 1A1
        3.45%, 07/19/33                                   18,779          18,576

      CS FIRST BOSTON MORTGAGE SECURITIES CORP.
      Series 2002-AR27 Class 1A1
        5.42%, 10/25/32                                    8,067           8,073
      Series 2002-AR28 Class 1A2
        4.98%, 11/25/32                                   10,097          10,127

      DISTRIBUTION FINANCIAL SERVICES TRUST
      Series 2001-1 Class-D
        7.73%, 11/15/22                                    8,250           8,381

      FIFTH THIRD MORTGAGE LOAN TRUST
      Series 2002-FTB1 Class 3A1
        3.91%, 11/19/32                                    8,288           8,419
      Series 2002-FTB1 Series 2A1
        6.27%, 11/19/32                                    9,603           9,857

      GSR MORTGAGE LOAN TRUST
      Series 2002-3F Class 2AB3
        5.50%, 12/25/31                                    4,972           5,055
      Series 2002-6F Class 2A5
        5.50%, 07/25/32                                    1,006           1,018

      HERD TRUST
      Series 2003-2A Class A
        11.00%, 06/25/32                                   5,000           5,004

      IMPAC SECURED ASSET COMMON OWNER TRUST
      Series 2001-8 Class A1
        6.50%, 01/25/32                                    2,729           2,789

      LONG BEACH ASSET HOLDINGS, CORP.
      Series 2003-4 Class N1
        6.54%, 08/25/33                                    2,500           2,500

      MASTER ADJUSTABLE RATE MORTGAGES TRUST
      Series 2002-4 Class 1A1
        5.27%, 11/25/32                                   12,038          12,137
      Series 2002-4 Class 2A1
        5.48%, 11/25/32                                    8,929           9,011
      Series 2002-4 Class 3A1
        5.27%, 11/25/32                                    6,477           6,475
      Series 2003-1 Class 1A1
        4.15%, 12/25/32                                    7,006           7,005

      MORGAN STANLEY DEAN WITTER CAPITAL I
      Series 2002-HE3N
        9.50%, 12/27/32                                    5,282           5,285
      Series 2002-NC4N
        9.50%, 09/25/32                                    3,087           3,090

      NOVASTAR NIM TRUST
      Series 2003-N1
        7.39%, 09/28/33                                    1,849           1,849

      OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-2B Class N1
        7.63%, 04/26/33                                    1,461           1,462

      RESIDENTIAL ACCREDIT LOANS, INC.
      Series 1999-QS8 Class A1
        6.50%, 06/25/14                                    7,104           7,317
      Series 2000-QS4 Class NB
        7.50%, 03/25/15                                      698             718

      RESIDENTIAL FUNDING MORTGAGE SECURITIES I TRUST
      Series 1993-S13 Class A9
        6.52%, 03/25/08                                    1,228           1,227

      RESIDENTIAL FUNDING SECURITIES CORP.
      Series 2001-RM1 Class A
        6.18%, 12/25/29                                      820             819

      STRUCTURED ASSET SECURITIES CORP.
      Series 2001-14A Class 2A1
        6.05%, 08/25/31                                    1,307           1,316


22 See financial notes.

SCHWAB YIELDPLUS FUND(R)

      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
      WASHINGTON MUTUAL
      Series 2002-AR15 Class A3
        4.07%, 12/25/32                                    3,319           3,316
      Series 2002-AR19 Class A7
        4.68%, 02/25/33                                   14,656          15,022
      Series 2003-AR1 Class A6
        4.56%, 03/25/33                                    6,763           6,783
      Series 2003-AR8 Class A
        4.03%, 08/25/33                                   14,742          14,686
      Series 2003-AR9 Class 1A2A
        2.31%, 09/25/33                                   15,176          15,072

      WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH
      TRUST
      Series 2001-AR1 Class A
        6.03%, 12/26/31                                    3,151           3,180

      WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
      Series 2001-25 Class IA1
        6.20%, 10/25/31                                      642             644
      Series 2002-E Class 2A1
        5.22%, 09/25/32                                    4,218           4,275
                                                                     -----------
                                                                         295,165

      VARIABLE RATE OBLIGATIONS  21.3%
      --------------------------------------------------------------------------

      AMERIQUEST MORTGAGE SECURITIES, INC.
      Series 2003-6 Class M1
        1.87%, 09/25/03                                   15,000          15,029
      Series 2003-6 Class M2
        2.96%, 09/25/03                                    5,000           5,038
      Series 2003-AR2 Class M2
        3.14%, 09/25/03                                    5,000           5,005
      Series 2003-AR3 Class M2
        3.14%, 09/25/03                                    5,000           5,076

      AMORTIZING RESIDENTIAL COLLATERAL TRUST
      Series 2002-BC1 Class M2
        2.21%, 09/25/03                                   10,000           9,873

      ASSET BACKED FUNDING CERTIFICATES
      Series 2003-AHL1 Class M1
        1.94%, 09/25/03                                    7,500           7,505
      Series 2003-OPT1 Class M2
        2.66%, 09/25/03                                    5,000           5,000

      ASSET BACKED SECURITIES CORP. HOME EQUITY
      Series 2001-HE3 Class M2
        2.16%, 09/15/03                                    6,000           5,958
      Series 2003-HE2 Class M2
        3.01%, 09/15/03                                    4,460           4,466

      BAYVIEW FINANCIAL ACQUISITION TRUST
      Series 2003-BA Class M1
        2.61%, 09/25/03                                   12,773          12,785

      BEAR STEARNS ASSET BACKED SECURITIES, INC.
      Series 1999-1 Class MV1
        1.78%, 09/25/03                                   12,011          12,027

      CAPITAL ONE MULTI-ASSET EXECUTION TRUST
      Series 2003-C1 Class C1
        3.66%, 09/15/03                                    3,500           3,581

      CDC MORTGAGE CAPITAL TRUST
      Series 2003-HE1 Class M1
        2.01%, 09/25/03                                   18,000          18,031
      Series 2003-HE2 Class M2
        3.01%, 09/25/03                                    5,000           5,045

      CENTEX HOME EQUITY
      Series 2003-B Class M2
        2.81%, 09/25/03                                    6,500           6,505

      COUNTRYWIDE ASSET BACKED CERTIFICATES
  (5) Series 2000-2 Class MV2
        2.01%, 09/25/03                                   24,000          24,002
      Series 2002-6 Class M1
        2.21%, 09/25/03                                    3,000           3,025
      Series 2002-6 Class M2
        3.21%, 09/25/03                                    4,800           4,857
      Series 2003-BC1 Class M2
        3.11%, 09/25/03                                   14,500          14,701

      CS FIRST BOSTON MORTGAGE SECURITIES CORP.
      Series 2000-HE1 Class M2
        2.18%, 09/15/03                                    5,000           4,986

      LONG BEACH MORTGAGE LOAN TRUST
  (1) Series 2001-3 Class M1
        1.66%, 09/25/03                                   25,249          25,222
      Series 2003-2 Class M1
        1.93%, 09/25/03                                   15,000          15,014
      Series 2003-2 Class M2
        3.01%, 09/25/03                                   10,000          10,019
      Series 2003-2 Class M3
        3.36%, 09/25/03                                    2,190           2,185
      Series 2003-4 Class M5A
        5.11%, 09/25/03                                    3,000           2,955

      MASTER ASSET BACKED SECURITIES TRUST
      Series 2002-OPT1 Class M2
        3.06%, 09/25/03                                   10,000          10,051
  (6) Series 2003-OPT1 Class A2
        1.53%, 09/25/03                                   21,594          21,648


                                                         See financial notes. 23

SCHWAB YIELDPLUS FUND(R)

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
      Series 2003-OPT2 Class M1
        1.85%, 09/25/03                                   13,000          13,023

      MBNA CREDIT CARD MASTER NOTE TRUST
      Series 2003-B3 Class B3
        1.48%, 09/15/03                                   10,000          10,002

      MBNA CREDIT CARD MASTER NOTE TRUST
      Series 2003-C3 Class C3
        2.46%, 09/30/03                                   10,000          10,127

      MBNA MASTER CREDIT CARD TRUST
      Series 1999-L Class C
        2.19%, 09/15/03                                    8,000           8,080

      MMCA AUTOMOBILE TRUST
      Series 2002-5 Class C
        3.26%, 09/15/03                                    5,960           5,967

      NEW CENTURY HOME EQUITY LOAN TRUST
      Series 2003-3 Class M3
        3.49%, 09/25/03                                    7,686           7,683

      OPTION ONE MORTGAGE LOAN TRUST
      Series 2003-1 Class M1
        2.01%, 09/25/03                                    8,000           8,064
      Series 2003-2 Class M1
        1.76%, 09/25/03                                   15,000          15,058
      Series 2003-2 Class M2
        2.81%, 09/25/03                                    3,000           3,017
      Series 2003-3 Class N
        1.42%, 09/25/03                                    4,027           4,029
      Series 2003-4 Class M2
        2.76%, 09/25/03                                    6,000           6,006
      Series 2003-4 Class M4
        4.11%, 09/25/03                                    3,500           3,506

      RESIDENTIAL ASSET SECURITIES CORP.
      Series 2003-KS1 Class M2
        2.85%, 09/25/03                                    7,000           7,046
      Series 2003-KS6 Class M2
        2.61%, 09/25/03                                   15,300          15,465

  (9) TERRAPIN FUNDING, L.L.C.
      Series 2003-1A Class B1
        2.40%, 09/08/03                                   20,000          20,000
                                                                     -----------
                                                                         396,662

      U.S. GOVERNMENT AGENCY SECURITIES 7.9%
      --------------------------------------------------------------------------

      FANNIE MAE
      Pool# 401049
        7.00%, 08/01/07                                       78              81
      Pool# 500521
        7.00%, 06/01/09                                      266             287
      Pool# 250499
        7.00%, 03/01/11                                      321             341
      Pool# 323970
        7.00%, 10/01/14                                      478             509
      Pool# 536005
        7.00%, 12/01/14                                    1,445           1,537
      Pool# 252977
        7.00%, 01/01/15                                      181             192
      Pool# 526933
        7.00%, 01/01/15                                      260             276
      Pool# 529057
        7.00%, 03/01/15                                      216             230
      Pool# 536367
        7.00%, 05/01/15                                       56              60
      Pool# 541800
        7.00%, 06/01/15                                      276             294
      Pool# 535461
        7.00%, 07/01/15                                    1,049           1,115
      Pool# 542497
        7.00%, 07/01/15                                      261             277
      Pool# 545034
        7.00%, 12/01/15                                      463             492
      Pool# 535740
        7.00%, 12/01/15                                    1,184           1,259
      Pool# 535631
        7.00%, 12/01/15                                    4,887           5,198
      Pool# 253541
        7.00%, 12/01/15                                       74              79
      Pool# 535662
        7.00%, 01/01/16                                      814             866
      Pool# 535675
        7.00%, 01/01/16                                      857             912
      Pool# 548205
        7.00%, 01/01/16                                      359             382
      Pool# 567601
        7.00%, 02/01/16                                      230             244
      Pool# 595654
        7.00%, 03/01/16                                       93              99
      Pool# 535801
        7.00%, 03/01/16                                      264             280
      Pool# 545202
        7.00%, 07/01/16                                      348             370
      Pool# 660726
        7.00%, 08/01/16                                      200             213
      Pool# 545369
        7.00%, 09/01/16                                    1,208           1,285
      Pool# 254272
        7.00%, 03/01/17                                    1,439           1,530


24 See financial notes.

SCHWAB YIELDPLUS FUND(R)


      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
      Pool# 555532
        7.00%, 12/01/17                                    7,924           8,428
      Pool# 586276
        5.80%, 06/01/31                                    1,370           1,415
      Pool# 598596
        6.10%, 07/01/31                                    2,323           2,375
      Pool# 563434
        6.05%, 07/01/31                                    1,262           1,285
      Series 2003-22 Class UK
        4.00%, 09/25/31                                   15,678          15,197
      Pool# 606857
        5.53%, 10/01/31                                    4,977           5,085
      Pool# 607308
        6.05%, 10/01/31                                    4,369           4,464
      Pool# 610546
        5.80%, 11/01/31                                    3,467           3,559
      Pool# 613101
        5.56%, 11/01/31                                    2,955           3,036
      Pool# 621636
        5.15%, 01/01/32                                    5,248           5,418
      Series 2003-37 Class FK
        1.90%, 05/25/33                                    8,361           8,363
      Pool# 535314
        6.24%, 08/01/39                                    3,730           3,815

      FREDDIE MAC
      Pool# M80685
        6.00%, 05/01/08                                      939             963
      Pool# G11226
        5.50%, 08/01/11                                    1,811           1,862
      Series 61 Class D
        9.30%, 11/15/20                                    1,112           1,114
      Pool# 786823
        6.10%, 07/01/29                                    5,866           6,030
      Pool# 846902
        6.53%, 04/01/31                                    2,547           2,631
      Pool# 788677
        5.45%, 10/01/31                                    3,606           3,701

      FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
  (4) Series H008 Class A2
        1.77%, 06/15/07                                   25,000          24,947
  (3) Series H004 Class A2
        2.59%, 12/15/07                                   25,000          24,975

      VENDEE MORTGAGE TRUST
      Series 2001-1 Class 2B
        7.00%, 12/15/22                                      574             576
                                                                     -----------
                                                                         147,647

      MUNICIPAL BONDS 0.8% of investments

      CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue
        3.59%, 05/01/04                                   15,000          15,135

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      4.3% of investments

      ATLANTIS TWO FUNDING CORP.
        1.20%, 09/11/03                                    4,785           4,784
        1.20%, 09/18/03                                   10,000           9,995

  (8) CONOCO PHILLIPS
        1.07%, 09/05/03                                   20,360          20,358

      DAIMLER-CHRYSLER, N.A. HOLDINGS
        1.20%, 09/04/03                                    6,900           6,900
        1.22%, 09/19/03                                   10,000           9,994

      FORD MOTOR CREDIT
        1.25%, 09/03/03                                    4,050           4,050
        1.19%, 09/12/03                                    4,900           4,898

      GENERAL MILLS, INC.
        1.10%, 09/22/03                                    5,990           5,986

      INTERNATIONAL FLAVORS
        1.15%, 09/23/03                                   10,000           9,993

      WASHINGTON MUTUAL CAPITAL I
        1.18%, 09/02/03                                    4,000           4,000
                                                                     -----------
                                                                          80,958

      FIXED-RATE - U.S. GOVERNMENT SECURITIES
      0.2% of investments

      DISCOUNT NOTES 0.2%
      --------------------------------------------------------------------------

    @ U.S. TREASURY BILLS
        0.82%, 09/18/03                                    2,000           1,999
        0.92%, 10/30/03                                    1,000             999
                                                                     -----------
                                                                           2,998


                                                         See financial notes. 25

SCHWAB YIELDPLUS FUND(R)

PORTFOLIO HOLDINGS continued

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 2.3% of investments

  (7) ABN AMRO XIX CUSTODIAL RECEIPTS
      200,000                                                             20,724

      DEUTSCHE BANK CAPITAL TRUST II
      64,473                                                               6,650

      GRAND METRO DELAWARE, L.P.
      140,000                                                              3,753

      LEHMAN BROTHERS HOLDINGS, INC.
      208,000                                                             11,260
                                                                     -----------
                                                                          42,387

      OTHER INVESTMENT COMPANIES
      0.0% of investments

      PROVIDENT INSTITUTIONAL FUNDS-
      FED FUNDS PORTFOLIO 899,243                                            899

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

In addition to the above, the fund held the following at 8/31/03. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                Number of      Contract         Unrealized
                                Contracts        Value            Losses
2 Year, Short
U.S. Treasury Note,
expires 12/18/03                  1,000         213,047               (222)
5 Year, Short
U.S. Treasury Note,
expires 12/18/03                  1,700         186,761               (186)
                                                                 ---------
                                                                      (408)


26 See financial notes.

SCHWAB YIELDPLUS FUND(R)

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
---------------------------------------------------------------------------------
Investments, at market value                                         $ 1,867,075 a
Receivables:
   Fund shares sold                                                        2,981
   Interest                                                               11,932
   Dividends                                                                 540
   Investments sold                                                       37,810
   Investments matured                                                     1,662
   Due from brokers for futures                                              475
Prepaid expenses                                                  +           86
                                                                  ---------------
TOTAL ASSETS                                                           1,922,561

LIABILITIES
---------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                    4,604
   Dividends to shareholders                                               4,701
   Investments bought                                                     26,911
   Investment adviser and administrator fees                                  48
   Transfer agent and shareholder service fees                                21
Accrued expenses                                                  +          101
                                                                  ---------------
TOTAL LIABILITIES                                                         36,386

NET ASSETS
---------------------------------------------------------------------------------
TOTAL ASSETS                                                           1,922,561
TOTAL LIABILITIES                                                 -       36,386
                                                                  ---------------
NET ASSETS                                                           $ 1,886,175

NET ASSETS BY SOURCE
Capital received from investors                                        1,934,882
Distributions in excess of net investment income                            (688)
Net realized capital losses                                              (53,154) b
Net unrealized capital gains                                               5,135 b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                             SHARES
SHARE CLASS              NET ASSETS  /  OUTSTANDING   =      NAV
Investor Shares          $  409,880          42,234        $9.70
Select Shares(R)         $1,476,295         152,117        $9.70

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $1,861,532. Not counting short-term obligations and government securities, the fund paid $1,154,222 for securities during the report period, and received $1,262,239 from securities it sold or that matured. For long-term government securities, the fund paid $108,069 during the report period and received $161,896 for securities it sold or that matured. Included in the total purchases and sales amounts are $21,954 in transactions with other SchwabFunds(R).

b These derive from investments, futures and short sales.

FEDERAL TAX DATA
----------------------------------------------------

PORTFOLIO COST                          $ 1,861,532
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $    12,667
Losses                               +       (7,124)
                                     ---------------
                                        $     5,543

AS OF AUGUST 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                         $     4,013
Long-term capital gains                 $        --
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2009                                 $     1,318
   2010                                       2,061
   2011                              +       47,204
                                     --------------
                                        $    50,583
DEFERRED CAPITAL LOSSES                 $     2,978
RECLASSIFICATIONS:
Net realized capital
   gains                                    ($5,474)
Reclassified as:
Net investment income
   not yet distributed                  $     5,474


                                                         See financial notes. 27

SCHWAB YIELDPLUS FUND(R)

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------
Interest                                                 $ 62,373
Dividends                                                   3,825 a
                                                      ------------
TOTAL INVESTMENT INCOME                                    66,198

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------
Net realized losses on investments sold                    (3,486)
Net realized losses on futures contracts              +    (6,073)
                                                      ------------
NET REALIZED LOSSES                                        (9,559)

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------
Net unrealized gains on investments                         4,675
Net unrealized gains on futures contracts             +     2,686
                                                      ------------
NET UNREALIZED GAINS                                        7,361

EXPENSES
------------------------------------------------------------------
Investment adviser and administrator fees                   5,667 b
Transfer agent and shareholder service fees:
   Investor Shares                                            972 c
   Select Shares(R)                                         1,417 c
Trustees' fees                                                 18 d
Custodian and portfolio accounting fees                       177
Professional fees                                              39
Registration fees                                              80
Shareholder reports                                           142
Other expenses                                        +        29
                                                      ------------
Total expenses                                              8,541
Expense reduction                                     -       106 e
                                                      ------------
NET EXPENSES                                                8,435

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                    66,198
NET EXPENSES                                          -     8,435
                                                      ------------
NET INVESTMENT INCOME                                      57,763
NET REALIZED LOSSES                                        (9,559) f
NET UNREALIZED GAINS                                  +     7,361 f
                                                      ------------
INCREASE IN NET ASSETS FROM OPERATIONS                   $ 55,565

  Unless stated, all numbers are x 1,000.

a An additional $3 was held for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.35% of the first
  $500 million and 0.30% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

d For the fund's independent trustees only.

e Includes $104 from the investment adviser (CSIM) and $2 from the transfer agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through November 15, 2002 at 0.55% and 0.40% for the Investors shares and the Select(R) shares, respectively. This limit doesn't include interest, taxes and certain non-routine expenses. Effective November 16, 2002, this limit no longer applies.

f These add up to a net loss on investments of $2,198.


28 See financial notes.

SCHWAB YIELDPLUS FUND(R)

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                           9/1/02 - 8/31/03     9/1/01 - 8/31/02
Net investment income                              $ 57,763             $ 71,495
Net realized losses                                  (9,559)             (34,142)
Net unrealized gains or losses             +          7,361               (7,702)
                                           --------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               55,565               29,651

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                      13,311               14,312
Select Shares(R)                           +         50,614               59,436
                                           --------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME         $ 63,925             $ 73,748 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                               9/1/02 - 8/31/03             9/1/01 - 8/31/02
                              SHARES          VALUE        SHARES          VALUE
SHARES SOLD
Investor Shares               23,619        229,942     $  41,617    $   411,536
Select Shares            +    81,350        791,784       151,583      1,500,276
                         --------------------------------------------------------
TOTAL SHARES SOLD            104,969    $ 1,021,726       193,200    $ 1,911,812

SHARES REINVESTED
Investor Shares                1,195    $    11,632         1,146    $    11,301
Select Shares            +     4,298         41,834         4,368         43,066
                         --------------------------------------------------------
TOTAL SHARES REINVESTED        5,493    $    53,466         5,514    $    54,367

SHARES REDEEMED
Investor Shares              (22,812)   ($  221,943)      (20,994)   ($  206,500)
Select Shares            +   (81,619)      (794,027)      (85,131)      (837,256)
                         --------------------------------------------------------
TOTAL SHARES REDEEMED       (104,431)   ($1,015,970)     (106,125)   ($1,043,756) b

NET TRANSACTIONS IN FUND
SHARES                         6,031    $    59,222        92,589    $   922,423


SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                 9/1/02 - 8/31/03            9/1/01 - 8/31/02
                                SHARES    NET ASSETS      SHARES      NET ASSETS
Beginning of period            188,320    $1,835,313      95,731      $  956,987
Total increase            +      6,031        50,862      92,589         878,326 c
                          -------------------------------------------------------
END OF PERIOD                  194,351    $1,886,175     188,320      $1,835,313 d

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions paid for the current report period are:

  Ordinary income            $63,925
  Long-term capital gains    $    --

b Dollar amounts are net of proceeds received from the 0.25% early withdrawal fee the fund charges on shares sold 90 days or less after buying them:

  CURRENT PERIOD
  Investor Shares               $  6
  Select Shares(R)           +    10
                             -------
  TOTAL                         $ 16

  PRIOR PERIOD
  Investor Shares               $ 60
  Select Shares(R)           +   225
                             -------
  TOTAL                         $285

  Effective November 16, 2002, the early withdrawal fee was eliminated.

c Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes distributions in excess of net investment income in the amount of $688 at the end of the current period and net investment income not yet distributed in the amount of $0 for the prior period.


                                                         See financial notes. 29

SCHWAB SHORT-TERM BOND MARKET FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                 9/1/02 -    9/1/01 -   9/1/00 -  9/1/99 -  9/1/98 -
                                                 8/31/03     8/31/02    8/31/01   8/31/00   8/31/99
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period             10.07        10.08      9.65      9.66      9.90
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                            0.34         0.50      0.59      0.57      0.50
   Net realized and unrealized gains or losses      0.07        (0.02)     0.43     (0.01)    (0.24)
                                                 ----------------------------------------------------------------------------------
   Total income from investment operations          0.41         0.48      1.02      0.56      0.26
Less distributions:
   Dividends from net investment income            (0.34)       (0.49)    (0.59)    (0.57)    (0.50)
                                                 ----------------------------------------------------------------------------------
Net asset value at end of period                   10.14        10.07     10.08      9.65      9.66
                                                 ----------------------------------------------------------------------------------
Total return (%)                                    4.16         4.88     10.84      5.97      2.66

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                           0.43         0.35      0.35      0.35 1    0.35
   Gross operating expenses                         0.58         0.63      0.66      0.68      0.77
   Net investment income                            3.34         4.95      5.90      5.91      5.11
Portfolio turnover rate                              124          150       248       129       195
Net assets, end of period ($ x 1,000,000)            648          493       369       219       218

1 The ratio of net operating expenses would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


30 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS as of August 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 @  Collateral for futures contracts

 *  Collateral for short sales

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                       COST         MARKET VALUE
HOLDINGS BY CATEGORY                                 ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 51.5%   FIXED-RATE-
         U.S. GOVERNMENT
         SECURITIES                                    337,625           338,967

 33.7%   CORPORATE BONDS                               218,657           222,095

 11.5%   COLLATERIZED MORTGAGE
         OBLIGATIONS & ASSET-
         BACKED OBLIGATIONS                             76,313            75,845

  0.5%   MUNICIPAL BONDS                                 3,000             3,027

  2.7%   COMMERCIAL PAPER &
         OTHER CORPORATE
         OBLIGATIONS                                    17,896            17,896

  0.1%   OTHER INVESTMENT
         COMPANIES                                         439               439
--------------------------------------------------------------------------------
100.0%   TOTAL INVESTMENTS                             653,930           658,269

                                                      PROCEEDS      MARKET VALUE
SHORT SALES BY CATEGORY                              ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
         SHORT SALES                                     4,409             4,428

COLLATERAL RECEIVED                                     COST        MARKET VALUE
FOR SECURITIES LENDING                               ($x1,000)       ($x1,000)
--------------------------------------------------------------------------------
         COMMERCIAL PAPER &
         OTHER CORPORATE
         OBLIGATIONS                                     3,979             3,979

         SHORT-TERM
         INVESTMENTS                                    32,956            32,956

         OTHER INVESTMENT
         COMPANIES                                     133,245           133,245
--------------------------------------------------------------------------------
         TOTAL COLLATERAL
         RECEIVED FOR
         SECURITIES LENDING                            170,180           170,180

       SECURITY
       SERIES                                         FACE VALUE      MKT. VALUE
            RATE, MATURITY DATE                      ($ x 1,000)     ($ x 1,000)
       FIXED-RATE - U.S. GOVERNMENT SECURITIES
       51.5% of investments

       COUPON NOTES 36.8%
       -------------------------------------------------------------------------

       U.S. TREASURY NOTES
            2.25%, 07/31/04                                5,000           5,047
            2.13%, 08/31/04                                5,000           5,044
            7.88%, 11/15/04                                6,000           6,461
   (8)      2.00%, 11/30/04                               11,000          11,081
            1.75%, 12/31/04                                6,000           6,022
   (1)      1.63%, 01/31/05                               18,000          18,023
            7.50%, 02/15/05                               10,000          10,851
            1.50%, 02/28/05                               10,000           9,988
            1.63%, 03/31/05                                2,000           2,000
            6.75%, 05/15/05                                3,150           3,414
            1.13%, 06/30/05                               10,000           9,878
   (9)      6.50%, 08/15/05                               10,000          10,880
            5.75%, 11/15/05                                8,000           8,635
            5.63%, 02/15/06                               10,000          10,824
   (6)      2.00%, 05/15/06                               13,000          12,903
            6.88%, 05/15/06                                3,500           3,914
   (7)      7.00%, 07/15/06                               10,000          11,257
   (2)      2.38%, 08/15/06                               17,500          17,452
  (10)      6.50%, 10/15/06                                9,000          10,050
            6.25%, 02/15/07                                5,000           5,576
            4.38%, 05/15/07                                3,000           3,156
            3.25%, 08/15/07                                4,000           4,036
            3.00%, 11/15/07                                7,000           6,967
            3.00%, 02/15/08                               10,750          10,640
            5.50%, 02/15/08                                5,000           5,472
            2.63%, 05/15/08                               11,000          10,657
            5.63%, 05/15/08                                6,000           6,594


                                                         See financial notes. 31

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                      FACE VALUE        MKT. VALUE
            RATE, MATURITY DATE                    ($ x 1,000)       ($ x 1,000)
            3.25%, 08/15/08                             10,000             9,915
            4.75%, 11/15/08                              5,000             5,292
                                                                      ----------
                                                                         242,029
       AGENCY OBLIGATIONS 14.6%
       -------------------------------------------------------------------------

       FANNIE MAE
   (5)      1.88%, 12/15/04                             13,000            13,055
     *      3.88%, 03/15/05                             10,000            10,323
            2.88%, 10/15/05                             10,000            10,136
            4.38%, 10/15/06                              5,000             5,220
            5.00%, 01/15/07                              5,000             5,309
            4.25%, 07/15/07                              5,000             5,164
            3.25%, 11/15/07                              5,000             4,954
            2.50%, 06/15/08                             10,000             9,474

       FREDDIE MAC
            3.00%, 07/15/04                              5,000             5,072
            1.88%, 01/15/05                             10,000            10,023
            5.25%, 01/15/06                              3,000             3,196
            2.75%, 08/15/06                              4,000             3,992
            3.50%, 09/15/07                             10,000            10,022
                                                                     -----------
                                                                          95,940
       U.S. TREASURY BILLS 0.1%
       -------------------------------------------------------------------------

     @ U.S. TREASURY BILLS
            0.95%, 10/30/03                              1,000               998

       CORPORATE BONDS 33.7% of investments

       FIXED-RATE OBLIGATIONS 29.1%
       -------------------------------------------------------------------------

     @ AB SPINTAB, 144A
            7.50%, 08/14/49                              5,000             5,531

     @ ABITIBI CONSOLIDATED, INC.
            6.95%, 04/01/08                              5,000             5,016

     @ APPALACHIAN POWER CO.
            3.60%, 05/15/08                              4,000             3,864

     @ AUTONATION, INC., 144A
            9.00%, 08/01/08                              2,000             2,215

     @ BANK OF AMERICA CORP.
            3.88%, 01/15/08                              5,000             5,020

     @ CENDANT CORP., 144A
            6.88%, 08/15/06                              3,500             3,807

     @ CHANCELLOR MEDIA / CLEAR CHANNEL COMMUNICATION,
       144A
            8.00%, 11/01/08                              2,000             2,280

     @ COLUMBIA ENERGY GROUP
       Series F
            7.42%, 09/07/03                              3,000             3,223

     @ CONTINENTAL CABLEVISION
            9.50%, 08/01/13                              3,270             3,843

       FORD MOTOR CREDIT
            6.88%, 02/01/06                              4,000             4,203

     @ FRANCE TELECOM
            8.70%, 03/01/06                              2,000             2,224

     @ GENERAL ELECTRIC CAPITAL CORP.
       Series A
           4.25%, 01/15/08                              4,000             4,070

     @ GENERAL MILLS, INC.
            5.13%, 02/15/07                              5,000             5,346

     @ GOLDMAN SACHS GROUP, INC.
            4.13%, 01/15/08                              4,000             4,027

       HCA, INC.
     @      7.15%, 03/30/04                                500               510
     @      6.91%, 06/15/05                              4,100             4,282

       HIGHMARK, INC., 144A
            6.80%, 08/15/13                              5,000             5,119

     @ HOUSEHOLD FINANCE CORP.
            6.40%, 06/17/08                              5,000             5,466

     @ HUSKY OIL LTD., 144A
            8.90%, 08/15/28                              4,210             4,841

     @ ITT CORP.
            6.75%, 11/15/03                              2,000             2,020

     @ J.P. MORGAN CHASE & CO.
            3.63%, 05/01/08                              5,000             4,927

     @ JONES INTERCABLE, INC. (COMCAST CORP.)
            8.88%, 04/01/07                              2,000             2,102

       LEAR CORP., 144A
       Series B
            7.96%, 05/15/05                              1,000             1,078

     @ LENNAR CORP. 144A
       Series B
            9.95%, 05/01/10                              2,411             2,802

       MANDALAY RESORT GROUP, 144A
            6.50%, 07/31/09                              1,000             1,008


32 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

       SECURITY
       SERIES                                      FACE VALUE        MKT. VALUE
            RATE, MATURITY DATE                    ($ x 1,000)       ($ x 1,000)
     @ MGM MIRAGE, INC.
            7.25%, 10/15/06                              1,265             1,357

     @ MILLER BREWING CO., 144A
            4.25%, 08/15/08                              2,000             1,996

     @ NEWS AMERICA, INC.
            6.63%, 01/09/08                              2,000             2,202

     @ NORDBANKEN AB, 144A
            7.25%, 11/12/09                              4,000             4,245

     @ NORTHROP GRUMAN CORP.
            9.38%, 10/15/24                              5,580             6,148

     @ ORANGE, PLC
            9.00%, 06/01/09                              5,605             6,105

     @ PHILLIPS PETROLEUM CO.
            8.50%, 05/25/05                              2,000             2,216

     @ PIONEER NATURAL RESOURCE
            6.50%, 01/15/08                              4,244             4,520

       PROTECTIVE LIFE U.S. FUNDING TRUST, 144A
            5.50%, 05/14/04                              5,000             5,142

     @ PROVINCE OF ONTARIO
            6.00%, 02/21/06                              6,000             6,476

     @ RAYTHEON CO.
            6.50%, 07/15/05                              3,000             3,216

     @ RELIANT ENERGY RESOURCES, 144A
       Series B
            8.13%, 07/15/05                              2,150             2,295

       REPUBLIC OF ITALY
            4.38%, 10/25/06                              6,000             6,254

       REPUBLIC OF SOUTH AFRICA
            9.13%, 05/19/09                              2,000             2,385

     @ RYLAND GROUP, INC.
            9.13%, 06/15/11                              4,500             4,950

     @ SCHULER HOMES, 144A
            9.38%, 07/15/09                                792               855

     @ SOCGEN REAL ESTATE, L.L.C., 144A
       Series A
            7.64%, 12/29/49                              8,000             8,936

     @ SVENSKA HANDELSBANKEN, 144A
            7.13%, 03/07/49                              5,000             5,453

     @ TELUS CORP.
            7.50%, 06/01/07                              2,000             2,185

     @ TOLL CORP.
            8.13%, 02/01/09                              1,014             1,072

     @ TRITEL PCA, INC., 144A
            10.38%, 01/15/11                             2,000             2,415

     @ TURNER BROADCASTING
            8.40%, 02/01/24                              5,000             5,273

     @ TYCO INTERNATIONAL GROUP, SA
            5.88%, 11/01/04                              4,000             4,125

     @ UNION PACIFIC CORP.
            8.35%, 05/01/25                              2,000             2,237

     @ UNITED MEXICAN STATES
            4.63%, 10/08/08                              3,000             2,978

     @ VERIZON GLOBAL FUNDING GROUP
            4.00%, 01/15/08                              5,000             5,011

     @ WASTE MANAGEMENT, INC.
            7.00%, 10/15/06                              2,825             3,099
                                                                     -----------
                                                                         191,970
       VARIABLE RATE OBLIGATIONS 4.6%
       -------------------------------------------------------------------------

       COUNTRYWIDE HOME LOAN
       Series K
            1.95%, 11/10/03                              5,000             5,024

       CREDIT SUISSE FIRST BOSTON INTERNATIONAL CORP.
            2.01%, 09/08/03                              3,000             2,952

       GENERAL MOTORS ACCEPTANCE CORP.
            3.03%, 11/19/03                              5,000             5,033

       HERTZ CORP.
            1.66%, 11/13/03                              5,000             4,961

       INTERNATIONAL LEASE FINANCE CORP.
            2.32%, 11/03/03                              5,000             5,068

       MBNA CORP.
            2.89%, 11/26/03                              2,000             2,027

       SEARS ROEBUCK ACCEPTANCE CORP.
            3.93%, 11/24/03                              5,000             5,060
                                                                     -----------
                                                                          30,125


                                                         See financial notes. 33

SCHWAB SHORT-TERM BOND MARKET FUND

PORTFOLIO HOLDINGS continued

       SECURITY
       SERIES                                      FACE VALUE        MKT. VALUE
            RATE, MATURITY DATE                    ($ x 1,000)       ($ x 1,000)
       COLLATERIZED MORTGAGE OBLIGATIONS & ASSET-
       BACKED OBLIGATIONS 11.5% of investments

       NON-U.S. GOVERNMENT AGENCY SECURITIES 5.7%
       -------------------------------------------------------------------------

       FIXED-RATE OBLIGATIONS 3.1%
       -------------------------------------------------------------------------

       ALTER MONETA RECEIVABLES, L.L.C.
       Series 2003-1
            2.56%, 03/15/11                              3,399             3,391

     @ CAPITAL ONE MASTER TRUST
       Series 2000-2 Class A
            7.20%, 08/15/08                              5,000             5,388

       MORGAN STANLEY DEAN WITTER CAPITAL I
       Series 2002-HE3N
            9.50%, 12/27/32                              1,681             1,682

       RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
       Series 2003-RZ3 Class A3
            2.14%, 02/25/30                             10,000             9,724
                                                                     -----------
                                                                          20,185
       VARIABLE RATE OBLIGATIONS 2.6%
       -------------------------------------------------------------------------

       BAYVIEW FINANCIAL ACQUISITION TRUST
       Series 2003-BA Class M1
            2.61%, 09/25/03                              3,406             3,407

       MBNA CREDIT CARD MASTER NOTE TRUST
       Series 2003-B3 Class B3
            1.48%, 10/15/03                              5,000             4,998

       OPTION ONE MORTGAGE LOAN TRUST
       Series 2003-3 Class N
            1.42%, 09/26/03                              4,027             4,032

       TERRAPIN FUNDING, L.L.C.
       Series 2003-1A Class B1
            2.40%, 09/08/03                              5,000             5,000
                                                                     -----------
                                                                          17,437
       U.S. GOVERNMENT AGENCY SECURITIES 5.8%
       -------------------------------------------------------------------------

       FREDDIE MAC
       Series 2574 Class JM
            5.00%, 12/15/22                              8,473             8,541

       FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
   (3) Series H006 Class A2
            2.84%, 02/05/10                             15,000            14,987
   (4) Series H010 Class A3
            2.72%, 04/15/10                             15,000            14,695
                                                                     -----------
                                                                          38,223
       MUNICIPAL BONDS 0.5% of investments

       CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES
       Power Supply Revenue
            3.59%, 05/01/04                              3,000             3,027

       COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
       2.7% of investments

       ATLANTIS TWO FUNDING CORP
            1.30%, 09/02/03                              8,097             8,097

       ATLANTIS TWO FUNDING CORP.
            1.25%, 09/11/03                              2,800             2,799

       WASHINGTON MUTUAL CAPITAL I
            1.18%, 09/02/03                              7,000             7,000
                                                                     -----------
                                                                          17,896

                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       OTHER INVESTMENT COMPANIES
       0.1% of investments

       PROVIDENT INSTITUTIONAL FUNDS-
       FED FUNDS PORTFOLIO  438,652                                          439

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


34 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

       SECURITY
       SERIES                                      FACE VALUE        MKT. VALUE
            RATE, MATURITY DATE                    ($ x 1,000)       ($ x 1,000)
       SHORT SALES

       COUPON NOTES
       -------------------------------------------------------------------------

       U.S. TREASURY NOTES
            4.25%, 08/15/13                              4,500             4,428

END OF SHORT SALES. For totals, please see the first page of holdings for this fund.

       COLLATERAL RECEIVED FOR SECURITIES LENDING

       COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
       -------------------------------------------------------------------------

       CONCORDE MM CAP. CO.
       1.08%, 09/12/03                                   3,983             3,979

       SHORT-TERM INVESTMENTS
       -------------------------------------------------------------------------

       CHASE MANHATTAN BANK TIME DEPOSIT
       1.00%, 09/02/03                                  11,466            11,466

       SOUTHTRUST BANK TIME DEPOSIT
       1.00%, 09/02/03                                  10,024            10,024

       SOCIETE GENERALE TIME DEPOSIT
       1.09%, 09/02/03                                  11,466            11,466
                                                                     -----------
                                                                          32,956


                                                                     MKT. VALUE
       SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)
       OTHER INVESTMENT COMPANIES
       -------------------------------------------------------------------------

       INSTITUTIONAL MONEY MARKET
       TRUST  133,245                                                    133,245

END OF COLLATERAL RECEIVED FROM SECURITIES LENDING. For totals, please see the first page of holdings for this fund.

In addition to the above, the fund held the following at 4/30/03. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                         Number of     Contract     Unrealized
                                         Contracts      Value     Gains/(Losses)
2 Year, Long
U.S. Treasury Note,
expires 12/18/03                            500        106,523              109
5 Year, Short
U.S. Treasury Note,
expires 12/18/03                            500         54,930              (54)
                                                                     -----------
                                                                             55


                                                         See financial notes. 35

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value (including $166,917 of
   securities on loan)                                              $ 658,269 a
Collateral held for securities on loan                                170,180
Receivables:
   Fund shares sold                                                     1,275
   Interest                                                             5,577
   Investments sold                                                     4,420
   Investments sold short                                               4,419
   Due from brokers for futures                                            16
Prepaid expenses                                                 +         36
                                                                 -------------
TOTAL ASSETS                                                          844,192

LIABILITIES
------------------------------------------------------------------------------
Securities sold short, at market value                                  4,428 b
Collateral held for securities on loan                                170,180
Payables:
   Fund shares redeemed                                                   919
   Dividends to shareholders                                            1,706
   Investments bought                                                  19,341
   Interest on securities sold short                                        9
   Investment adviser and administrator fees                                8
   Transfer agent and shareholder service fees                             14
Accrued expenses                                                 +         67
                                                                 -------------
TOTAL LIABILITIES                                                     196,672

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          844,192
TOTAL LIABILITIES                                                     196,672
                                                                 -------------
NET ASSETS                                                          $ 647,520

NET ASSETS BY SOURCE
Capital received from investors                                       646,728
Net realized capital losses                                            (3,583) c
Net unrealized capital gains                                            4,375 c

NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS    /    OUTSTANDING      =     NAV
$647,520           63,861                 $10.14

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $653,930. Not counting short-term obligations and government securities, the fund paid $261,260 for securities during the report period, and received $204,448 from securities it sold or that matured. For long-term government securities, the fund paid $536,011 during the reporting period and received $468,247 for securities it sold or that matured. Included in the total purchases and sales amounts are $7,385 in transactions with other SchwabFunds(R).

b The proceeds for securities sold short is $4,409.

c These derive from investments, futures and short sales.

  FEDERAL TAX DATA
  -----------------------------------------------------

  PORTFOLIO COST                               $654,306
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                        $  7,973
  Losses                                   +     (4,010)
                                           -------------
                                               $  3,963
  AS OF AUGUST 31, 2003:
  UNDISTRIBUTED EARNINGS:
  Ordinary income                              $  1,706
  Long-term capital gains                      $     --
  CAPITAL LOSSES UTILIZED                      $  4,116
  UNUSED CAPITAL LOSSES:
  Expires 08/31 of:                        Loss amount:
     2004                                         1,737
     2005                                           173
     2008                                  +      1,241
                                           -------------
                                               $  3,151
  RECLASSIFICATIONS:
  Net realized capital
     gains                                    ($     31)
  Reclassified as:
  Net investment income
     not yet distributed                       $     31


36 See financial notes.

SCHWAB SHORT-TERM BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                            $  21,808
Lending of securities                                                     293
Dividends                                                        +          8
                                                                 -------------
TOTAL INVESTMENT INCOME                                                22,109

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                 12,304
Net realized losses on futures contracts                                 (229)
Net realized gains on short sales                                +         29
                                                                 -------------
NET REALIZED GAINS                                                     12,104

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized losses on investments                                  (9,717)
Net unrealized gains on futures contracts                                  55
Net unrealized losses on short sales                             +        (19)
                                                                 -------------
NET UNREALIZED LOSSES                                                  (9,681)

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,688 a
Transfer agent and shareholder service fees                             1,464 b
Trustees' fees                                                             11 c
Custodian and portfolio accounting fees                                    51
Professional fees                                                          28
Registration fees                                                          46
Shareholder reports                                                        89
Other expenses                                                   +         16
                                                                 -------------
Total expenses                                                          3,393
Expense reduction                                                -        868 d
                                                                 -------------
NET EXPENSES                                                            2,525

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                22,109
NET EXPENSES                                                     -      2,525
                                                                 -------------
NET INVESTMENT INCOME                                                  19,584
NET REALIZED GAINS                                                     12,104 e
NET UNREALIZED LOSSES                                            +     (9,681) e
                                                                 -------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $  22,007

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through at least November 15, 2003, to 0.45% of average daily net assets. Prior to November 16, 2002, this limit was 0.35%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $2,423.


                                                         See financial notes. 37

SCHWAB SHORT-TERM BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                         9/1/02 - 8/31/03     9/1/01 - 8/31/02
Net investment income                            $ 19,584             $ 20,801
Net realized gains or losses                       12,104               (7,599)
Net unrealized gains or losses           +         (9,681)               7,295
                                         --------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             22,007               20,497

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income             $ 19,817             $ 20,466 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                9/1/02 - 8/31/03          9/1/01 - 8/31/02
                               SHARES        VALUE      SHARES           VALUE
Shares sold                    45,091    $ 459,837      38,164       $ 382,502
Shares reinvested               1,451       14,788       1,465          14,642
Shares redeemed            +  (31,673)    (322,739)    (27,201)       (272,237)
                           ----------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                         14,869    $ 151,886      12,428       $ 124,907

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                9/1/02 - 8/31/03            9/1/01 - 8/31/02
                               SHARES   NET ASSETS      SHARES      NET ASSETS
Beginning of period            48,992    $ 493,444      36,564       $ 368,506
Total increase             +   14,869      154,076      12,428         124,938 b
                           ----------------------------------------------------
END OF PERIOD                  63,861    $ 647,520      48,992       $ 493,444 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions paid for the current report period are:

  Ordinary income               $19,817
  Long-term capital gains       $    --

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $202 at the end of the prior period.


38 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    9/1/02-      9/1/01-      9/1/00-      9/1/99-      9/1/98-
                                                    8/31/03      8/31/02      8/31/01      8/31/00      8/31/99
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               10.22        10.24         9.65         9.58        10.18
                                                    --------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                              0.34         0.47         0.60         0.61         0.55
   Net realized and unrealized gains or losses        0.10         0.13         0.59         0.07        (0.53)
                                                    --------------------------------------------------------------------------------
   Total income from investment operations            0.44         0.60         1.19         0.68         0.02
Less distributions:
   Dividends from net investment income              (0.37)       (0.46)       (0.60)       (0.61)       (0.55)
   Distributions from net realized gains             (0.09)       (0.16)          --           --        (0.07)
                                                    --------------------------------------------------------------------------------
   Total distributions                               (0.46)       (0.62)       (0.60)       (0.61)       (0.62)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     10.20        10.22        10.24         9.65         9.58
                                                    --------------------------------------------------------------------------------
Total return (%)                                      4.37         6.18        12.68         7.36         0.14

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                             0.43         0.35         0.35         0.35 1       0.35
   Gross operating expenses                           0.54         0.57         0.58         0.63         0.74
   Net investment income                              3.36         4.66         6.00         6.42         5.55
Portfolio turnover rate                                121           74          153          135          174
Net assets, end of period ($ x 1,000,000)            1,025        1,053          926          647          480

1 The ratio of net operating expenses would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


                                                         See financial notes. 39

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS as of August 31, 2003

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

 @  Collateral for futures contracts

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                     COST           MARKET VALUE
HOLDINGS BY CATEGORY                               ($x1,000)          ($x1,000)
--------------------------------------------------------------------------------
 46.6%     COLLATERIZED MORTGAGE
           OBLIGATIONS & ASSET-
           BACKED OBLIGATIONS                        589,629             583,892

 27.1%     CORPORATE BONDS                           335,689             339,547

 22.5%     FIXED-RATE-
           U.S. GOVERNMENT
           SECURITIES                                280,986             281,532

  0.6%     MUNICIPAL BONDS                             7,000               7,063

  2.7%     COMMERCIAL PAPER &
           OTHER CORPORATE
           OBLIGATIONS                                33,991              33,992

  0.5%     PREFERRED STOCK                             5,980               5,943

  0.0%     OTHER INVESTMENT
           COMPANIES                                     722                 722
--------------------------------------------------------------------------------
100.0%     TOTAL INVESTMENTS                       1,253,997           1,252,691

COLLATERAL RECEIVED                                   COST          MARKET VALUE
FOR SECURITIES LENDING                             ($x1,000)          ($x1,000)
--------------------------------------------------------------------------------
           SHORT-TERM
           INVESTMENTS                                29,863              29,863

           OTHER INVESTMENT
           COMPANIES                                 121,555             121,555
--------------------------------------------------------------------------------
           TOTAL COLLATERAL
           RECEIVED FOR
           SECURITIES LENDING                        151,418             151,418

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
           RATE, MATURITY DATE                   ($ x 1,000)         ($ x 1,000)
      COLLATERIZED MORTGAGE OBLIGATIONS & ASSET-
      BACKED OBLIGATIONS 46.6% of investments

      NON-U.S. GOVERNMENT AGENCY SECURITIES 14.0%
      --------------------------------------------------------------------------

      FIXED-RATE OBLIGATIONS 1.8%
      --------------------------------------------------------------------------

      CAPITAL ONE MASTER TRUST
      Series 2000-2 Class A
         7.20%, 08/15/08                               5,000               5,391

      CITIBANK CREDIT CARD MASTER TRUST I
      Series 1999-5 Class A
         6.10%, 05/15/08                               5,000               5,440

      MBNA CREDIT CARD MASTER NOTE TRUST
      Series 2002-A1 Class A1
         4.95%, 06/15/09                               5,000               5,296

      MORGAN STANLEY DEAN WITTER CAPITAL I
      Series 2002-HE3N
         9.50%, 12/27/32                               2,881               2,883
      Series 2002-NC4N
         9.50%, 09/25/32                               3,396               3,399
                                                                       ---------
                                                                          22,409
      CORPORATE BONDS 27.1% of investments

      FIXED-RATE OBLIGATIONS 21.8%
      --------------------------------------------------------------------------

      AB SPINTAB, 144A
         7.50%, 08/14/49                               6,300               6,969

      ABITIBI CONSOLIDATED, INC.
         8.55%, 08/01/10                               4,000               4,251

    @ APPALACHIAN POWER CO.
       Series H
         5.95%, 05/15/33                               3,000               2,684

    @ AUTONATION, INC., 144A
         9.00%, 08/01/08                               4,150               4,596

      BANK OF AMERICA CORP.
         7.80%, 02/15/10                               5,000               5,868

      CENDANT CORP., 144A
         6.88%, 08/15/06                               3,500               3,807

    @ CHANCELLOR MEDIA / CLEAR CHANNEL COMMUNICATION,
       144A
         8.00%, 11/01/08                               3,000               3,420


40 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
    @ CITICORP CAPITAL I
         7.93%, 02/15/27                               3,000               3,329

      CODELCO, INC., 144A
         6.38%, 11/30/12                               5,000               5,221

      COLUMBIA ENERGY GROUP
      Series F
         7.42%, 11/28/15                               5,800               6,231

      CONTINENTAL CABLEVISION
         9.50%, 08/01/13                               3,000               3,526

    @ CORESTATES CAPITAL TRUST I, 144A
         8.00%, 12/15/26                               2,000               2,241

      ENTERGY GULF STATES, 144A
         5.25%, 08/01/15                               5,000               4,660

      ERAC U.S.A. FINANCE CO., 144A
         7.35%, 06/15/08                               7,000               7,908

      FORD MOTOR CREDIT
         6.88%, 02/01/06                               6,000               6,305

      FRANCE TELECOM
         10.00%, 03/01/31                              5,000               6,467

    @ GENERAL ELECTRIC CAPITAL CORP
      Series A
         6.00%, 06/15/12                               5,000               5,288

      GENERAL MILLS, INC
         6.00%, 02/15/12                               5,000               5,290

      GENERAL MOTORS
         8.38%, 07/15/33                               5,000               4,955

      GOLDMAN SACHS GROUP, INC
         6.88%, 01/15/11                               5,000               5,566
         4.75%, 07/15/13                               2,000               1,895

      HCA, INC
    @    7.15%, 03/30/04                               5,800               5,913
         6.91%, 06/15/05                               4,668               4,875

    @ HIGHMARK, INC., 144A
         6.80%, 08/15/13                              10,000              10,238

      HOUSEHOLD FINANCE CORP
         4.75%, 07/15/13                               5,000               4,699

      HUSKY OIL LTD., 144A
         8.90%, 08/15/28                               6,000               6,900

    @ INTERNATIONAL LEASE FINANCE CORP
         5.88%, 05/01/13                               2,000               2,033

      JONES INTERCABLE, INC. (COMCAST CORP.)
         8.88%, 04/01/07                               5,000               5,256

      LENNAR CORP. 144A
      Series B
         9.95%, 05/01/10                               5,000               5,810

      MANDALAY RESORT GROUP, 144A
         6.50%, 07/31/09                               2,000               2,015

      MDC HOLDINGS, INC
         5.50%, 05/15/13                               7,000               6,619

    @ MGM MIRAGE, INC
         7.25%, 10/15/06                               2,500               2,681

    @ MILLER BREWING CO., 144A
         4.25%, 08/15/08                               5,000               4,990

      PHILLIPS PETROLEUM CO
         9.38%, 02/15/11                               5,000               6,286

    @ PRINCIPAL LIFE GLOBAL, 144A
         3.63%, 04/30/08                               2,000               1,968

      PROVINCE OF ONTARIO
         6.00%, 02/21/06                               6,000               6,476

      RAYTHEON CO
         6.50%, 07/15/05                               7,000               7,505

    @ RELIANT ENERGY RESOURCES, 144A
      Series B
         8.13%, 07/15/05                               5,390               5,753

      REPUBLIC OF ITALY
         4.38%, 10/25/06                               6,000               6,254

    @ REPUBLIC OF SOUTH AFRICA
         9.13%, 05/19/09                               3,000               3,577

    @ RYLAND GROUP, INC
         5.38%, 06/01/08                               7,000               6,983

      SOCGEN REAL ESTATE, L.L.C., 144A
      Series A
         7.64%, 12/29/49                               5,000               5,585

      SVENSKA HANDELSBANKEN, 144A
         7.13%, 03/29/49                               5,000               5,453

    @ TCI COMMUNICATIONS, INC
         7.88%, 02/15/26                               5,000               5,543

      TELUS CORP
         7.50%, 06/01/07                               2,000               2,185

    @ TIME WARNER, INC
         9.15%, 02/01/23                               5,000               6,030

      TURNER BROADCASTING
         8.40%, 02/01/24                               3,800               4,008


                                                         See financial notes. 41

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
    @ TYCO INTERNATIONAL GROUP, SA
         6.38%, 06/15/05                               2,000               2,083

      UNION PACIFIC CORP
         8.35%, 05/01/25                               5,000               5,592

      UNITED MEXICAN STATES
         4.63%, 10/08/08                               7,000               6,948

      VERIZON NEW ENGLAND, INC
         6.50%, 09/15/11                               7,000               7,627

      WASHINGTON MUTUAL CAPITAL I
         8.38%, 06/01/27                               3,000               3,344

      WASTE MANAGEMENT, INC
         7.38%, 08/01/10                               5,000               5,623

      XTO ENERGY, INC
         7.50%, 04/15/12                               5,000               5,400
                                                                       ---------
                                                                         272,729
      VARIABLE RATE OBLIGATIONS 5.3%
      --------------------------------------------------------------------------

      BOISE CASCADE CO
      Series A
         3.11%, 10/15/03                              10,000               9,950

      CREDIT SUISSE FIRST BOSTON INTERNATIONAL CORP
         2.01%, 09/08/03                               4,640               4,562

      FORD MOTOR CREDIT
         1.77%, 10/17/03                              10,000               9,764

      GENERAL MOTORS ACCEPTANCE CORP
         3.03%, 11/19/03                              10,000              10,067

      GULF STATES UTILITIES, 144A
         2.58%, 09/02/03                               5,000               5,000

      HERTZ CORP
         1.66%, 11/13/03                              10,500              10,418

      MBNA CORP
         2.89%, 11/26/03                               2,000               2,027
      Series F
         2.13%, 09/12/03                               5,000               5,017

      NATIONAL CONSUMER COOPERATIVE BANK
      Series B
         3.39%, 11/05/03                              10,000              10,013
                                                                       ---------
                                                                          66,818
      FIXED-RATE - U.S. GOVERNMENT SECURITIES
      22.5% of investments

      COUPON NOTES 15.8%
      --------------------------------------------------------------------------

      U.S. TREASURY BONDS
         13.75%, 08/15/04                              6,000               6,703
         9.88%, 11/15/15                               5,000               7,339
         7.25%, 05/15/16                              10,000              12,227
         9.00%, 11/15/18                               5,000               7,072
         8.00%, 11/15/21                               7,000               9,255
         7.25%, 08/15/22                               6,500               8,012
         6.25%, 08/15/23                               2,000               2,221
         6.13%, 11/15/27                               7,500               8,258
         5.25%, 02/15/29                               5,000               4,919
         6.13%, 08/15/29                               1,000               1,107
         6.25%, 05/15/30                              10,000              11,290
         5.38%, 02/15/31                              13,000              13,283

      U.S. TREASURY NOTES
         5.25%, 05/15/04                               3,500               3,601
         2.13%, 10/31/04                               3,000               3,027
         5.88%, 11/15/04                               2,500               2,633
         1.63%, 01/31/05                               5,000               5,007
         7.50%, 02/15/05                               8,000               8,681
         1.63%, 03/31/05                               5,000               4,999
         6.50%, 05/15/05                               5,000               5,399
         1.13%, 06/30/05                               5,000               4,939
         1.50%, 07/31/05                               5,000               4,965
         2.00%, 05/15/06                               4,000               3,970
         4.63%, 05/15/06                               5,000               5,300
         6.50%, 10/15/06                               6,000               6,700
         6.25%, 02/15/07                               5,000               5,576
         6.63%, 05/15/07                               2,000               2,262
         3.25%, 08/15/07                               1,500               1,514
         6.13%, 08/15/07                               4,000               4,463
         3.00%, 11/15/07                               3,500               3,484
         2.63%, 05/15/08                               5,000               4,844
         6.50%, 02/15/10                               5,000               5,748
         5.00%, 08/15/11                               7,000               7,372
         3.88%, 02/15/13                               3,500               3,354
         3.63%, 05/15/13                               8,500               7,995
         4.25%, 08/15/13                                 900                 886
                                                                       ---------
                                                                         198,405

      AGENCY OBLIGATIONS 6.6%
      --------------------------------------------------------------------------

      FANNIE MAE
         3.88%, 03/15/05                               7,500               7,742


42 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
         4.25%, 07/15/07                               5,000               5,164
         6.00%, 05/15/08                               5,000               5,495
         2.50%, 06/15/08                              15,000              14,212
         6.63%, 09/15/09                               2,500               2,817
         4.38%, 09/15/12                              10,000               9,641
         7.25%, 05/15/30                               2,500               2,962

      FREDDIE MAC
         4.25%, 06/15/05                               5,000               5,195
         4.88%, 03/15/07                               5,000               5,285
         7.00%, 03/15/10                               5,000               5,741
         5.75%, 01/15/12                               5,000               5,323
         5.13%, 07/15/12                               5,000               5,088
         4.50%, 01/15/13                               5,000               4,838
         6.25%, 07/15/32                               2,500               2,629
                                                                       ---------
                                                                          82,132

      DISCOUNT NOTES 0.1%
      --------------------------------------------------------------------------

    @ U.S. TREASURY BILLS
         1.02%, 02/26/04                               1,000                 995

      VARIABLE RATE OBLIGATIONS 12.2%
      --------------------------------------------------------------------------

  (7) AEGIS ASSET BACKED SECURITIES TRUST
      Series 2003-1 Class A1
         1.51%, 09/25/03                              18,603              18,640

      AIRPLANES PASS THROUGH TRUST
      Series 2001-1A Class A9
         1.66%, 09/15/03                               8,000               6,809

      ASSET BACKED SECURITIES CORP. HOME EQUITY LOAN
      TRUST
      Series 2003-HE1 Class A2
        1.61%, 09/15/03                               12,763              12,817

      CAPITAL ONE MULTI-ASSET EXECUTION TRUST
      Series 2003-A1 Class A1
         1.50%, 09/15/03                              10,000              10,053

  (6) CENTEX HOME EQUITY LOAN TRUST
      Series 2003-B Class M1
         1.81%, 09/25/03                              19,000              19,007

      COUNTRYWIDE ASSET-BACKED CERTIFICATES
      Series 2001-3 Class M1
         1.61%, 09/25/03                               3,000               3,005
      Series 2001-BC3 Class M1
         1.66%, 09/25/03                               5,000               4,997
      Series 2002-3 Class M1
         1.86%, 09/25/03                               4,000               4,012

  (9) FIRST FRANKLIN MORTGAGE LOAN ASSET-BACKED
      CERTIFICATES
      Series 2002-FF3 Class A2
         1.51%, 09/25/03                              17,859              17,918

      LONG BEACH MORTGAGE LOAN TRUST
      Series 2003-1 Class A2
         1.51%, 09/25/03                               4,468               4,477

  (8) MASTER ASSET BACKED SECURITIES TRUST
      Series 2003-OPT1 Class A2
         1.53%, 09/25/03                              17,915              17,960

      MBNA CREDIT CARD MASTER NOTE TRUST
      Series 2003-B3 Class B3
         1.48%, 10/15/03                              10,000              10,002

      PEAGSUS AVIATION LEASE SECURITIZATION
      Series 2001-1A Class A3
         1.79%, 09/10/03                               9,103               6,742

      PROVIDENT BANK HOME EQUITY LOAN TRUST
      Series 1997-2 Class A5
         1.34%, 08/13/06                               3,050               3,048

      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
      Series 2003-RS1 Class AII
         1.50%, 09/25/03                              13,202              13,227
                                                                       ---------
                                                                         152,714
      U.S. GOVERNMENT AGENCY SECURITIES 32.6%
      --------------------------------------------------------------------------

      FANNIE MAE
    =    6.00%, 05/21/07                               5,000               5,084
 =(1)    5.50%, 01/12/10                              60,000              59,756
 =(5)    5.00%, 12/07/10                              25,000              24,195
      Pool# 572123
         5.50%, 07/18/06                                  50                  51
      Pool# 313346
         7.00%, 01/01/07                                 537                 565
      Pool# 177450
         7.00%, 10/01/07                                  20                  21
      Pool# 187589
         7.00%, 11/01/07                                  49                  52
      Pool# 199468
         7.00%, 01/01/08                                 302                 320
      Pool# 234418
         7.00%, 09/01/08                                 227                 241
      Pool# 243050
         7.00%, 10/01/08                                 261                 277
      Pool# 322816
         7.00%, 09/01/10                                  54                  57


                                                         See financial notes. 43

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
      Pool# 327130
         7.00%, 10/10/10                                 129                 137
      Pool# 344397
         7.00%, 04/01/11                                  25                  27
      Pool# 390378
         7.00%, 08/01/12                                  34                  36
      Pool# 392512
         7.00%, 09/01/12                                  16                  17
      Pool# 404280
         7.00%, 12/01/12                                  75                  80
      Pool# 417450
         7.00%, 02/01/13                                  46                  49
      Pool# 323437
         5.50%, 12/01/13                                 629                 646
      Pool# 482675
         5.50%, 01/01/14                                 178                 182
      Pool# 440789
         5.50%, 03/01/14                                  15                  15
      Pool# 488587
         5.50%, 03/01/14                                 105                 108
      Pool# 482550
         5.50%, 04/01/14                                  52                  53
      Pool# 491110
         5.50%, 04/01/14                                 167                 172
      Pool# 492793
         5.50%, 06/01/14                                  65                  66
      Pool# 496816
         5.50%, 06/01/14                                  59                  60
      Pool# 498293
         7.00%, 07/01/14                                  18                  19
      Pool# 527268
         7.00%, 11/01/14                                  15                  16
      Pool# 535633
         5.50%, 12/01/14                                  10                  10
      Pool# 536805
         7.00%, 03/01/15                                   7                   7
      Pool# 537374
         7.00%, 06/01/15                                  20                  21
      Pool# 539782
         7.00%, 06/01/15                                  28                  30
      Pool# 550860
         7.00%, 08/01/15                                  54                  57
      Pool# 253430
         7.00%, 09/01/15                                 444                 472
      Pool# 550568
         7.00%, 09/01/15                                 499                 530
      Pool# 556587
         7.00%, 10/01/15                                 127                 135
      Pool# 550415
         7.00%, 11/01/15                                  96                 102
      Pool# 545034
         7.00%, 12/01/15                                 244                 260
      Pool# 535662
         7.00%, 01/01/16                               5,968               6,347
      Pool# 570681
         5.50%, 02/01/16                                   7                   7
      Pool# 535944
         7.00%, 02/01/16                                 643                 684
      Pool# 572133
         7.00%, 02/01/16                                  73                  78
      Pool# 572726
         7.00%, 03/01/16                                  91                  96
      Pool# 572794
         7.00%, 03/01/16                                  41                  44
      Pool# 253666
         7.00%, 03/01/16                                 384                 408
      Pool# 574866
         5.50%, 04/01/16                                  39                  40
      Pool# 505038
         5.50%, 06/01/16                                  21                  22
      Pool# 580055
         5.50%, 07/01/16                                  60                  61
      Pool# 622533
         7.00%, 04/01/16                                 269                 286
      Pool# 253797
         5.50%, 05/01/16                               1,583               1,620
      Pool# 569314
         5.50%, 07/01/16                                  61                  63
      Pool# 613008
         7.00%, 07/01/16                                 774                 824
      Pool# 608827
         7.00%, 09/01/16                                  37                  40
      Pool# 587851
         5.50%, 11/01/16                                  52                  53
      Pool# 604966
         5.50%, 11/01/16                                  41                  42
      Pool# 622466
         5.50%, 12/01/16                                  34                  35
      Pool# 623761
         7.00%, 01/01/17                                 123                 131
      Pool# 545400
         5.50%, 01/01/17                                 679                 695


44 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
      Pool# 545411
         5.50%, 01/01/17                                 800                 819
      Pool# 609703
         5.50%, 03/01/17                                 729                 746
      Pool# 625942
         5.50%, 03/01/17                                  48                  49
      Pool# 638392
         5.50%, 03/01/17                               1,411               1,442
      Pool# 643839
         7.00%, 05/01/17                                 474                 504
      Pool# 644496
         5.50%, 06/01/17                                 834                 853
      Pool# 650126
         7.00%, 06/01/17                                 120                 127
      Pool# 651274
         7.00%, 07/01/17                               1,275               1,356
      Pool# 647546
         5.50%, 08/01/17                                  50                  51
      Pool# 731473
         5.50%, 08/01/17                               1,801               1,843
      Pool# 626827
         5.50%, 09/01/17                                  69                  70
      Pool# 663217
         5.50%, 10/01/17                                  62                  63
      Pool# 664109
         5.50%, 10/01/17                                  60                  61
      Pool# 545967
         5.50%, 10/01/17                                  70                  72
      Pool# 679284
         7.00%, 10/01/17                                  64                  68
      Pool# 674151
         5.50%, 11/01/17                                  67                  68
      Pool# 254607
         7.00%, 11/01/17                                 756                 804
      Pool# 671599
         5.50%, 11/01/17                                  72                  73
      Pool# 639919
         5.50%, 11/01/17                                 815                 833
      Pool# 673022
         5.50%, 12/01/17                                 837                 855
      Pool# 555291
         5.50%, 12/01/17                               1,545               1,579
      Pool# 674742
         5.50%, 01/01/18                                 846                 865
      Pool# 677469
         5.50%, 01/01/18                               1,768               1,807
      Pool# 678973
         5.50%, 01/01/18                                  54                  55
      Pool# 680035
         5.50%, 01/01/18                                 139                 142
      Pool# 681185
         5.50%, 01/01/18                                  51                  52
      Pool# 357350
         5.50%, 02/01/18                                 236                 242
      Pool# 677606
         5.50%, 02/01/18                                  49                  50
      Pool# 681386
         5.50%, 02/01/18                                  68                  70
      Pool# 682986
         5.50%, 02/01/18                                  46                  47
      Pool# 687154
         5.50%, 02/01/18                                  52                  53
      Pool# 711583
         5.50%, 03/01/18                                  33                  33
      Pool# 555352
         5.50%, 03/01/18                                 683                 698
      Pool# 555456
         5.50%, 04/01/18                                 897                 917
      Pool# 699526
         5.50%, 06/01/18                                  46                  47
      Pool# 254472
         6.50%, 09/01/22                               9,754              10,130
      Pool# 628209
         6.50%, 02/01/32                               1,809               1,873
      Pool# 635861
         6.50%, 03/01/32                               8,079               8,366
      Pool# 646817
         6.00%, 04/01/33                              10,195              10,369
      Pool# 644590
         6.50%, 05/01/32                               5,672               5,871
      Pool# 670402
         6.50%, 06/01/32                                 693                 718
      Pool# 545762
         6.50%, 07/01/32                               2,889               2,991
      Pool# 656434
         6.50%, 08/01/32                               2,296               2,376
      Pool# 555708
         7.50%, 01/01/33                              13,728              14,599
      Pool# 680982
         6.00%, 01/01/33                              13,341              13,568
      Pool# 720769
         6.00%, 08/01/33                               6,466               6,575
    = Pool# 727107
         6.00%, 08/01/33                               2,275               2,313


                                                         See financial notes. 45

SCHWAB TOTAL BOND MARKET FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
      FREDDIE MAC
 =(3)    6.00%, 05/28/06                              28,000              28,963
=(10)    5.00%, 05/02/08                              17,000              17,064
      Pool# C65062
         6.50%, 03/01/32                              15,009              15,549
      Series 2574 Class JM
         5.00%, 12/15/22                               8,473               8,541
      Pool# G01477
         6.00%, 12/01/32                              13,178              13,394

  (4) FREDDIE MAC STRUCTURED PASS THROUGH SECURITIES
      Series H010 Class A3
         2.72%, 04/15/10                              25,000              24,492

      GINNIE MAE
    =    6.00%, 09/01/03                              14,000              14,298
 =(2)    7.00%, 02/03/05                              49,000              51,787
    =    8.00%, 10/14/05                              10,000              10,750
    =    6.50%, 05/03/06                              14,000              14,564
      Pool# 781478
         7.50%, 03/15/32                               6,296               6,702
                                                                       ---------
                                                                         408,769
      MUNICIPAL BONDS 0.6% of investments

      CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES
      Power Supply Revenue
         3.59%, 05/01/04                               7,000               7,063

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      2.7% of investments

      ATLANTIS TWO FUNDING CORP.
         1.25%, 09/11/03                               3,500               3,499

      DAIMLER-CHRYSLER, N.A. HOLDINGS
         1.20%, 09/04/03                               4,000               4,000

      GENERAL MOTORS ACCEPTANCE CORP.
         1.24%, 09/15/03                              10,500              10,495

      KINDER MORGAN ENERGY PARTNERS
         1.10%, 09/02/03                              10,000              10,000

      PHH CORP.
         1.13%, 09/15/03                               4,000               3,998

      WASHINGTON MUTUAL CAPITAL I
         1.18%, 09/02/03                               2,000               2,000
                                                                       ---------
                                                                          33,992

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      PREFERRED STOCK 0.5% of investments

      COBANK   115,000                                                     5,943

      OTHER INVESTMENT COMPANIES
      0.0% of investments

      PROVIDENT INSTITUTIONAL FUNDS-
      FED FUNDS PORTFOLIO   722,228                                          722

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

      SECURITY
      SERIES                                     FACE VALUE          MKT. VALUE
         RATE, MATURITY DATE                     ($ x 1,000)         ($ x 1,000)
      COLLATERAL RECEIVED FOR SECURITIES LENDING

      SHORT-TERM INVESTMENTS
      --------------------------------------------------------------------------

      CHASE MANHATTAN BANK TIME DEPOSIT
         1.00%, 09/02/03                              10,460              10,460

      SOUTHTRUST BANK TIME DEPOSIT
         1.00%, 09/02/03                               8,943               8,943

      SOCIETE GENERALE TIME DEPOSIT
         1.09%, 09/02/03                              10,460              10,460
                                                                       ---------
                                                                          29,863

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      OTHER INVESTMENT COMPANIES
      --------------------------------------------------------------------------

      INSTITUTIONAL MONEY MARKET
      TRUST   121,555                                                    121,555

END OF COLLATERAL RECEIVED FROM SECURITIES LENDING. For totals, please see the first page of holdings for this fund.


46 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

In addition to the above, the fund held the following at 8/31/03. All numbers are x 1,000 except number of futures contracts.

FUTURES CONTRACTS

                                      Number of      Contract       Unrealized
                                      Contracts        Value      Gains/(Losses)
2 Year, Long
U.S. Treasury Note,
expires 12/18/03                            300        63,914                 2

30 Year, Short
U.S. Treasury Note,
expires 12/18/03                            100        10,600                (3)
                                                                       ---------
                                                                             (1)


                                                         See financial notes. 47

SCHWAB TOTAL BOND MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value (including $148,699 of
   securities on loan)                                               $ 1,252,691 a
Collateral held for securities on loan                                   151,418
Receivables:
   Fund shares sold                                                          670
   Dividends                                                                  57
   Interest                                                                8,232
Prepaid expenses                                                  +           32
                                                                  --------------
TOTAL ASSETS                                                           1,413,100

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                   151,418
Payables:
   Fund shares redeemed                                                      900
   Dividends to shareholders                                               3,239
   Investments bought                                                    232,289
   Due to brokers for futures                                                  2
   Investment adviser and administration fees                                 13
   Transfer agent and shareholder service fees                                21
Accrued expenses                                                  +           75
                                                                  --------------
TOTAL LIABILITIES                                                        387,957

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                           1,413,100
TOTAL LIABILITIES                                                 -      387,957
                                                                  --------------
NET ASSETS                                                           $ 1,025,143

NET ASSETS BY SOURCE
Capital received from investors                                          995,981
Distributions in excess of net investment income                            (518)
Net realized capital gains                                                30,987 b
Net unrealized capital losses                                             (1,307)

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$1,025,143       100,455           $10.20

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $1,253,997. Not counting short-term obligations and government securities, the fund paid $609,213 for securities during the reporting period, and received $502,611 from securities it sold or that matured. For long-term government securities, the fund paid $2,223,429 during the report period and received $799,474 for securities it sold or that matured. Included in the total purchases and sales amounts are $14,568 in transactions with other Schwab Funds(R).

b These derive from investments, futures, swap agreements and short sales.

FEDERAL TAX DATA
---------------------------------------------------

PORTFOLIO COST                          $1,254,810
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $   13,969
Losses                              +      (16,088)
                                    --------------
                                       ($    2,119)
AS OF AUGUST 31, 2003:
UNDISTRIBUTED EARNINGS:
Ordinary income                         $   18,753
Long-term capital gains                 $   15,766
RECLASSIFICATIONS:
Net realized capital
   gains                               ($    1,634)
Reclassified as:
Net investment income
   not yet distributed                  $    1,634


48 See financial notes.

SCHWAB TOTAL BOND MARKET FUND

Statement of
OPERATIONS
For September 1, 2002 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                               $ 39,056
Lending of securities                                                       309
Dividends                                                           +       295
                                                                    ------------
TOTAL INVESTMENT INCOME                                                  39,660

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized gains on investments sold                                   43,377

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                    (33,178)
Net unrealized depreciation on futures                              +        (1)
                                                                    ------------
NET UNREALIZED LOSSES                                                  ($33,179)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 2,702 a
Transfer agent and shareholder service fees                               2,616 b
Trustees' fees                                                               14 c
Custodian and portfolio accounting fees                                     118
Professional fees                                                            30
Registration fees                                                            31
Shareholder reports                                                         125
Other expenses                                                      +        26
                                                                    ------------
Total expenses                                                            5,662
Expense reduction                                                   -     1,169 d
                                                                    ------------
NET EXPENSES                                                              4,493

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  39,660
NET EXPENSES                                                        -     4,493
                                                                    ------------
NET INVESTMENT INCOME                                                    35,167
NET REALIZED GAINS                                                       43,377 e
NET UNREALIZED LOSSES                                               +   (33,179) e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $ 45,365

  Unless stated, all numbers are x 1,000.

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the annual operating expenses of this fund through at least November 15, 2003, to 0.45% of average daily net assets. Prior to November 16, 2002, this limit was 0.35%. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $10,198.


                                                         See financial notes. 49

SCHWAB TOTAL BOND MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers are x 1,000.

OPERATIONS
---------------------------------------------------------------------------------
                                            9/1/02 - 8/31/03    9/1/01 - 8/31/02
Net investment income                                $35,167             $46,023
Net realized gains                                    43,377               4,299
Net unrealized gains or losses              +        (33,179)             10,232
                                            -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                45,365              60,554

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income                  37,803              45,256
Distributions from net realized gains
   on investments                           +          9,120              15,184
                                            -------------------------------------
TOTAL DISTRIBUTIONS PAID                             $46,923             $60,440 a

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------------
                                    9/1/02-8/31/03            9/1/01-8/31/02
                                  SHARES        VALUE       SHARES        VALUE
Shares sold                       34,089    $ 351,983       45,679    $ 460,968
Shares reinvested                  4,171       43,002        5,324       53,370
Shares redeemed              +   (40,877)    (421,166)     (38,444)    (388,007)
                             ----------------------------------------------------
NET TRANSACTIONS IN FUND
SHARES                            (2,617)   ($ 26,181)      12,559    $ 126,331

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------------
                                    9/1/02-8/31/03            9/1/01-8/31/02
                                  SHARES   NET ASSETS       SHARES    NET ASSETS
Beginning of period              103,072   $1,052,882       90,513    $  926,437
Total increase or decrease   +    (2,617)     (27,739)      12,559       126,445 b
                             ----------------------------------------------------
END OF PERIOD                    100,455   $1,025,143      103,072    $1,052,882 c

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions paid for the current report period are:

  Ordinary income                 $43,912
  Long-term capital gains         $ 3,011

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes distributions in excess of net investment income in the amount of $518 for the current period and net investment income not yet distributed in the amount of $484 for the prior period.

  Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

  SCHWAB MARKETTRACK PORTFOLIOS(R)
  Growth Portfolio                           8.0%
  Balanced Portfolio                        16.8%
  Conservative Portfolio                    14.9%

  SCHWAB ANNUITY PORTFOLIOS
  Growth Portfolio II                        0.3%


50 See financial notes.

SCHWAB GNMA FUND

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                              3/3/03 1-
INVESTOR SHARES                               8/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                              ----------------------------------
Income from investment operations:
     Net investment income                      0.06
     Net realized and unrealized losses        (0.17)
                                              ----------------------------------
     Total income from investment operations   (0.11)
Less distributions:
     Dividends from net investment income      (0.20)
                                              ----------------------------------
Net asset value at end of period                9.69
                                              ----------------------------------
Total return (%)                               (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
     Net operating expenses                       -- 3
     Gross operating expenses                   0.99 3
     Net investment income                      1.37 3
Portfolio turnover rate                          105
Net assets, end of period ($ x 1,000,000)         21

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 51

SCHWAB GNMA FUND

                                              3/3/03 1-
SELECT SHARES(R)                              8/31/03
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period         10.00
                                              ----------------------------------
Income from investment operations:
     Net investment income                      0.06
     Net realized and unrealized losses        (0.17)
                                              ----------------------------------
     Total income from investment operations   (0.11)
Less distributions:
     Dividends from net investment income      (0.20)
                                              ----------------------------------
Net asset value at end of period                9.69
                                              ----------------------------------
Total return (%)                               (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
     Net operating expenses                       -- 3
     Gross operating expenses                   0.83 3
     Net investment income                      1.37 3
Portfolio turnover rate                          105
Net assets, end of period ($ x 1,000,000)         28

1 Commencement of operations.

2 Not annualized.

3 Annualized.


52 See financial notes.

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS as of August 31, 2003.

This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

                                                         COST       MARKET VALUE
HOLDINGS BY CATEGORY                                   ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 93.7%      COLLATERALIZED
            MORTGAGE
            OBLIGATIONS & ASSET-
            BACKED OBLIGATIONS                            53,031          52,315

  5.4%      COMMERCIAL PAPER
            & OTHER CORPORATE
            OBLIGATIONS                                    2,999           2,999

  0.9%      OTHER INVESTMENT
            COMPANIES                                        534             534
--------------------------------------------------------------------------------
100.0%      TOTAL INVESTMENTS                             56,564          55,848

      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
        RATE, MATURITY DATE                          ($ x 1,000)     ($ x 1,000)
      COLLATERALIZED MORTGAGE OBLIGATIONS & ASSET-
      BACKED OBLIGATIONS 93.7% of investments

      U.S. GOVERNMENT AGENCY SECURITIES 92.3%
      --------------------------------------------------------------------------

      FANNIE MAE
 (10) Pool# 628210
         6.50%, 03/01/32                                   1,771           1,834
  (2) Series 2003-22 Class UK
         4.00%, 09/21/31                                   4,900           4,749
  (4) Series 2003-37 Class FK
         1.91%, 05/25/33                                   4,181           4,182

      GINNIE MAE
      Pool# 585163
         5.00%, 02/15/18                                   1,761           1,783
      Pool# 3070
         8.00%, 11/15/03                                       1               1
      Pool# 3073
         8.00%, 02/15/04                                       3               3
      Pool# 3672
         8.00%, 02/15/04                                      13              14
      Pool# 3556
         8.00%, 06/15/04                                      13              13
      Pool# 3895
         8.00%, 06/15/04                                      15              15
      Pool# 3936
         8.00%, 07/15/04                                      19              20
      Pool# 6368
         8.00%, 06/15/05                                      35              37
      Pool# 6371
         8.00%, 08/15/05                                       1               1
      Pool# 6524
         8.00%, 08/15/05                                      22              23
      Pool# 6797
         8.00%, 08/15/05                                      50              53
      Pool# 7378
         8.00%, 09/15/05                                      52              54
      Pool# 10840
         8.00%, 06/15/06                                      19              20
      Pool# 11366
         8.00%, 08/15/06                                      61              64
      Pool# 12016
         8.00%, 09/15/06                                      20              22
      Pool# 13919
         8.00%, 12/15/06                                      54              57
      Pool# 15531
         8.00%, 01/15/07                                      21              23
      Pool# 17250
         8.00%, 09/15/07                                       1               1
      Pool# 24200
         8.00%, 05/15/08                                      36              38
      Pool# 25484
         8.00%, 05/15/08                                     109             117
      Pool# 23178
         8.00%, 06/15/08                                      86              93
      Pool# 23912
         8.00%, 08/15/08                                      67              72
      Pool# 33545
         8.00%, 08/15/09                                      54              58
      Pool# 358813
         7.50%, 07/15/23                                     870             933
      Pool# 345964
         7.00%, 11/15/23                                     325             346
      Pool# 780168
         6.50%, 05/15/24                                     138             144


                                                         See financial notes. 53

SCHWAB GNMA FUND

PORTFOLIO HOLDINGS continued

      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                         ($ x 1,000)     ($ x 1,000)

      Pool# 780560
         6.50%, 05/15/24                                     258             269
      Pool# 780034
         7.00%, 08/15/24                                     862             916
      Pool# 416898
         7.50%, 04/15/26                                     258             275
      Pool# 780421
         7.50%, 08/15/26                                     385             411
      Pool# 451364
         8.50%, 08/15/27                                      36              39
      Pool# 454376
         7.50%, 03/15/28                                      23              25
      Pool# 780770
         6.00%, 04/15/28                                     678             694
      Pool# 458886
         7.00%, 05/15/28                                     332             351
      Pool# 780794
         8.50%, 05/15/28                                     178             193
      Pool# 478297
         7.50%, 06/15/28                                     562             599
      Pool# 490807
         7.00%, 11/15/28                                     507             537
      Pool# 510418
         9.00%, 09/15/29                                      90              98
      Pool# 434648
         8.50%, 12/15/29                                      15              17
      Pool# 520466
         9.00%, 01/15/30                                      15              16
      Pool# 515763
         9.00%, 06/15/30                                      11              12
      Pool# 515799
         9.00%, 06/15/30                                      12              13
      Pool# 515814
         9.00%, 06/15/30                                      26              28
      Pool# 511872
         7.00%, 01/15/31                                     752             795
      Pool# 538229
         6.50%, 08/15/31                                     736             766
      Pool# 563325
         7.00%, 08/15/31                                   1,725           1,825
      Pool# 569704
         6.00%, 02/15/32                                     802             819
      Pool# 590373
         6.50%, 08/15/32                                   1,146           1,192
  (1) Pool# 552763
         6.50%, 09/15/32                                   4,653           4,842
  (8) Pool# 599752
         6.50%, 10/15/32                                   2,278           2,370
  (9) Pool# 603324
         6.00%, 12/15/32                                   2,315           2,366
  (6) Pool# 581491
         6.00%, 02/15/33                                   2,610           2,668
  (3) Pool# 604141
         6.00%, 03/15/33                                   4,643           4,745
  (5) Pool# 611514
         5.50%, 04/15/33                                   2,941           2,943
      Pool# 604338
         5.00%, 05/15/33                                   1,487           1,444
    =    5.00%, 09/01/33                                   1,500           1,455
    =    6.50%, 09/01/33                                   1,500           1,560
 =(7)    5.50%, 10/01/33                                   2,500           2,489
                                                                     -----------
                                                                          51,542

      NON-U.S. GOVERNMENT AGENCY SECURITIES 1.4%
      --------------------------------------------------------------------------

      VARIABLE RATE OBLIGATIONS 1.4%
      --------------------------------------------------------------------------

      MORGAN STANLEY DEAN WITTER CAPITAL I
      Series 2002-NC4N
         9.50%, 09/25/32                                     772             773

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      5.4% of investments

      GENERAL MILLS, INC.
         1.10%, 09/22/03                                   1,000           1,000

      GENERAL MOTORS ACCEPTANCE CORP.
         1.24%, 09/22/03                                   1,000             999

      WASHINGTON MUTUAL CAPITAL I
         1.18%, 09/02/03                                   1,000           1,000
                                                                     -----------
                                                                           2,999

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)

      OTHER INVESTMENT COMPANIES
      0.9% of investments

      PROVIDENT INSTITUTIONAL FUNDS-
      FED FUNDS PORTFOLIO   534,271                                          534

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


54 See financial notes.

SCHWAB GNMA FUND

Statement of
ASSETS AND LIABILITIES
As of August 31, 2003. All numbers are x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $ 55,848 a
Receivables:
   Fund shares sold                                                          66
   Interest                                                                 228
   Due from advisor                                                          32
Prepaid expenses                                                   +         38
                                                                   -------------
TOTAL ASSETS                                                             56,212

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                   1,279
   Dividends to shareholders                                                168
   Investments bought                                                     5,554
Accrued expenses                                                   +         33
                                                                   -------------
TOTAL LIABILITIES                                                         7,034

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             56,212
TOTAL LIABILITIES                                                  -      7,034
                                                                   -------------
NET ASSETS                                                             $ 49,178

NET ASSETS BY SOURCE
Capital received from investors                                          50,863
Net realized capital losses                                                (969) b
Net unrealized capital losses                                              (716) b

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                     SHARES
SHARE CLASS                NET ASSETS     /     OUTSTANDING     =     NAV
Investor Shares              $ 20,794                 2,145        $ 9.69
Select Shares(R)             $ 28,384                 2,928        $ 9.69

  Unless stated, all numbers are x 1,000.

a The fund's amortized cost for these securities was $56,564. For long-term government securities, the fund paid $109,407 during the report period and received $54,915 for securities it sold or that matured.

b These derive from investments.


FEDERAL TAX DATA
-----------------------------------------------

PORTFOLIO COST                        $ 56,564

NET UNREALIZED GAINS AND LOSSES:
Gains                                 $     10
Losses                             +      (726)
                                   ------------
                                         ($716)

AS OF AUGUST 31, 2003:

UNDISTRIBUTED EARNINGS:
Ordinary income                       $    168
Long-term capital gains               $     --

DEFERRED CAPITAL LOSSES               $    969

RECLASSIFICATIONS:
Net realized capital gains               ($728)
Reclassified as:
Net investment income
   not yet distributed                $    728


                                                         See financial notes. 55

SCHWAB GNMA FUND

Statement of
OPERATIONS
For March 3, 2003 through August 31, 2003. All numbers are x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $ 367

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (241)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                       (716)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   121 a
Transfer agent and shareholder service fees:
  Investor Shares                                                            26 b
  Select Shares(R)                                                           16 b
Trustees' fees                                                                3 c
Custodian and portfolio accounting fees                                      20
Professional fees                                                            16
Registration fees                                                            23
Shareholder reports                                                          12
Other expenses                                                      +         3
                                                                    ------------
Total expenses                                                              240
Expense reduction                                                   -       240 d
                                                                    ------------
NET EXPENSES                                                                 --

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     367
NET EXPENSES                                                        -        --
                                                                    ------------
NET INVESTMENT INCOME                                                       367
NET REALIZED LOSSES                                                        (241) e
NET UNREALIZED LOSSES                                               +      (716) e
                                                                    ------------
DECREASE IN NET ASSETS FROM OPERATIONS                                    ($590)

  Unless stated, all numbers are x 1,000.

a Calculated as 0.45% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class. These fees are paid to Charles Schwab & Co.

c For the fund's independent trustees only.

d Includes $197 from the investment adviser (CSIM) and $43 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the annual operating expenses of this fund through August 31, 2003 at 0.00% for both Investor Shares and Select(R) shares. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net loss on investments of $957.


56 See financial notes.

SCHWAB GNMA FUND

Statements of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on March 3, 2003, it has no prior report period. All numbers are x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             3/3/03 - 8/31/03
Net investment income                           $         367
Net realized losses                                      (241)
Net unrealized losses                        +           (716)
                                             -----------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                   (590)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Investor Shares                                           427
Select Shares(R)                             +            668
                                             -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME      $       1,095 a


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                               3/3/03 - 8/31/03
                              SHARES         VALUE
SHARES SOLD
Investor Shares                2,781     $  27,703
Select Shares             +    4,705        46,833
                          ------------------------------------------------------
TOTAL SHARES SOLD              7,486     $  74,536

SHARES REINVESTED
Investor Shares                   27     $     274
Select Shares             +       42           412
                          ------------------------------------------------------
TOTAL SHARES REINVESTED           69     $     686

SHARES REDEEMED
Investor Shares                 (663)      ($6,523)
Select Shares             +   (1,819)      (17,836)
                          ------------------------------------------------------
TOTAL SHARES REDEEMED         (2,482)     ($24,359)

NET TRANSACTIONS IN FUND
SHARES                         5,073     $  50,863

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                               3/3/03 - 8/31/03
                               SHARES   NET ASSETS
Beginning of period               --     $      --
Total increase            +    5,073        49,178 b
END OF PERIOD                  5,073     $  49,178

  Unless stated, all numbers are x 1,000.

a The tax-basis components of distributions paid for the current report period are:

  Ordinary income                    $1,095
  Long-term capital gains            $   --

  The difference of net investment income between financial statement and tax purposes are:

  Paydown losses                     $  728

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 57

SCHWAB BOND FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

BOTH SCHWAB YIELDPLUS FUND(R) AND SCHWAB GNMA FUND OFFER TWO SHARE CLASSES:
Investor Shares and Select Shares(R). Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Short-Term Bond Market and Total Bond Market Funds each offers one share class.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
   Schwab 1000 Fund(R)
   Schwab YieldPlus Fund(R)
   Schwab Short-Term Bond Market Fund
   Schwab Total Bond Market Fund
   Schwab GNMA Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab California Short/Intermediate Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counter-party might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market

SCHWAB BOND FUNDS

value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN). When they do so, the funds also place assets worth at least 100% of the value of the short securities into segregated accounts, as collateral. If the market value of the short securities subsequently falls, the funds can realize a gain by closing the position. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statements of Assets and Liabilities.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. A fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO "TBA" (TO BE ANNOUNCED) PURCHASE COMMITMENTS TO PURCHASE SECURITIES FOR A FIXED PRICE AT A FUTURE DATE, TYPICALLY NOT EXCEEDING 45 DAYS. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in a fund's other assets.

THE FUNDS MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity. Dollar roll transactions involve the risk that the market value of the security sold short by the fund may decline below the repurchase price of similar securities.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISOR FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

SCHWAB BOND FUNDS

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R).

The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. The net investment income and net realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

SCHWAB BOND FUNDS

   SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab YieldPlus Fund(R), Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund and Schwab GNMA Fund (four of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2003, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 10, 2003

SCHWAB BOND FUNDS

FUND TRUSTEES unaudited

   A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

   Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

   Each of the SchwabFunds (of which there were 49 as of 8/31/03) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST


                          TRUST POSITION(S);
NAME AND BIRTHDATE        TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2       Chair, Trustee:             Chair, Director, The Charles Schwab Corp.; CEO, Director, Schwab
7/29/37                   Family of Funds, 1989;      Holdings, Inc.; Chair, Director, Charles Schwab & Co., Inc.; Charles
                          Investments, 1991;          Schwab Investment Management, Inc.; Chair, Charles Schwab
                          Capital Trust, 1993;        Holdings, Inc. I, Schwab International Holdings, Inc.; Director, U.S.
                          Annuity Portfolios, 1994.   Trust Corp., United States Trust Co. of New York, The Gap, Inc.
                                                      (clothing retailer), Siebel Systems (software); Trustee, Stanford
                                                      University. Until 6/03: Director, Xsign, Inc. (electronic payment systems). Until 5/03: Co-Chair, The Charles Schwab Corporation.
                                                      Until 5/02: Director, Vodafone AirTouch PLC (telecom). Until 3/02:
                                                      Director, Audiobase, Inc. (Internet audio solutions). Until 7/01:
                                                      Director, The Charles Schwab Trust Company. Until 1/99: Director,
                                                      Schwab Retirement Plan Services, Inc., Mayer & Schweitzer, Inc.
                                                      (securities brokerage subsidiary of The Charles Schwab Corp.),
                                                      Performance Technologies, Inc. (technology), TrustMark, Inc.

1 The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB BOND FUNDS

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE        TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
DAWN G. LEPORE 1          Trustee:2003                Vice Chair, EVP, The Charles Schwab Corp.; Until 10/01: CIO, The
3/21/54                   (all trusts)                Charles Schwab Corporation. Until 1999: EVP, The Charles Schwab
                                                      Corporation. Director, Wal-Mart Stores, eBay, Inc.
----------------------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1        Trustee: 2002               EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                   (all trusts).               Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co., Inc.


INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE        TRUST OFFICE(S) HELD        MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
RANDALL W. MERK           President, CEO              President, CEO, Charles Schwab Investment Management, Inc;
7/25/54                   (all trusts).               EVP, Charles Schwab & Co., Inc.; Director, Charles Schwab Worldwide
                                                      Funds PLC, Charles Schwab Asset Management (Ireland) Ltd. Until
                                                      9/02: President, CIO, American Century Investment Management;
                                                      Director, American Century Cos., Inc. Until 6/01: CIO, Fixed
                                                      Income, American Century Cos., Inc. Until 1997: SVP, Director, Fixed
                                                      Income and Quantitative Equity Portfolio Management, Twentieth Century
                                                      Investors, Inc.
----------------------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG             Treasurer, Principal        SVP, CFO, Charles Schwab Investment Management, Inc.; VP,
3/7/51                    Financial Officer           The Charles Schwab Trust Co.; Director, Charles Schwab Asset
                          (all trusts).               Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
----------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD           SVP, Chief Investment       SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                    Officer                     Management, Inc.; CIO, The Charles Schwab Trust Co.
                          (all trusts).
----------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON            Secretary                   SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                   (all trusts).               Investment Management, Inc. Until 6/98: Branch Chief in
                                                      Enforcement, U.S. Securities and Exchange Commission, San Francisco.

1 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, as well as some of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

SCHWAB BOND FUNDS

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE        TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER        2000 (all trusts).          Chair, JDN Corp. Advisory LLC; Trustee, Stanford University, Director,
8/13/60                                               America First Cos., (venture capital/fund management), Redwood
                                                      Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                      International (research), PMI Group, Inc. (mortgage insurance),
                                                      Lucile Packard Children's Hospital. 2001: Special Advisor to the
                                                      President, Stanford University. Until 2002: Director, LookSmart, Ltd.
                                                      (Internet infrastructure). Until 2001: VP, Business Affairs, CFO,
                                                      Stanford University.
----------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD         Family of Funds, 1989;      CEO, Dorward & Associates (management, marketing and
9/23/31                   Investments, 1991;          communications consulting). Until 1999: EVP, Managing Director,
                          Capital Trust, 1993;        Grey Advertising.
                          Annuity Portfolios, 1994.
----------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER         2000 (all trusts).          Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Solectron Corp.
11/22/41                                              (manufacturing), Tenera, Inc. (services and software), Airlease Ltd.
                                                      (aircraft leasing), Mission West Properties (commercial real estate),
                                                      Stratex Networks (telecommunications); Public Governor, Member, executive committee, Pacific Stock & Options Exchange. Until 2002:
                                                      Director, Digital Microwave Corp. (network equipment). Until 1998:
                                                      Dean, Haas School of Business, University of California, Berkeley.
----------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES          Family of Funds, 1989;      Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                   Investments, 1991;          services and investment advice).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
----------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH           2000 (all trusts).          Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                               Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                      (investments -- Netherlands), Cooper Industries (electrical products);
                                                      Member, audit committee, Northern Border Partners, L.P. (energy).
----------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS        Family of Funds, 1989;      Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                   Investments, 1991;          Chair, CEO, North American Trust (real estate investments).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.
----------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY         Family of Funds, 1989;      Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate and
8/18/43                   Investments, 1991;          investments).
                          Capital Trust, 1993;
                          Annuity Portfolios, 1994.

SCHWAB BOND FUNDS

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed-income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

CERTIFICATE OF PARTICIPATION A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT RATINGS

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the credit-worthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


                   Credit                              Capacity to
                   quality                             make payments
                   -------                             -------------
           INVESTMENT GRADE BONDS

                    AAA                                Strongest

                     AA

                      A

                    BBB                                Adequate

                      [UP AND DOWN ARROW SPANNING TABLE AND
                     CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

           ---------------------------------------------------------------------

           BELOW INVESTMENT GRADE BONDS

                     BB                                Somewhat
                                                       speculative

                      B

                    CCC

                     CC

                      C                                Highly speculative

                      D                                In default
           ---------------------------------------------------------------------

SCHWAB BOND FUNDS

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See chart on prior page.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works projects and is secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% /[1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bond-holder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies.

Actively managed funds include multi-manager stock funds, a fund that uses long-short strategies, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goals. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1

www.schwab.com

SCHWAB BY PHONE(TM) 2

Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO  80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWABFUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketMasters Funds(TM)
   Schwab U.S. MarketMasters Fund(TM)
   Schwab Small-Cap MarketMasters Fund(TM)
   Schwab International MarketMasters Fund(TM)
   Schwab Balanced MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab All Equity Portfolio
   Schwab Growth Portfolio
   Schwab Balanced Portfolio
   Schwab Conservative Portfolio

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR

SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2003 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.
REG13655-05

Item 2: Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 10(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

         Registrant's Board of Trustees has determined that Registrant has three "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR, serving on its audit committee, including William A. Hasler, Mariann Byerwalter and Donald R. Stephens. Each of these members of Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR.

         The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of the Registrant's audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of the Registrant's audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: [Reserved].

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: [Reserved].

Item 9: Controls and Procedures.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Randall W. Merk and Registrant's Principal Financial Officer, Tai-Chin Tung, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of this annual report), there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 10: Exhibits.

(a)(1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

   (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By: /s/ Randall W. Merk
    _________________________
       Randall W. Merk
       Chief Executive Officer

Date: October 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Randall W. Merk
     _________________________
       Randall W. Merk
       Chief Executive Officer

Date: October 30, 2003

By:    /s/ Tai-Chin Tung
     _________________________
       Tai-Chin Tung
       Principal Financial Officer

Date: October 29, 2003